UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6135
                                   --------

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                      ------------------------------------
              (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 12/31/03
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



                      TEMPLETON INSTITUTIONAL FUNDS, INC.

                              FOREIGN EQUITY SERIES
TIFI----------------------------------------------------------------------------
                                  ANNUAL REPORT



Templeton


                                DECEMBER 31, 2003

--------------------------------------------------------------------------------
            MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

     o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

     o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
        BANK;

     o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
        PRINCIPAL.
--------------------------------------------------------------------------------



INVESTING IN EMERGING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH MAY INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.

REGULATORY UPDATE
AS OF FEBRUARY 12, 2004

                        To Our Valued Shareholders:

                        In our efforts to fulfill our ongoing commitment to providing you with timely and accurate information, we have prepared this statement to give you an overview of current industry issues as they pertain to Franklin Resources, Inc. (Franklin Templeton Investments) and our subsidiary companies (the "Company"). Any further updates on these and other matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

                        On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

                        The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend the allegations vigorously. The Company and the Fund may be named in similar civil actions related to the matter described above.

                        In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

                        The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on a fund is uncertain at this time. If we find that we bear responsibility for any unlawful or improper conduct, we have committed to making a fund or its shareholders whole, as appropriate.

                        December 31, 2003





                        We are pleased to bring you the annual report for the Templeton Institutional Funds, Inc. (TIFI) Foreign Equity Series (the "Fund") covering the 12-month period ended December 31, 2003.

PERFORMANCE OVERVIEW

                        The Fund posted a 42.61% cumulative total return for the 12-month period ended December 31, 2003. The Fund outperformed its benchmarks, the MSCI AC World Free


----------------------------------------------------------------------------------------
                             TOTAL RETURNS AS OF 12/31/03

                              ONE-        THREE-       FIVE-       TEN-     CUMULATIVE
                              YEAR         YEAR        YEAR        YEAR        SINCE
                             AVERAGE      AVERAGE     AVERAGE     AVERAGE  INCEPTION 1,3
                           ANNUAL 1,2   ANNUAL 1,2  ANNUAL 1,2  ANNUAL 1,2  (10/18/90)
TIFI Foreign Equity
Series - Primary Shares      42.61%       2.21%       5.06%       8.02%      237.59%

MSCI AC World
Free ex- U.S. Index 4        41.41%      -0.96%       1.55%       4.66%      119.13%

MSCI EAFE Index 5            39.17%      -2.57%       0.26%       4.78%       98.60%

1 Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2 Average annual total return represents the average annual change in value of an investment over the indicated periods.

3 Cumulative total return represents the change in value of an investment over the indicated periods.

4 Source: Morgan Stanley Capital International (MSCI). The MSCI All Country (AC)
  World Free ex-U.S. Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia, and Eastern
  Europe. It includes reinvested dividends.

5 Source: Morgan Stanley Capital International (MSCI). The MSCI Europe,
  Australasia, and Far East (EAFE) Index is a capitalization-weighted
  (outstanding shares times price) equity index that measures the total returns
  (gross dividends are reinvested) of equity securities in the developed markets of Europe, Australasia, and the Far East.

Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
----------------------------------------------------------------------------------------

[PHOTO OF GARY P. MOTYL OMITTED]

GARY P. MOTYL, CHIEF INVESTMENT OFFICER OF TEMPLETON INSTITUTIONAL GLOBAL EQUITIES GROUP AND PRESIDENT OF TEMPLETON INVESTMENT COUNSEL, LLC, MANAGES SEVERAL INSTITUTIONAL MUTUAL FUNDS AND SEPARATE ACCOUNT PORTFOLIOS AND HAS RESEARCH RESPONSIBILITY FOR THE GLOBAL AUTOMOBILE INDUSTRY.


PRIOR TO JOINING TEMPLETON IN 1981, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY, HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.


MR. MOTYL HOLDS A B.S. IN FINANCE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND AN M.B.A. FROM PACE UNIVERSITY IN NEW YORK. HE IS ALSO A CHARTERED FINANCIAL ANALYST (CFA) CHARTERHOLDER.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 9.


              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                                   CONTINUED ...

                                  ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES
LETTER CONTINUED................................................................


ex-U.S. Index 1 and the MSCI EAFE Index 2, which returned 41.41% and 39.17%, respectively, during the same period.

ECONOMIC AND MARKET OVERVIEW

                        In March 2003, equity investors sparked a rally in global markets that reversed the course of the previous three years and resulted in the strongest annual gains in global equities since 1986. The rally's main catalyst was an improving global economy, underpinned by years of expansionary fiscal and monetary policies, corporate restructuring and consolidation, and declining equity valuations that created opportunities for investors in Asia, Europe, and the Americas.

                        In many countries, including the United States, China, and Japan, gross domestic product (GDP) growth accelerated in 2003, particularly in the second half of the year. In the United States, GDP grew at annualized rates of 3.1% and 8.2% in the second and third quarters. Over the same periods, consumer spending rose 3.3% and 6.9% (annualized), spurred largely by tax cuts, car-buying incentives, and mortgage refinancing, as U.S. interest rates remained at the lowest level in more than four decades. Industrial production increased in the United States, China, Japan, and South Korea in the second half of the year, as did consumer sentiment in the United States, the U.K., Germany, and Sweden, and business sentiment in the United States, Australia, Germany, and Japan. In short, a synchronized global economic recovery gained momentum in 2003.

                        Further evidence of this recovery was the continued rise in the prices of base metals and other commodities. This was due, in part, to greater demand in China. On December 31, 2003, contracts for aluminum and other metals such as silver, gold, copper, and zinc ranged from 19% to 50% higher than 12 months before. While gold crossed the $400-an-ounce threshold for the first time in more than seven years, agricultural commodi




                       GEOGRAPHIC DISTRIBUTION ON 12/31/03
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)
                                   [PIE CHART]
Europe    Asia     North America  Australia/New Zealand  Latin America
58.6%     21.2%    6.0%           4.7%                   2.0%

 Middle East/Africa  Short-Term Investments & Other Net Assets
 0.6%                6.9%

                       FUND ASSET ALLOCATION ON 12/31/03
                                   [PIE CHART]
Equity*    Short-Term Investments & Other Net Assets   Fixed Income
93.0%      6.9%                                        0.1%

*EQUITY INCLUDES CONVERTIBLE AND PREFERRED SECURITIES.



1. Source: Morgan Stanley Capital International (MSCI). The MSCI All Country
(AC) World Free ex-U.S. Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia, and Eastern Europe. It includes reinvested dividends.

2. Source: Morgan Stanley Capital International (MSCI). The MSCI Europe, Australasia, and Far East (EAFE) Index is a capitalization-weighted (outstanding shares times price) equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets of Europe, Australasia, and the Far East.

2    ANNUAL REPORT

.................................................................................

ties such as cotton and soybeans gained 47% and 39%, respectively. Despite rising commodities prices, global inflation remained subdued throughout the year.

                        In 2003, the value of the U.S. dollar fell against most major currencies, including a 17% decline versus the euro. While the decline magnified top-line and earnings-per-share growth in the United States, it had the opposite effect in Europe. The dollar decline also benefited U.S. investors in international equities because it increased the returns of investments denominated in currencies that appreciated against the dollar, such as the euro. Although the dollar's decline significantly affected equity market returns, it was not the only reason for the past year's gains. Equity markets in many countries, including emerging market countries, produced stronger gains than the U.S. equity market, even in their local currencies. Last year, these countries benefited from the improving economic and financial market conditions.

INVESTMENT STRATEGY

                        We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow over a five-year horizon. Stocks are selected for purchase or sale utilizing strict valuation parameters, reflecting our focus on individual companies rather than countries or sectors.

MANAGER'S DISCUSSION

                        In 2003, an improved investor outlook for the global economy led to a stock market trend that favored materials, industrials, and telecommunications services. These sectors are widely regarded in the markets as likely beneficiaries in the early part of a recovery cycle, when demand for materials, industrial commodities, and technology typically increases. The Fund benefited from this trend in both relative and absolute terms. This resulted from strong appreciation of portfolio holdings and the Fund's relative overweight positions in the materials and industrial sectors versus the MSCI AC World Free ex-U.S. Index, the Fund's benchmark.


                       SECTOR DIVERSIFICATION ON 12/31/03
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

                    Financials                       18.1%

                    Materials                        13.2%

                    Industrials                      12.4%

                    Consumer Discretionary            9.6%

                    Telecommunication Services        8.8%

                    Energy                            8.2%

                    Health Care                       7.5%

                    Utilities                         5.7%

                    Information Technology            5.5%

                    Consumer Staples                  3.5%

                    Short-Term Investment & Other
                    Net Assets                        7.5%




                     10 LARGEST EQUITY POSITIONS ON 12/31/03
                        (PERCENTAGE OF TOTAL NET ASSETS)

                      Samsung Electronic Co. Ltd.       2.0%

                      Alcan Inc.                        1.9%

                      BHP Billiton Ltd., ADR            1.9%

                      E.ON AG, ORD & ADR                1.9%

                      Aventis SA, ORD & ADR             1.8%

                      ENI SpA, ORD & ADR                1.7%

                      Amersham PLC, ORD & ADR           1.7%

                      ICICI Bank Ltd., ORD & ADR        1.7%

                      Koninklijke Philips Electronic NV 1.6%

                      Telefonica SA, ORD & ADR          1.5%



                                                                 ANNUAL REPORT 3

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES
LETTER CONTINUED................................................................



                        These overweight positions developed over the past three-plus years, as we applied our investment strategy of finding undervalued securities from around the world, particularly non-U.S. securities. This determination is based on five-year models we construct for each security. Recall that in the late 1990s, investor interest shifted toward "new economy" stocks and few wanted to hold the more traditional brick and mortar companies often referred to as "old economy" stocks. This lack of interest led to valuations that we considered very attractive among many companies in the latter group of stocks. For example, the Fund held a position in Hanson PLC, a building materials company from the U.K., and BHP Billiton, a mining and oil company with dual headquarters in the U.K. and Australia. In the industrial sector the Fund held Atlas Copco (Sweden), Komatsu, (Japan), and Deutsche Post (Germany), among others. Despite their out of fashion status, we adhered to our investment philosophy and were patient holders of these stocks. In 2003, our patience paid off as these stocks provided annual gains anywhere from 68% to 102% (in U.S. dollars). In addition, the Fund's overweight positions in the materials and industrial sectors provided an advantage for relative performance.

                        In other areas, E.ON (Germany) and Iberdrola (Spain), two utility companies, were major contributors to portfolio performance in 2003. In this case also, an overweight position in utilities contributed to the Fund's relative performance.

                        Although the information technology (IT) sector remained underweight versus the Fund's benchmark throughout last year, the Fund's returns for IT holdings (in aggregate) were stronger in the portfolio than the benchmark (64% versus 50%). Holdings such as NEC Corp. (Japan), Satyam Computer Services (India), and Samsung Electronics (South Korea) contributed between 42 and 99 basis points each to the portfolio's performance. Despite these strong contributors, the portfolio slightly lagged the benchmark in relative IT sector performance. Similarly, the returns of portfolio holdings in the financial sector were stronger in the Fund than the benchmark (50% versus 49%), yet the Fund also lagged the benchmark's per-


--------------------------------------------------------------------------------
TEMPLETON FOREIGN EQUITY SERIES - PRIMARY SHARES
TOTAL RETURN INDEX COMPARISON
$5,000,000 INVESTMENT: 10/18/90 - 12/31/03

[LINE GRAPH]


                 TIFI - Foreign   MSCI All Country   MSCI EAFE       CPI
                 Equity Series    World Free ex US    Index         Index

      INCEPTION   $ 5,000,000      $ 5,000,000     $ 5,000,000    $ 5,000,000
      Oct-90      $ 4,970,000      $ 5,277,872     $ 4,934,899    $ 5,010,497
      Nov-90      $ 4,875,000      $ 4,984,504     $ 4,645,204    $ 5,021,531
      Dec-90      $ 4,860,000      $ 5,075,508     $ 4,722,265    $ 5,021,531
      Jan-91      $ 5,005,000      $ 5,234,135     $ 4,876,331    $ 5,051,810
      Feb-91      $ 5,614,715      $ 5,796,297     $ 5,400,502    $ 5,059,211
      Mar-91      $ 5,452,705      $ 5,477,302     $ 5,077,601    $ 5,066,613
      Apr-91      $ 5,503,335      $ 5,536,810     $ 5,128,939    $ 5,074,014
      May-91      $ 5,579,275      $ 5,615,435     $ 5,183,969    $ 5,088,817
      Jun-91      $ 5,295,755      $ 5,224,874     $ 4,804,402    $ 5,104,293
      Jul-91      $ 5,604,590      $ 5,475,926     $ 5,041,756    $ 5,111,694
      Aug-91      $ 5,614,715      $ 5,381,896     $ 4,940,601    $ 5,126,497
      Sep-91      $ 5,756,480      $ 5,655,734     $ 5,220,530    $ 5,149,374
      Oct-91      $ 5,736,225      $ 5,754,624     $ 5,295,844    $ 5,156,776
      Nov-91      $ 5,685,595      $ 5,498,299     $ 5,050,016    $ 5,171,579
      Dec-91      $ 5,899,360      $ 5,783,736     $ 5,312,370    $ 5,175,616
      Jan-92      $ 6,060,455      $ 5,703,139     $ 5,200,543    $ 5,183,017
      Feb-92      $ 6,154,890      $ 5,528,007     $ 5,015,878    $ 5,201,857
      Mar-92      $ 6,108,305      $ 5,193,699     $ 4,686,141    $ 5,228,099
      Apr-92      $ 6,304,445      $ 5,210,754     $ 4,709,499    $ 5,235,500
      May-92      $ 6,657,495      $ 5,527,136     $ 5,026,180    $ 5,242,901
      Jun-92      $ 6,584,640      $ 5,260,405     $ 4,789,505    $ 5,261,741
      Jul-92      $ 6,360,485      $ 5,148,495     $ 4,668,309    $ 5,273,180
      Aug-92      $ 6,181,155      $ 5,423,066     $ 4,962,685    $ 5,287,983
      Sep-92      $ 6,024,245      $ 5,311,798     $ 4,866,378    $ 5,302,786
      Oct-92      $ 5,811,295      $ 5,078,534     $ 4,612,698    $ 5,321,626
      Nov-92      $ 5,822,505      $ 5,106,638     $ 4,657,428    $ 5,329,027
      Dec-92      $ 5,820,815      $ 5,149,274     $ 4,682,816    $ 5,325,663
      Jan-93      $ 5,843,980      $ 5,148,678     $ 4,683,723    $ 5,351,904
      Feb-93      $ 5,971,405      $ 5,306,251     $ 4,826,679    $ 5,370,610
      Mar-93      $ 6,119,130      $ 5,743,162     $ 5,248,598    $ 5,389,584
      Apr-93      $ 6,316,145      $ 6,250,447     $ 5,748,191    $ 5,404,387
      May-93      $ 6,484,190      $ 6,389,589     $ 5,871,201    $ 5,411,923
      Jun-93      $ 6,362,505      $ 6,313,118     $ 5,780,833    $ 5,419,392
      Jul-93      $ 6,466,805      $ 6,522,955     $ 5,984,539    $ 5,419,190
      Aug-93      $ 6,924,585      $ 6,873,034     $ 6,308,836    $ 5,434,396
      Sep-93      $ 6,872,430      $ 6,731,737     $ 6,168,297    $ 5,445,431
      Oct-93      $ 7,278,055      $ 6,975,225     $ 6,359,914    $ 5,468,376
      Nov-93      $ 7,110,010      $ 6,444,008     $ 5,805,314    $ 5,472,009
      Dec-93      $ 7,801,445      $ 6,946,617     $ 6,225,722    $ 5,471,740
      Jan-94      $ 8,357,855      $ 7,517,903     $ 6,753,423    $ 5,487,014
      Feb-94      $ 8,129,435      $ 7,461,054     $ 6,736,195    $ 5,506,056
      Mar-94      $ 7,768,920      $ 7,119,319     $ 6,447,259    $ 5,524,896
      Apr-94      $ 7,881,600      $ 7,360,835     $ 6,722,292    $ 5,532,297
      May-94      $ 7,911,255      $ 7,363,310     $ 6,685,117    $ 5,535,661
      Jun-94      $ 7,656,245      $ 7,415,529     $ 6,781,228    $ 5,554,501
      Jul-94      $ 7,988,350      $ 7,536,104     $ 6,848,021    $ 5,569,304
      Aug-94      $ 8,261,150      $ 7,789,677     $ 7,011,530    $ 5,592,249
      Sep-94      $ 8,065,445      $ 7,596,849     $ 6,792,108    $ 5,607,052
      Oct-94      $ 8,237,430      $ 7,801,047     $ 7,019,992    $ 5,611,089
      Nov-94      $ 7,881,600      $ 7,424,744     $ 6,684,210    $ 5,618,490
      Dec-94      $ 7,819,750      $ 7,407,368     $ 6,727,430    $ 5,618,490
      Jan-95      $ 7,594,765      $ 7,071,410     $ 6,470,833    $ 5,640,627
      Feb-95      $ 7,713,335      $ 7,032,716     $ 6,453,908    $ 5,663,168
      Mar-95      $ 7,749,830      $ 7,430,062     $ 6,858,152    $ 5,681,941
      Apr-95      $ 8,090,485      $ 7,719,900     $ 7,117,916    $ 5,700,713
      May-95      $ 8,297,305      $ 7,685,791     $ 7,034,893    $ 5,711,950
      Jun-95      $ 8,345,970      $ 7,579,474     $ 6,913,391    $ 5,723,187
      Jul-95      $ 8,759,620      $ 8,009,875     $ 7,345,801    $ 5,723,052
      Aug-95      $ 8,534,545      $ 7,731,957     $ 7,067,141    $ 5,738,528
      Sep-95      $ 8,692,705      $ 7,864,085     $ 7,207,075    $ 5,749,294
      Oct-95      $ 8,504,130      $ 7,653,973     $ 7,015,156    $ 5,768,201
      Nov-95      $ 8,637,960      $ 7,833,735     $ 7,212,213    $ 5,764,164
      Dec-95      $ 8,834,275      $ 8,143,470     $ 7,504,776    $ 5,760,396
      Jan-96      $ 9,117,425      $ 8,255,334     $ 7,537,417    $ 5,794,173
      Feb-96      $ 9,262,065      $ 8,255,655     $ 7,564,618    $ 5,812,946
      Mar-96      $ 9,331,560      $ 8,409,331     $ 7,727,193    $ 5,842,955
      Apr-96      $ 9,672,730      $ 8,664,463     $ 7,953,750    $ 5,865,429
      May-96      $ 9,786,450      $ 8,534,352     $ 7,809,427    $ 5,876,665
      Jun-96      $ 9,754,860      $ 8,577,631     $ 7,855,149    $ 5,880,433
      Jul-96      $ 9,502,145      $ 8,292,469     $ 7,627,483    $ 5,891,603
      Aug-96      $ 9,780,130      $ 8,341,112     $ 7,646,221    $ 5,902,839
      Sep-96      $ 9,862,350      $ 8,548,244     $ 7,851,031    $ 5,921,612
      Oct-96      $ 9,957,240      $ 8,462,613     $ 7,772,857    $ 5,940,385
      Nov-96     $ 10,469,655      $ 8,789,081     $ 8,084,159    $ 5,951,622
      Dec-96     $ 10,740,950      $ 8,687,303     $ 7,982,003    $ 5,951,622
      Jan-97     $ 10,938,155      $ 8,527,714     $ 7,704,552    $ 5,970,327
      Feb-97     $ 11,089,240      $ 8,684,094     $ 7,832,397    $ 5,988,225
      Mar-97     $ 11,201,115      $ 8,665,893     $ 7,862,621    $ 6,003,162
      Apr-97     $ 11,148,470      $ 8,738,972     $ 7,906,445    $ 6,010,362
      May-97     $ 11,609,150      $ 9,278,761     $ 8,422,661    $ 6,006,729
      Jun-97     $ 12,122,480      $ 9,790,723     $ 8,889,310    $ 6,013,928
      Jul-97     $ 12,563,415      $ 9,988,960     $ 9,034,685    $ 6,021,128
      Aug-97     $ 11,852,650      $ 9,203,166     $ 8,361,911    $ 6,032,566
      Sep-97     $ 12,806,920      $ 9,700,732     $ 8,832,188    $ 6,047,638
      Oct-97     $ 11,859,230      $ 8,874,822     $ 8,155,277    $ 6,062,778
      Nov-97     $ 11,780,260      $ 8,763,921     $ 8,073,882    $ 6,059,144
      Dec-97     $ 11,968,600      $ 8,864,782     $ 8,146,418    $ 6,051,877
      Jan-98     $ 12,113,380      $ 9,129,955     $ 8,520,886    $ 6,062,778
      Feb-98     $ 12,885,550      $ 9,739,155     $ 9,069,441    $ 6,074,889
      Mar-98     $ 13,832,910      $10,075,664     $ 9,350,791    $ 6,087,068
      Apr-98     $ 14,012,830      $10,147,826     $ 9,426,984    $ 6,098,035
      May-98     $ 13,860,590      $ 9,963,800     $ 9,383,432    $ 6,109,003
      Jun-98     $ 13,729,110      $ 9,926,344     $ 9,456,270    $ 6,116,337
      Jul-98     $ 13,971,310      $10,020,745     $ 9,554,527    $ 6,123,671
      Aug-98     $ 11,722,335      $ 8,607,545     $ 8,372,792    $ 6,131,005
      Sep-98     $ 11,549,340      $ 8,425,720     $ 8,118,342    $ 6,138,339
      Oct-98     $ 12,442,005      $ 9,308,295     $ 8,967,019    $ 6,153,075
      Nov-98     $ 13,113,240      $ 9,808,520     $ 9,428,495    $ 6,153,075
      Dec-98     $ 13,184,695      $10,146,450     $ 9,802,661    $ 6,149,374
      Jan-99     $ 13,043,645      $10,135,585     $ 9,776,064    $ 6,164,379
      Feb-99     $ 12,746,690      $ 9,908,647     $ 9,545,157    $ 6,170,569
      Mar-99     $ 13,435,420      $10,387,049     $ 9,945,958    $ 6,189,275
      Apr-99     $ 14,537,050      $10,906,612     $10,351,288    $ 6,234,289
      May-99     $ 14,001,120      $10,394,325     $ 9,820,492    $ 6,234,289
      Jun-99     $ 14,663,585      $10,871,948     $10,205,539    $ 6,234,289
      Jul-99     $ 14,745,465      $11,126,938     $10,511,392    $ 6,250,572
      Aug-99     $ 14,671,030      $11,165,540     $10,551,891    $ 6,269,345
      Sep-99     $ 14,373,290      $11,241,049     $10,660,695    $ 6,296,864
      Oct-99     $ 14,604,040      $11,659,622     $11,062,364    $ 6,309,380
      Nov-99     $ 15,333,495      $12,125,829     $11,448,921    $ 6,311,936
      Dec-99     $ 16,788,955      $13,282,292     $12,478,632    $ 6,311,936
      Jan-00     $ 15,751,830      $12,561,548     $11,687,988    $ 6,329,498
      Feb-00     $ 16,188,515      $12,900,854     $12,004,729    $ 6,365,765
      Mar-00     $ 16,514,790      $13,386,362     $12,472,587    $ 6,417,104
      Apr-00     $ 15,808,360      $12,639,271     $11,818,276    $ 6,422,083
      May-00     $ 15,753,415      $12,315,956     $11,532,037    $ 6,427,062
      Jun-00     $ 16,561,885      $12,840,245     $11,985,707    $ 6,462,118
      Jul-00     $ 16,334,260      $12,333,313     $11,485,492    $ 6,475,912
      Aug-00     $ 16,577,585      $12,485,902     $11,587,598    $ 6,475,912
      Sep-00     $ 15,800,510      $11,793,308     $11,025,794    $ 6,509,689
      Oct-00     $ 15,149,025      $11,418,472     $10,767,384    $ 6,520,859
      Nov-00     $ 15,046,985      $10,906,190     $10,365,976    $ 6,524,627
      Dec-00     $ 15,805,910      $11,278,642     $10,736,767    $ 6,519,580
      Jan-01     $ 16,057,685      $11,447,823     $10,731,829    $ 6,562,105
      Feb-01     $ 15,526,160      $10,541,495     $ 9,928,068    $ 6,589,625
      Mar-01     $ 14,351,635      $ 9,796,362     $ 9,270,725    $ 6,605,908
      Apr-01     $ 15,163,635      $10,462,640     $ 9,920,945    $ 6,629,660
      May-01     $ 15,069,215      $10,173,719     $ 9,578,671    $ 6,658,458
      Jun-01     $ 14,729,310      $ 9,783,525     $ 9,190,518    $ 6,672,251
      Jul-01     $ 14,370,520      $ 9,565,848     $ 9,024,029    $ 6,651,056
      Aug-01     $ 14,210,005      $ 9,328,275     $ 8,797,306    $ 6,653,613
      Sep-01     $ 12,463,260      $ 8,338,645     $ 7,908,238    $ 6,681,133
      Oct-01     $ 12,869,260      $ 8,572,276     $ 8,110,458    $ 6,658,592
      Nov-01     $ 13,634,055      $ 8,964,350     $ 8,409,957    $ 6,647,356
      Dec-01     $ 13,891,585      $ 9,079,827     $ 8,460,091    $ 6,621,114
      Jan-02     $ 13,497,975      $ 8,690,962     $ 8,011,199    $ 6,638,676
      Feb-02     $ 13,718,780      $ 8,753,542     $ 8,067,779    $ 6,664,985
      Mar-02     $ 14,385,620      $ 9,229,055     $ 8,508,246    $ 6,700,040
      Apr-02     $ 14,404,850      $ 9,289,022     $ 8,569,862    $ 6,738,864
      May-02     $ 14,664,485      $ 9,390,204     $ 8,686,120    $ 6,737,586
      Jun-02     $ 14,058,670      $ 8,984,742     $ 8,343,592    $ 6,742,565
      Jul-02     $ 12,548,950      $ 8,109,132     $ 7,520,549    $ 6,750,034
      Aug-02     $ 12,577,800      $ 8,109,636     $ 7,505,258    $ 6,771,296
      Sep-02     $ 11,029,615      $ 7,250,254     $ 6,701,070    $ 6,782,533
      Oct-02     $ 11,635,425      $ 7,639,211     $ 7,061,722    $ 6,796,326
      Nov-02     $ 12,423,945      $ 8,006,574     $ 7,383,184    $ 6,795,115
      Dec-02     $ 11,835,600      $ 7,747,912     $ 7,135,479    $ 6,780,110
      Jan-03     $ 11,513,832      $ 7,475,908     $ 6,838,132    $ 6,810,658
      Feb-03     $ 11,172,320      $ 7,324,433     $ 6,681,817    $ 6,863,141
      Mar-03     $ 10,810,119      $ 7,182,357     $ 6,555,540    $ 6,904,185
      Apr-03     $ 12,046,121      $ 7,874,446     $ 7,205,573    $ 6,890,055
      May-03     $ 12,722,980      $ 8,376,046     $ 7,648,862    $ 6,876,598
      Jun-03     $ 13,036,885      $ 8,609,173     $ 7,838,169    $ 6,883,999
      Jul-03     $ 13,694,125      $ 8,838,173     $ 8,029,079    $ 6,890,728
      Aug-03     $ 14,223,840      $ 9,100,641     $ 8,224,370    $ 6,918,315
      Sep-03     $ 14,321,936      $ 9,355,452     $ 8,479,534    $ 6,939,174
      Oct-03     $ 15,410,795      $ 9,961,902     $ 9,008,594    $ 6,932,445
      Nov-03     $ 15,685,462      $10,179,120     $ 9,210,163    $ 6,911,587
      Dec-03     $ 16,879,251      $10,956,300     $ 9,930,121    $ 6,904,858





                                                                     SINCE
                     ONE-        THREE-      FIVE-      TEN-       INCEPTION
                     YEAR         YEAR       YEAR       YEAR      (10/18/90)
Average
Annual
Total
Return 1,2          42.61%       2.21%      5.06%      8.02%        9.65%

Cumulative
Total
Return 1,3          42.61%       6.79%      28.02%    116.36%      237.59%



1 PAST FEE WAIVERS BY THE FUND'S MANAGER AND ADMINISTRATOR INCREASED THE FUND'S
  TOTAL RETURNS. WITHOUT THESE WAIVERS, THE PRIMARY SHARES TOTAL RETURNS WOULD HAVE BEEN LOWER.

2 AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF
  AN INVESTMENT OVER THE INDICATED PERIODS.

3 CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER
  THE INDICATED PERIODS.

4 SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI). THE MSCI ALL COUNTRY (AC)
  WORLD FREE EX-U.S. INDEX MEASURES THE PERFORMANCE OF SECURITIES LOCATED IN 48 COUNTRIES, INCLUDING EMERGING MARKETS IN LATIN AMERICA, ASIA, AND EASTERN EUROPE. IT INCLUDES REINVESTED DIVIDENDS.

5 SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI). THE MSCI EUROPE,
  AUSTRALASIA, AND FAR EAST (EAFE) INDEX IS A CAPITALIZATION-WEIGHTED (OUTSTANDING SHARES TIMES PRICE) EQUITY INDEX THAT MEASURES THE TOTAL RETURNS (GROSS DIVIDENDS ARE REINVESTED) OF EQUITY SECURITIES IN THE DEVELOPED MARKETS OF EUROPE, AUSTRALASIA AND THE FAR EAST.

6 SOURCE: U.S. BUREAU OF LABOR STATISTICS.

  INDICES ARE UNMANAGED, DO NOT CONTAIN CASH, AND DO NOT INCLUDE MANAGEMENT OR OTHER OPERATING EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

  ALL CALCULATIONS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF THE COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

  THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.
  ------------------------------------------------------------------------------



4   ANNUAL REPORT

.................................................................................

formance in financials also due, in part, to the Fund's underweight position (21% versus 25%).

                        Although still positive, the lowest sector returns for 2003 (in both the Fund and the benchmark) occurred in the consumer staples sector. These stocks were generally under pressure last year. The Fund's performance lagged the benchmark due to a combination of stock selection and relative weighting. The Fund was underweight in consumer staples (4% versus 8%).

                        In 2003, our investment strategy led us to initiate portfolio positions in several companies. The largest transactions included two integrated utilities: Suez, a France-based company that operates in more than 130 countries providing electricity, natural gas, water, and waste management services, and National Grid Transco, the sole provider of electricity transmission in England and Wales and the operator of natural gas transmission in the U.K. We also initiated a position in Cadbury Schweppes, a U.K.-based company that is one of the world's largest confectionary makers.

                        Other large additions to the portfolio included two telecommunications companies. The first is Chunghwa Telecom, the largest cellular operator and provider of local, domestic long distance, and international long distance services in Taiwan. The second is Portugal Telecom, the leading provider of local and broadband access telecom services in Portugal.

                        On the sell side, we liquidated the Fund's position in TransCanada Pipelines. This stock performed well over the past two years and no longer appeared undervalued to us. We also liquidated the positions in Alcatel (France) and Banca Nazionale del Lavoro (Italy). After we reassessed the earnings growth potential for these two companies, their valuations no longer appeared attractive to us. We decided to reallocate these assets to other holdings that might offer greater appreciation potential, based on our research.

                        It is important to note that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the



                                                                 ANNUAL REPORT 5

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES
LETTER CONTINUED................................................................



countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with these markets' relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. These special risks and other considerations are discussed in the Fund's prospectus. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same term used in managing other Franklin Templeton funds.

                        We thank you for your continued participation and look forward to serving your investment needs.

Best regards,

/S/Gary P. Motyl
Gary P. Motyl, CFA
PRESIDENT
TEMPLETON INVESTMENT COUNSEL, LLC
CHIEF INVESTMENT OFFICER, TEMPLETON INSTITUTIONAL GLOBAL EQUITIES



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6   ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Highlights

                                                                                     PRIMARY SHARES
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2003        2002        2001        2000        1999
                                                              -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................      $12.13      $14.47      $16.95      $21.53      $17.76
                                                              -----------------------------------------------------------
Income from investment operations:
 Net investment income a ...................................         .25         .23         .25         .35         .37
 Net realized and unrealized gains (losses) ................        4.87       (2.37)      (2.28)      (1.66)       4.42
                                                              -----------------------------------------------------------
Total from investment operations ...........................        5.12       (2.14)      (2.03)      (1.31)       4.79
                                                              -----------------------------------------------------------
Less distributions from:
 Net investment income .....................................        (.30)       (.20)       (.28)       (.33)       (.38)
 Net realized gains ........................................          --          --        (.17)      (2.94)       (.64)
                                                              -----------------------------------------------------------
Total distributions ........................................        (.30)       (.20)       (.45)      (3.27)      (1.02)
                                                              -----------------------------------------------------------
Net asset value, end of year ...............................      $16.95      $12.13      $14.47      $16.95      $21.53
                                                              -----------------------------------------------------------
Total return b .............................................      42.61%    (14.80)%    (12.11)%     (5.86)%      27.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................  $4,642,764  $3,164,910  $3,551,516  $4,344,727  $5,247,862
Ratios to average net assets:
 Expenses ..................................................        .83%        .83%        .84%        .83%        .84%
 Net investment income .....................................       1.85%       1.68%       1.62%       1.71%       1.88%
Portfolio turnover rate ....................................       8.93%      16.26%      15.38%      27.41%      10.56%


a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.


                                                                 ANNUAL REPORT 7

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Highlights (CONTINUED)

                                                                                   SERVICE SHARES
                                                                -----------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------
                                                                  2003 C    2002       2001      2000    1999 D
                                                                -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................  $12.13    $14.47     $16.95    $21.53  $19.53
                                                                -----------------------------------------------
Income from investment operations:
 Net investment income a .....................................     .25       .23        .25       .35     .25
 Net realized and unrealized gains (losses) ..................    4.77     (2.37)     (2.28)    (1.66)   2.73
                                                                -----------------------------------------------
Total from investment operations .............................    5.02     (2.14)     (2.03)    (1.31)   2.98
                                                                -----------------------------------------------
Less distributions from:
 Net investment income .......................................    (.30)     (.20)      (.28)     (.33)   (.37)
 Net realized gains ..........................................      --        --       (.17)    (2.94)   (.61)
                                                                -----------------------------------------------
Total distributions ..........................................    (.30)     (.20)      (.45)    (3.27)   (.98)
                                                                -----------------------------------------------
Net asset value, end of year .................................  $16.85    $12.13     $14.47    $16.95  $21.53
                                                                -----------------------------------------------
Total return b ...............................................  41.77%  (14.80)%   (12.11)%   (5.86)%  15.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................      --       $12        $15       $17     $22
Ratios to average net assets:
 Expenses ....................................................    .83%      .83%       .84%      .83%    .84%e
 Net investment income .......................................   1.85%     1.68%      1.62%     1.70%   1.91%e
Portfolio turnover rate ......................................   8.93%    16.26%     15.38%    27.41%  10.56%


a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Per share data is for the period January 1, 2003 to December 30, 2003 due to the liquidation of service shares on December 30, 2003. See Note 2.
d For the period May 3, 1999 (effective date) to December 31, 1999.
e Annualized.

                       See notes to financial statements.
8    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003


                                                                        INDUSTRY                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.7%
     AUSTRALIA 3.8%
     Alumina Ltd. .......................................            Metals & Mining              8,989,818  $   44,501,031
     Australia & New Zealand Banking Group Ltd. .........           Commercial Banks              3,384,161      45,080,330
   a Australia & New Zealand Banking Group Ltd., 144A ...           Commercial Banks                615,302       8,196,424
     BHP Billiton Ltd., ADR .............................            Metals & Mining                 19,825         362,005
     Mayne Group Ltd. ...................................   Health Care Providers & Services      9,050,000      22,229,003
     Qantas Airways Ltd. ................................               Airlines                  8,435,050      20,909,198
   a WMC Resources Ltd. .................................            Metals & Mining              8,198,378      34,776,842
                                                                                                             ---------------
                                                                                                                176,054,833
                                                                                                             ---------------
     BERMUDA 1.6%
     ACE Ltd. ...........................................               Insurance                 1,018,200      42,173,844
     XL Capital Ltd., A .................................               Insurance                   413,200      32,043,660
                                                                                                             ---------------
                                                                                                                 74,217,504
                                                                                                             ---------------
     CANADA 4.4%
     Alcan Inc. (CAD Traded) ............................            Metals & Mining              1,540,000      72,182,472
   a Alcan Inc. (EUR Traded) ............................            Metals & Mining                378,573      18,145,527
     BCE Inc. ........................................... Diversified Telecommunication Services  2,272,520      50,822,826
   a Celestica Inc. .....................................  Electronic Equipment & Instruments         9,015         135,856
     Husky Energy Inc. ..................................               Oil & Gas                 3,576,200      64,951,375
                                                                                                             ---------------
                                                                                                                206,238,056
                                                                                                             ---------------
     CHILE 1.1%
     Cia de Telecomunicaciones de Chile SA, ADR ......... Diversified Telecommunication Services  3,415,550      51,062,472
                                                                                                             ---------------
     CHINA .7%
   a China Life Insurance Co. Ltd., H ...................               Insurance                 7,857,000       6,426,394
     China Mobile (Hong Kong) Ltd. ......................  Wireless Telecommunication Services    7,797,000      23,952,605
                                                                                                             ---------------
                                                                                                                 30,378,999
                                                                                                             ---------------
     DENMARK .4%
     Vestas Wind Systems A/S ............................         Electrical Equipment            1,020,505      16,595,967
                                                                                                             ---------------
     FINLAND 2.8%
     M-real OYJ, B ......................................        Paper & Forest Products          2,118,000      18,780,954
     Stora Enso OYJ, R (EUR/FIM Traded) .................        Paper & Forest Products          1,307,815      17,617,891
     Stora Enso OYJ, R (SEK Traded) .....................        Paper & Forest Products          2,814,636      37,748,582
     UPM-Kymmene Corp. ..................................        Paper & Forest Products          3,010,000      57,405,651
                                                                                                             ---------------
                                                                                                                131,553,078
                                                                                                             ---------------
     FRANCE 6.2%
     Accor SA ...........................................     Hotels Restaurants & Leisure          454,010      20,558,727
     Aventis SA .........................................            Pharmaceuticals              1,290,232      85,277,695
     Aventis SA, A, ADR .................................            Pharmaceuticals                  4,327         286,707
     AXA ................................................               Insurance                 2,422,126      51,845,961
     AXA SA, ADR ........................................               Insurance                    16,470         353,611
     Michelin, B ........................................            Auto Components              1,232,040      56,535,842
     Suez SA ............................................  Multi-Utilities & Unregulated Power    1,905,400      38,285,850
     Suez SA, ADR .......................................  Multi-Utilities & Unregulated Power        7,250         146,523
     Total SA, B ........................................               Oil & Gas                   185,187      34,430,580
                                                                                                             ---------------
                                                                                                                287,721,496
                                                                                                             ---------------
     GERMANY 8.8%
     BASF AG ............................................               Chemicals                   807,090      45,556,607
     BASF AG, ADR .......................................               Chemicals                     6,430         358,473
     Bayer AG, Br. ......................................               Chemicals                 1,349,230      39,823,388
     Celesio AG .........................................   Health Care Providers & Services      1,178,552      57,232,911
     Deutsche Post AG ...................................        Air Freight & Logistics          3,236,050      66,614,955
     E.ON AG ............................................          Electric Utilities             1,340,800      87,825,106
     E.ON AG, ADR .......................................          Electric Utilities                 4,880         319,347
     Merck KGAA .........................................            Pharmaceuticals              1,039,277      43,128,422
     Muenchener Rueckversicherungs-Gesellschaft .........               Insurance                   132,998      16,242,263





                                                                 ANNUAL REPORT 9

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)



                                                                        INDUSTRY                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     GERMANY (CONT.)
     Muenchener Rueckversicherungs-Gesellschaft,144A ....               Insurance                    37,999  $    4,640,594
     Volkswagen AG ......................................              Automobiles                  812,870      45,472,735
                                                                                                             ---------------
                                                                                                                407,214,801
                                                                                                             ---------------
     HONG KONG 2.5%
     Cheung Kong Holdings Ltd. ..........................              Real Estate                   50,000         397,689
     Cheung Kong Holdings Ltd., ADR .....................              Real Estate                   28,535         226,961
     HSBC Holdings PLC ..................................           Commercial Banks              2,988,171      47,149,640
     HSBC Holdings PLC, ADR .............................           Commercial Banks                  3,790         298,728
     Hutchinson Whampoa Ltd., ADR .......................       Industrial Conglomerates              4,795         176,795
     Hutchison Whampoa Ltd. .............................       Industrial Conglomerates          4,903,550      36,159,544
     Swire Pacific Ltd., A ..............................    Diversified Financial Services       4,993,000      30,805,902
     Swire Pacific Ltd., B ..............................    Diversified Financial Services         154,500         163,185
                                                                                                             ---------------
                                                                                                                115,378,444
                                                                                                             ---------------
     INDIA 3.2%
     Housing Development Finance Corp. Ltd. .............      Thrifts & Mortgage Finance         3,368,410      47,571,178
     ICICI Bank Ltd. ....................................           Commercial Banks              6,433,958      41,699,099
     ICICI Bank Ltd., ADR ...............................           Commercial Banks              2,095,625      36,002,838
     Satyam Computers Services Ltd. .....................              IT Services                2,801,066      22,552,802
     Satyam Computers Services Ltd., ADR ................              IT Services                   92,500       2,713,025
                                                                                                             ---------------
                                                                                                                150,538,942
                                                                                                             ---------------
     ISRAEL .6%
   a Check Point Software Technologies Ltd. .............               Software                  1,663,060      27,972,669
                                                                                                             ---------------
     ITALY 2.2%
     Eni SpA ............................................               Oil & Gas                 4,312,910      81,383,872
     ENI SpA, ADR .......................................               Oil & Gas                     4,045         384,194
     Riunione Adriatica di Sicurta SpA ..................               Insurance                 1,248,104      21,253,032
                                                                                                             ---------------
                                                                                                                103,021,098
                                                                                                             ---------------
     JAPAN 8.3%
     East Japan Railway Co. .............................              Road & Rail                    5,718      26,944,014
     Hitachi Ltd. .......................................  Electronic Equipment & Instruments     4,242,000      25,569,954
     Hitachi Ltd., ADR ..................................  Electronic Equipment & Instruments         2,275         136,659
     Komatsu Ltd. .......................................               Machinery                 8,796,000      55,811,141
     Komatsu Ltd., ADR ..................................               Machinery                    15,015         381,084
     NEC Corp. ..........................................        Computers & Peripherals          3,555,000      26,172,390
     NEC Corp., ADR .....................................        Computers & Peripherals             14,625         109,819
     Nintendo Co. Ltd. ..................................               Software                    237,800      22,189,046
     Nippon Telegraph & Telephone Corp. ................. Diversified Telecommunication Services      9,285      44,791,873
     Nippon Telegraph & Telephone Corp., ADR ............ Diversified Telecommunication Services      6,815         167,377
     Nomura Holdings Inc. ...............................            Capital Markets              1,728,000      29,426,145
     Ono Pharmaceutical Co. Ltd. ........................            Pharmaceuticals                977,000      36,738,919
     Seiko Epson Corp. ..................................        Computers & Peripherals            701,700      32,737,706
     Sompo Japan Insurance Inc. .........................               Insurance                 5,700,000      46,857,329
     Sony Corp. .........................................          Household Durables             1,037,200      35,905,683
     Sony Corp., ADR ....................................          Household Durables                 4,405         152,721
                                                                                                             ---------------
                                                                                                                384,091,860
                                                                                                             ---------------
     MEXICO .9%
     Telefonos de Mexico SA de CV (Telmex), L, ADR ...... Diversified Telecommunication Services  1,269,897      41,944,698
                                                                                                             ---------------
     NETHERLANDS 5.6%
     Akzo Nobel NV, ADR .................................               Chemicals                     4,860         185,652
     CNH Global NV ......................................               Machinery                   636,240      10,561,584
     IHC Caland NV ......................................      Energy Equipment & Services          603,625      32,739,499
     ING Groep NV .......................................    Diversified Financial Services       2,338,840      54,547,366
     ING Groep NV, ADR ..................................    Diversified Financial Services          12,965         303,511
     Koninklijke Philips Electronics NV .................          Household Durables             2,510,731      73,314,105
     Koninklijke Philips Electronics NV (N.Y. shares) ...          Household Durables                11,935         347,189



10    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)



                                                                        INDUSTRY                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     NETHERLANDS (CONT.)
     Unilever NV ........................................             Food Products               1,003,670  $   65,641,132
     Unilever NV, ADR ...................................             Food Products                   2,540         164,846
     Wolters Kluwer NV ..................................                 Media                   1,376,695      21,532,566
                                                                                                             ---------------
                                                                                                                259,337,450
                                                                                                             ---------------
     NEW ZEALAND .6%
     Carter Holt Harvey Ltd. ............................        Paper & Forest Products          3,149,000       3,886,863
     Telecom Corp. of New Zealand Ltd. .................. Diversified Telecommunication Services  6,311,000      22,250,573
                                                                                                             ---------------
                                                                                                                 26,137,436
                                                                                                             ---------------
     NORWAY .9%
     Norsk Hydro ASA ....................................               Oil & Gas                   711,300      43,889,588
                                                                                                             ---------------
     PORTUGAL .9%
     Portugal Telecom SA, SGPS .......................... Diversified Telecommunication Services  4,128,550      41,556,293
                                                                                                             ---------------
     SINGAPORE 1.0%
     DBS Group Holdings Ltd. ............................           Commercial Banks              5,161,185      44,673,744
     DBS Group Holdings Ltd., ADR .......................           Commercial Banks                  7,605         263,307
                                                                                                             ---------------
                                                                                                                 44,937,051
                                                                                                             ---------------
     SOUTH KOREA 5.2%
     Kookmin Bank .......................................           Commercial Banks                900,573      33,747,868
     Kookmin Bank, ADR ..................................           Commercial Banks                216,498       8,192,284
     Korea Electric Power Corp. .........................          Electric Utilities             1,052,160      18,897,376
     Korea Electric Power Corp., ADR ....................          Electric Utilities                12,195         126,706
     KT Corp., ADR ...................................... Diversified Telecommunication Services    829,995      15,828,005
     LG Electronics Inc. ................................          Household Durables               861,560      42,372,989
     POSCO ..............................................            Metals & Mining                205,600      28,126,563
     POSCO, ADR .........................................            Metals & Mining                  4,080         138,598
     Samsung Electronics Co. Ltd. ....................... Semiconductors & Semiconductor Equipment  248,390      94,019,211
                                                                                                             ---------------
                                                                                                                241,449,600
                                                                                                             ---------------
     SPAIN 4.6%
     Endesa SA ..........................................          Electric Utilities             1,567,200      30,146,064
     Iberdrola SA, Br. ..................................          Electric Utilities             3,039,964      60,086,069
     Repsol YPF SA ......................................               Oil & Gas                 2,616,000      51,013,320
     Repsol YPF SA, ADR .................................               Oil & Gas                    13,905         271,843
     Telefonica SA ...................................... Diversified Telecommunication Services  4,794,553      70,394,295
     Telefonica SA, ADR ................................. Diversified Telecommunication Services      8,550         377,825
                                                                                                             ---------------
                                                                                                                212,289,416
                                                                                                             ---------------
     SWEDEN 7.4%
     Atlas Copco AB, A ..................................               Machinery                 1,414,570      50,623,570
     Autoliv Inc. .......................................            Auto Components                762,210      28,697,207
     Autoliv Inc., SDR ..................................            Auto Components                  9,100         345,267
     Electrolux AB, B ...................................          Household Durables             2,122,000      46,596,528
     Foreningssparbanken AB, A ..........................           Commercial Banks              1,569,680      30,868,723
     Nordea AB ..........................................           Commercial Banks                 43,193         323,409
     Nordea AB, FDR .....................................           Commercial Banks              9,346,158      69,789,676
     Securitas AB, B ....................................    Commercial Services & Supplies       1,617,010      21,798,948
     Svenska Cellulosa AB, B ............................        Paper & Forest Products          1,188,943      48,580,218
     Volvo AB, B ........................................               Machinery                 1,492,545      45,635,331
                                                                                                             ---------------
                                                                                                                343,258,877
                                                                                                             ---------------
     SWITZERLAND 3.5%
     Adecco SA ..........................................    Commercial Services & Supplies         946,680      60,853,899
   a Clariant AG ........................................               Chemicals                 1,115,000      16,453,406
     Nestle SA ..........................................             Food Products                 123,730      30,913,742
     Nestle SA, ADR .....................................             Food Products                   2,120         132,420
     Swiss Re ...........................................               Insurance                   799,580      53,984,176


                                                                ANNUAL REPORT 11

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)



                                                                        INDUSTRY                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SWITZERLAND (CONT.)
     Swiss Reinsurance Co., ADR .........................               Insurance                     3,295  $      222,464
     UBS AG .............................................            Capital Markets                  4,365         296,776
                                                                                                             ---------------
                                                                                                                162,856,883
                                                                                                             ---------------
     TAIWAN .3%
     Chunghwa Telecom Co. Ltd., ADR ..................... Diversified Telecommunication Services  1,096,900      15,905,050
                                                                                                             ---------------
     UNITED KINGDOM 15.2%
     Amersham PLC .......................................   Health Care Equipment & Supplies      5,816,520      80,435,281
     Amersham PLC, A, ADR ...............................   Health Care Equipment & Supplies          7,242         494,484
     BAE Systems PLC ....................................          Aerospace & Defense            5,157,318      15,533,534
     BHP Billiton PLC ...................................            Metals & Mining             10,220,211      89,283,453
     BP PLC .............................................               Oil & Gas                 2,783,560      22,573,042
     Brambles Industries PLC ............................    Commercial Services & Supplies       7,121,727      25,944,245
   a British Airways PLC ................................               Airlines                  8,317,200      34,617,157
   a British Airways PLC, ADR ...........................               Airlines                      8,225         343,311
     Cable & Wireless PLC ............................... Diversified Telecommunication Services 13,770,000      32,908,380
     Cable & Wireless PLC, ADR .......................... Diversified Telecommunication Services     29,955         209,984
     Cadbury Schweppes PLC ..............................             Food Products               4,241,790      31,152,223
   a CellTech Group PLC .................................             Biotechnology                 591,318       4,001,328
     GKN PLC ............................................            Auto Components              3,309,156      15,816,843
     Hanson PLC .........................................        Construction Materials           3,727,305      27,373,783
     Hays PLC ...........................................    Commercial Services & Supplies         117,415         252,230
     Imperial Chemical Industries PLC ...................               Chemicals                 4,724,181      16,829,488
     Imperial Chemical Industries PLC, ADR ..............               Chemicals                    16,991         243,311
   a Invensys PLC .......................................               Machinery                16,791,659       5,485,898
     J Sainsbury PLC ....................................       Food & Staples Retailing          6,725,340      37,653,284
     Kidde PLC ..........................................         Electrical Equipment           12,291,130      23,433,260
     Marks & Spencer Group PLC ..........................           Multiline Retail              3,493,500      18,073,817
     Marks & Spencer Group PLC, ADR .....................           Multiline Retail                  7,269         225,639
     National Grid Transco PLC ..........................  Multi-Utilities & Unregulated Power    4,196,020      30,064,929
     Rolls-Royce Group PLC ..............................          Aerospace & Defense           12,447,144      39,495,467
     Shell Transport & Trading Co. PLC ..................               Oil & Gas                    34,750         258,474
     Shell Transport & Trading Co. PLC, ADR .............               Oil & Gas                 1,144,530      51,538,186
   a Shire Pharmaceuticals Group PLC ....................            Pharmaceuticals              2,105,700      20,449,728
   a Shire Pharmaceuticals Group PLC, ADR ...............            Pharmaceuticals                  8,590         249,540
     Smiths Group PLC ...................................       Industrial Conglomerates          1,692,380      20,025,835
     Standard Chartered PLC .............................           Commercial Banks              2,493,430      41,177,014
     WPP Group PLC ......................................                 Media                   2,186,000      21,464,367
                                                                                                             ---------------
                                                                                                                707,607,515
                                                                                                             ---------------
     TOTAL COMMON STOCKS (COST $3,241,616,598) ..........                                                     4,303,210,076
                                                                                                             ---------------
     PREFERRED STOCKS .3%
     AUSTRALIA .3%
     News Corp. Ltd., pfd. ..............................                 Media                   2,001,558      15,080,717
                                                                                                             ---------------
     BRAZIL
     Cia Vale do Rio Doce, A, ADR, pfd. .................            Metals & Mining                  3,705         190,845
                                                                                                             ---------------
     TOTAL PREFERRED STOCKS (COST $7,970,362) ...........                                                        15,271,562
                                                                                                             ---------------







                                                                                               PRINCIPAL
                                                                                                AMOUNT
                                                                                            ---------------
     BONDS & NOTES (COST $2,276,534) .1%
     FRANCE
     AXA, cvt., zero cpn., 12/21/04                                     Insurance                152,412 EUR      3,074,001
                                                                                                             ---------------





12    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)


                                                                                                SHARES/
                                                                             COUNTRY        PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS 7.2%
     UNITED STATES
   b Franklin Institutional Fiduciary Trust Money Market Portfolio        United States        $162,359,911  $  162,359,911
     U.S. Treasury Bills, 0.862% to 0.937%, with maturities to 3/18/04    United States         175,000,000     174,778,316
                                                                                                             ---------------
     TOTAL SHORT TERM INVESTMENTS (COST $337,110,595) ...                                                       337,138,227
                                                                                                             ---------------
     TOTAL INVESTMENTS (COST $3,588,974,089) 100.3% .....                                                     4,658,693,866
     OTHER ASSETS, LESS LIABILITIES (.3)% ...............                                                       (15,929,444)
                                                                                                             ---------------
     NET ASSETS 100.0% ..................................                                                    $4,642,764,422
                                                                                                             ---------------
     CURRENCY ABBREVIATIONS:
     CAD-- Canadian Dollar
     EUR-- Euro
     FIM-- Finnish Markka
     SEK-- Swedish Krona



 a Non-income producing.
 b See Note 6 regarding investments in the Franklin Institutional Fiduciary
   Trust Money Market Portfolio.

                       See notes to financial statements.


                                                                ANNUAL REPORT 13

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003


Assets:
 Investments in securities:
  Cost ..............................................................................  $3,588,974,089
                                                                                       ---------------
  Value .............................................................................   4,658,693,866
 Cash ...............................................................................      15,131,023
 Receivables:
  Capital shares sold ...............................................................      15,666,905
  Dividends and interest ............................................................       5,095,420
                                                                                       ---------------
      Total assets ..................................................................   4,694,587,214
                                                                                       ---------------
Liabilities:
 Payables:
  Investment securities purchased ...................................................       5,622,898
  Funds advanced by custodian-foreign, at value and cost ............................       9,002,255
  Capital shares redeemed ...........................................................      24,719,998
  Affiliates ........................................................................       2,908,565
 Deferred tax liability (Note 1f) ...................................................       8,991,444
 Other liabilities ..................................................................         577,632
                                                                                       ---------------
      Total liabilities .............................................................      51,822,792
                                                                                       ---------------
Net assets, at value ................................................................   4,642,764,422
                                                                                       ---------------
Net assets consist of:
 Undistributed net investment income ................................................  $  (13,659,162)
 Net unrealized appreciation ........................................................   1,061,016,366
 Accumulated net realized (loss) ....................................................    (359,059,602)
 Capital shares .....................................................................   3,954,466,820
                                                                                       ---------------
Net assets, at value ................................................................  $4,642,764,422
                                                                                       ---------------
PRIMARY SHARES:
 Net asset value per share ($4,642,764,422 / 273,886,523 shares outsanding) .........          $16.95
                                                                                       ---------------



Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                            See notes to financial statements.
14   ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003


Investment Income:
 (net of foreign taxes of $11,480,766)
    Dividends ...........................................................................  $   94,590,234
    Interest ............................................................................       1,321,379
                                                                                           ---------------
      Total investment income ...........................................................      95,911,613
                                                                                           ---------------
Expenses:
 Management fees (Note 3) ...............................................................      24,627,107
 Administrative fees (Note 3) ...........................................................       3,138,485
 Transfer agent fees Note 3) ............................................................          54,600
 Custodian fees .........................................................................       1,346,200
 Reports to shareholders ................................................................          28,500
 Registration and filing fees ...........................................................         128,800
 Professional fees ......................................................................         114,700
 Directors' fees and expenses ...........................................................         154,100
 Other ..................................................................................          77,500
                                                                                           ---------------
      Total expenses ....................................................................      29,669,992
                                                                                           ---------------
           Net investment income ........................................................      66,241,621
                                                                                           ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................................    (151,508,148)
  Foreign currency transactions .........................................................         (66,537)
                                                                                           ---------------
      Net realized gains (losses) .......................................................    (151,574,685)
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................................................   1,446,782,516
  Deferred taxes (Note 1f) ..............................................................      (7,463,480)
  Translation of assets and liabilities denominated in foreign currencies ...............          45,791
                                                                                           ---------------
      Net unrealized appreciation (depreciation) ........................................   1,439,364,827
                                                                                           ---------------
Net realized and unrealized gain (loss) .................................................   1,287,790,142
                                                                                           ---------------
Net increase (decrease) in net assets resulting from operations .........................  $1,354,031,763
                                                                                           ---------------

                       See notes to financial statements.


                                                                ANNUAL REPORT 15

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                                2003            2002
                                                                                          -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................  $   66,241,621  $   57,461,819
  Net realized gain (loss) from investments and foreign currency transactions ..........    (151,574,685)    (82,949,309)
  Net unrealized appreciation (depreciation) on investments, deferred taxes, and
   translation of assets and liabilities denominated in foreign currencies .............   1,439,364,827    (505,707,735)
                                                                                          -------------------------------
     Net increase in net assets resulting from operations ..............................   1,354,031,763    (531,195,225)

Distributions to shareholders from:
 Net investment income:
  Primary Shares .......................................................................     (80,683,825)    (52,003,101)
  Service Shares .......................................................................            (313)           (209)
                                                                                          -------------------------------
 Total distributions to shareholders ...................................................     (80,684,138)    (52,003,310)

 Capital share transactions (Note 2):
  Primary Shares .......................................................................     204,511,702     196,590,387
  Service Shares .......................................................................         (17,258)             --
                                                                                          -------------------------------
 Total capital share transactions ......................................................     204,494,444     196,590,387
     Net increase (decrease) in net assets .............................................   1,477,842,069    (386,608,148)

Net assets:
 Beginning of year .....................................................................   3,164,922,353   3,551,530,501
                                                                                          -------------------------------
 End of year ...........................................................................  $4,642,764,422  $3,164,922,353
                                                                                          -------------------------------

Undistributed net investment income included in net assets:
 End of year ...........................................................................  $  (13,659,162) $   (5,848,138)
                                                                                          -------------------------------


                       See notes to financial statements.
16   ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Foreign Equity Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in the equity securities of companies located outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of the net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.



                                                                ANNUAL REPORT 17

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

F. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offered two classes of shares: Primary and Service shares. Each class of shares differed by its distribution fees, voting rights on matters affecting a single class and its exchange privilege. On December 30, 2003, the Fund liquidated all assets in the Service Share Class.

At December 31, 2003, there were 1.14 billion shares authorized ($0.01 par value) for the Company, of which 555 million have been classified as Primary shares. Transactions in the Fund's shares were as follows:

                                                                         YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------
                                                                     2003                         2002
                                                          -------------------------------------------------------
                                                              SHARES        AMOUNT          SHARES      AMOUNT
                                                          -------------------------------------------------------
PRIMARY SHARES:
Shares sold ............................................   68,564,860  $ 964,509,589    74,087,082  $986,687,055
Shares issued on reinvestment of distributions .........    4,625,802     68,892,941     3,633,413    45,254,028
Shares redeemed ........................................  (60,226,673)  (828,890,828)  (62,330,273) (835,350,696)
                                                          -------------------------------------------------------
Net increase (decrease) ................................   12,963,989  $ 204,511,702    15,390,222  $196,590,387
                                                          -------------------------------------------------------

                                                                        PERIOD ENDED DECEMBER 30,
                                                          -------------------------------------------------------
                                                                     2003                         2002
                                                          -------------------------------------------------------
                                                              SHARES      AMOUNT          SHARES      AMOUNT
                                                          -------------------------------------------------------
SERVICE SHARES:
Shares liquidated ......................................       (1,024) $     (17,258)           --  $         --
                                                          -------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.






18    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to TIC of .70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within the Company as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        -------------------------------------------------------------
        0.150%    First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

The Fund paid transfer agent fees of $54,600, of which $20,466 was paid to Investor Services.


4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

     Cost of investments ..............................   $3,625,941,104
                                                          ---------------
     Unrealized appreciation ..........................    1,396,867,361
     Unrealized depreciation ..........................     (364,114,599)
                                                          ---------------
     Net unrealized appreciation (depreciation) .......   $1,032,752,762
                                                          ---------------
     Distributable earnings - ordinary income .........   $   23,278,120
                                                          ---------------

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

         Distributions paid from:                      2003          2002
                                                  --------------------------
           Ordinary Income ....................   $80,684,138    $52,003,310

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, and passive foreign investment company shares.

At December 31, 2003, the Fund had deferred foreign currency losses occurring subsequent to October 31, 2003 of $77,910. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

         Capital loss carryovers expiring in:
            2009 ...........................................    $ 99,069,404
            2010 ...........................................      82,881,631
            2011 ...........................................     177,000,923
                                                                ------------
                                                                $358,951,958
                                                                ------------








                                                                ANNUAL REPORT 19

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 aggregated $394,048,845 and $297,108,546, respectively.


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $1,119,999 of dividend income from investment in the Sweep Money Fund.


7. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund's management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.





20   ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Institutional Funds, Inc. - Foreign Equity Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Equity Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2004, except for Note 7, as to which the date is February 12, 2004.



                                                                ANNUAL REPORT 21

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to maximum of $87,981,929 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2003 more than 50% of the Templeton Institutional Funds, Inc. Foreign Equity Series' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 11, 2003, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of Foreign Tax Paid, Foreign Source Income, Foreign Qualified Dividends and Adjusted Foreign Source Income as designated by the Fund, to Class Primary, and Class Service shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.



                                                            CLASS PRIMARY
                         ------------------------------------------------------------------------------------
                                                                                                  ADJUSTED
                         FOREIGN TAX               FOREIGN                 FOREIGN                 FOREIGN
                            PAID                SOURCE INCOME        QUALIFIED DIVIDENDS        SOURCE INCOME
  COUNTRY                 PER SHARE               PER SHARE               PER SHARE               PER SHARE
  -----------------------------------------------------------------------------------------------------------
  Australia               0.0002                  0.0112                  0.0112                  0.0048
  Bermuda                 0.0000                  0.0045                  0.0045                  0.0019
  Brazil                  0.0002                  0.0008                  0.0000                  0.0008
  Canada                  0.0035                  0.0169                  0.0169                  0.0072
  Chile                   0.0000                  0.0009                  0.0009                  0.0004
  China                   0.0000                  0.0013                  0.0000                  0.0013
  Finland                 0.0032                  0.0156                  0.0119                  0.0088
  France                  0.0036                  0.0189                  0.0189                  0.0081
  Germany                 0.0051                  0.0289                  0.0289                  0.0124
  Hong Kong               0.0000                  0.0108                  0.0000                  0.0108
  India                   0.0000                  0.0075                  0.0053                  0.0045
  Italy                   0.0020                  0.0175                  0.0048                  0.0148
  Japan                   0.0011                  0.0079                  0.0079                  0.0034
  Mexico                  0.0000                  0.0040                  0.0040                  0.0017
  Netherlands             0.0047                  0.0228                  0.0228                  0.0098
  New Zealand             0.0006                  0.0028                  0.0028                  0.0012
  Norway                  0.0006                  0.0029                  0.0029                  0.0012
  Philippines             0.0000                  0.0001                  0.0001                  0.0000
  Singapore               0.0007                  0.0024                  0.0000                  0.0024
  South Korea             0.0028                  0.0121                  0.0016                  0.0112
  Spain                   0.0026                  0.0146                  0.0145                  0.0063
  Sweden                  0.0053                  0.0268                  0.0268                  0.0115
  Switzerland             0.0009                  0.0045                  0.0045                  0.0019
  United Kingdom          0.0073                  0.0519                  0.0495                  0.0236
                       --------------------------------------------------------------------------------------
  TOTAL                  $0.0444                 $0.2876                 $0.2407                 $0.1500
                       --------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Tax Designation (unaudited) (CONTINUED)

                                                            CLASS SERVICE
                         ------------------------------------------------------------------------------------
                                                                                                  ADJUSTED
                         FOREIGN TAX               FOREIGN                 FOREIGN                 FOREIGN
                            PAID                SOURCE INCOME        QUALIFIED DIVIDENDS        SOURCE INCOME
  COUNTRY                 PER SHARE               PER SHARE               PER SHARE               PER SHARE
  -----------------------------------------------------------------------------------------------------------
  Australia               0.0002                    0.0112                  0.0112                  0.0048
  Bermuda                 0.0000                    0.0045                  0.0045                  0.0019
  Brazil                  0.0002                    0.0008                  0.0000                  0.0008
  Canada                  0.0035                    0.0169                  0.0169                  0.0072
  Chile                   0.0000                    0.0009                  0.0009                  0.0004
  China                   0.0000                    0.0013                  0.0000                  0.0013
  Finland                 0.0032                    0.0156                  0.0119                  0.0088
  France                  0.0036                    0.0189                  0.0189                  0.0081
  Germany                 0.0051                    0.0289                  0.0289                  0.0124
  Hong Kong               0.0000                    0.0108                  0.0000                  0.0108
  India                   0.0000                    0.0075                  0.0053                  0.0045
  Italy                   0.0020                    0.0175                  0.0048                  0.0148
  Japan                   0.0011                    0.0079                  0.0079                  0.0034
  Mexico                  0.0000                    0.0040                  0.0040                  0.0017
  Netherlands             0.0047                    0.0228                  0.0228                  0.0098
  New Zealand             0.0006                    0.0028                  0.0028                  0.0012
  Norway                  0.0006                    0.0029                  0.0029                  0.0012
  Philippines             0.0000                    0.0001                  0.0001                  0.0000
  Singapore               0.0007                    0.0024                  0.0000                  0.0024
  South Korea             0.0028                    0.0121                  0.0016                  0.0112
  Spain                   0.0026                    0.0146                  0.0145                  0.0063
  Sweden                  0.0053                    0.0268                  0.0268                  0.0115
  Switzerland             0.0009                    0.0045                  0.0045                  0.0019
  United Kingdom          0.0073                    0.0519                  0.0495                  0.0236
                       --------------------------------------------------------------------------------------
  TOTAL                  $0.0444                   $0.2876                 $0.2407                 $0.1500
                       --------------------------------------------------------------------------------------


Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2003. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2003 individual income tax returns.

BOARD MEMBERS AND OFFICERS

The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS                               NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton (71)      Director     Since 1992         142          Director, Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-----------------------------------------------------------------------------------------------------------------------------------

Frank J. Crothers (59)     Director     Since 1990         20           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Chairman, Ventures Resources Corporation (Vice Chairman 1996-2003); Vice
Chairman, Caribbean Utilities Co. Ltd.; Director and President, Provo Power Company Ltd.; Director, Caribbean Electric
Utility Services Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and
FORMERLY, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------------------------------

S. Joseph Fortunato (71)   Director     Since 1992         143          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------

Edith E. Holiday (51)      Director     Since 1996         96           Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                  and refining of oil and gas); Beverly Enterprises,
Suite 2100                                                              Inc. (health care); H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                                          foods and allied products); RTI International
                                                                        Metals, Inc. (manufacture and distribution of
                                                                        titanium); and Canadian National Railway
                                                                        (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------

Betty P. Krahmer (74)      Director     Since 1995         21           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------------------------------------

Gordon S. Macklin (75)     Director     Since 1993         142          Director, White Mountains Insurance Group, Ltd.
500 East Broward Blvd.                                                  (holding company); Martek Biosciences Corporation;
Suite 2100                                                              MedImmune, Inc. (biotechnology); and Overstock.com
Fort Lauderdale, FL 33394-3091                                          (Internet services); and FORMERLY, Director, MCI
                                                                        Communication Corporation (subsequently known as
                                                                        MCI WorldCom, Inc. and WorldCom, Inc.)
                                                                        (communications services) (1988-2002) and
                                                                        Spacehab, Inc. (aerospace services) (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)      Director     Since 1992         28           None
500 East Broward Blvd.
Suite 2100 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power
and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------

Frank A. Olson (71)        Director     Since 2003         20           Director, Becton, Dickinson and Co. (medical
500 East Broward Blvd.                                                  technology); White Mountains Insurance Group Ltd.
Suite 2100                                                              (holding company); and Amerada Hess Corporation
Fort Lauderdale, FL 33394-3091                                          (exploration and refining of oil and gas).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and
FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------

Constantine D.
Tseretopoulos (49)         Director     Since 1990         20           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------



                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------

**Nicholas F. Brady (73)   Director     Since 1993         21           Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                  and refining of oil and gas); and C2, Inc.
Suite 2100                                                              (operating and investment business); and FORMERLY,
Fort Lauderdale, FL 33394-3091                                          Director, H.J. Heinz Company (processed foods and
                                                                        allied products)(1987-1988;1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group,
LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund;
and FORMERLY, Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until
1988); and U.S. Senator, New Jersey (April 1982-December 1982).

-----------------------------------------------------------------------------------------------------------------------------------

**Charles B. Johnson (70)  Director,    Director and      142           None
One Franklin Parkway       Vice         Vice President
San Mateo, CA 94403-1906   President    since 1993 and
                           and Chairman Chairman of
                           of the Board the Board since
                                        1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

Harmon E. Burns (58)       Vice         Since 1996         Not          None
One Franklin Parkway       President                       Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (39)    Vice         Since 2001   Not Applicable     None
PO Box N-7759              President
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------

Martin L. Flanagan (43)    Vice         Since 1990   Not Applicable     None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide,
Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director,
Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services,
LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

-----------------------------------------------------------------------------------------------------------------------------------

Jimmy D. Gambill (56)      Senior Vice  Since 2002   Not Applicable     None
500 East Broward Blvd.     President and
Suite 2100                 Chief Executive
Fort Lauderdale, FL        Officer -
33394-3091                 Finance and
                           Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

David P. Goss (56)         Vice         Since 2000   Not Applicable     None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
-----------------------------------------------------------------------------------------------------------------------------------

Barbara J. Green (56)      Vice         Vice         Not Applicable     None
One Franklin Parkway       President    President
San Mateo, CA 94403-1906   and          since 2000
                           Secretary    and Secretary
                                        since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to
the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers
& Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------

Rupert H. Johnson, Jr.     Vice         Since 1996   Not Applicable     None
(63)                       President
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
John R. Kay (63)           Vice         Since 1994   Not Applicable     None
500 East Broward Blvd.     President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

Michael O. Magdol (66)     Vice         Since 2002   Not Applicable     Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
600 Fifth Avenue           President                                    Foundation.
Rockefeller Center         - AML
New York, NY 10048-0772    Compliance


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

Mark Mobius (67)           Vice         Since 1993   Not Applicable     None
17th Floor,                President
The Chater House
8 Connaught Road
Central Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.;
Executive Vice President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
-----------------------------------------------------------------------------------------------------------------------------------

Donald F. Reed (59)        President    President    Not Applicable     None
1 Adelaide Street East,    and Chief    since 1993
Suite 2101                 Executive    and Chief
Toronto, Ontario Canada    Officer -    Executive
M5C 3B8                    Investment   Officer -
                           Management   Investment
                                        Management
                                        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Templeton Worldwide, Inc.; Chief Executive Officer, Templeton Investment Counsel,
LLC; President, Chief Executive Officer and Director, Franklin Templeton Investments Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and FORMERLY, Chairman and Director of
FTTrust Company.
-----------------------------------------------------------------------------------------------------------------------------------

Kimberley H. Monasterio    Treasurer    Treasurer    Not Applicable     None
(40)                       and Chief    and Chief
One Franklin Parkway       Financial    Financial
San Mateo, CA 94403-1906   Officer      Officer
                                        since 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Murray L. Simpson (66)     Vice         Since 2000   Not Applicable     None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources, and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. (Darby Investments) and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. (Darby Partners). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd.
(TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1992 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVE THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Proxy Voting Policies and Procedures

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.





                                                                ANNUAL REPORT 29

                       This page intentionally left blank.

---------------------
      PRSRT STD
    U.S. POSTAGE
        PAID
So. San Francisco, CA
   Permit No. 655
---------------------


This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Foreign Equity Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.







                                                          PRINCIPAL UNDERWRITER:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          INSTITUTIONAL SERVICES: 1-800-321-8563




ZT454 A 02/04

                       TEMPLETON INSTITUTIONAL FUNDS, INC.

                            EMERGING MARKETS SERIES
TIFI --------------------------------------------------------------------------
                                  ANNUAL REPORT




TEMPLETON

                                DECEMBER 31, 2003

--------------------------------------------------------------------------------
            MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

     o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

     o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
        BANK;

     o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
        PRINCIPAL.
--------------------------------------------------------------------------------

INVESTING IN EMERGING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH MAY INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.

REGULATORY UPDATE
AS OF FEBRUARY 12, 2004

                        To Our Valued Shareholders:

                        In our efforts to fulfill our ongoing commitment to providing you with timely and accurate information, we have prepared this statement to give you an overview of current industry issues as they pertain to Franklin Resources, Inc. (Franklin Templeton Investments) and our subsidiary companies (the "Company"). Any further updates on these and other matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

                        On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

                        The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend the allegations vigorously. The Company and the Fund may be named in similar civil actions related to the matter described above.

                        In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

                        The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on a fund is uncertain at this time. If we find that we bear responsibility for any unlawful or improper conduct, we have committed to making a fund or its shareholders whole, as appropriate.

                        December 31, 2003



                        We are pleased to bring you the annual report for the Templeton Institutional Funds, Inc. (TIFI) Emerging Markets Series (the "Fund") covering the 12-month period ended December 31, 2003.

PERFORMANCE OVERVIEW

                        The Fund posted a 53.84% cumulative total return for the 12-month period ended December 31, 2003. The Fund underperformed its benchmarks, the IFC Investable


------------------------------------------------------------------------------------------
                               TOTAL RETURNS AS OF 12/31/03

                                                                              CUMULATIVE
                       ONE-YEAR      THREE-YEAR    FIVE-YEAR     TEN-YEAR       SINCE
                        AVERAGE        AVERAGE      AVERAGE       AVERAGE     INCEPTION
                      ANNUAL 1,2     ANNUAL 1,2   ANNUAL 1,2    ANNUAL 1,2  (05/03/93) 1,3
TIFI Emerging
Markets Series          53.84%          14.22%        9.67%        1.84%        59.46%

IFC Investable
Composite Index 4       57.15%          15.40%       11.87%        0.27%        68.93%

MSCI Emerging
Markets Free Index 5    56.28%          12.78%       10.62%        0.18%        66.43%

1 Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2 Average annual total return represents the average annual change in value of an investment over the indicated periods.

3 Cumulative total return represents the change in value of an investment over the indicated periods.

4 Source: International Finance Corporation (IFC). The IFC Investable Composite
  Index measures the performance of emerging market stocks. The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China, and South Korea. It includes reinvested dividends.

5 Source: Morgan Stanley Capital International (MSCI). The MSCI Emerging Markets
  Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea, and Poland. It includes reinvested dividends.

Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions; currency volatility; and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
-----------------------------------------------------------------------------------------



[PHOTO OF MARK MOBIUS OMITTED]

MARK MOBIUS, PH.D., MANAGING DIRECTOR, JOINED TEMPLETON IN 1987 AS PRESIDENT OF THE TEMPLETON EMERGING MARKETS FUND, INC. HE CURRENTLY DIRECTS THE ANALYSTS BASED IN TEMPLETON'S 11 EMERGING MARKETS OFFICES AND MANAGES THE EMERGING MARKETS PORTFOLIOS. DR. MOBIUS HAS SPENT MORE THAN 30 YEARS WORKING IN EMERGING MARKETS ALL OVER THE WORLD. HE WAS APPOINTED JOINT CHAIRMAN OF THE WORLD BANK AND ORGANIZATION FOR ECONOMIC COOPERATION AND DEVELOPMENT'S GLOBAL CORPORATE GOVERNANCE FORUM INVESTOR RESPONSIBILITY TASKFORCE.

DR. MOBIUS HAS RECEIVED THE FOLLOWING AWARDS: (1) "EMERGING MARKETS EQUITY MANAGER OF THE YEAR 2001" BY INTERNATIONAL MONEY MARKETING, (2) "TEN TOP MONEY MANAGERS OF THE 20TH CENTURY" IN A SURVEY BY THE CARSON GROUP IN 1999, (3) "NUMBER ONE GLOBAL EMERGING MARKET FUND" IN THE 1998 REUTERS SURVEY, (4) "1994 FIRST IN BUSINESS MONEY MANAGER OF THE YEAR" BY CNBC, (5) "CLOSED-END FUND MANAGER OF THE YEAR" IN 1993 BY MORNINGSTAR, AND (6) "INVESTMENT TRUST MANAGER OF THE YEAR 1992" BY SUNDAY TELEGRAPH.

DR. MOBIUS HOLDS BACHELOR'S AND MASTER'S DEGREES FROM BOSTON UNIVERSITY, AND A PH.D. IN ECONOMICS AND POLITICAL SCIENCE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE IS THE AUTHOR OF THE BOOKS TRADING WITH CHINA, THE INVESTOR'S GUIDE TO EMERGING MARKETS, MOBIUS ON EMERGING MARKETS, AND PASSPORT TO PROFITS.




The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 7.


              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------



                                                                   CONTINUED ...

                                  ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
LETTER CONTINUED................................................................



Composite Index 1 and the MSCI Emerging Markets Free Index 2, which returned 56.28% and 57.15%, respectively, during the same period.

ECONOMIC AND MARKET OVERVIEW

                        The year started off on a low note with most markets experiencing losses in the first quarter as concerns over the military conflicts in Afghanistan and Iraq and high oil prices rattled investor confidence. However, a quicker-than-expected end to the war in Iraq in April relieved market concerns and many emerging markets rebounded in the second quarter. The severe acute respiratory syndrome (SARS) outbreak in March/April greatly impacted Asian markets' performance and tourism in the region suffered, with the airline and hospitality sectors being the worst affected. However, the containment of the virus in the following few months set the mood for the rest of the year as concerns subsided and investors returned from the sidelines. As a result, for the 12-month fiscal period, emerging markets outperformed the U.S., European, and Japanese markets.

                        Looking at the emerging markets regions, Latin American markets were the strongest performers as political and financial issues that engulfed the region last year subsided. Brazil and Argentina both saw renewed investor interest as their governments strived to implement key structural reforms and sealed agreements with the International Monetary Fund. Asian markets rebounded sharply in the second half of the year as the flow of strong macroeconomic data continued. In Africa, South Africa ended years of ongoing debate with the government agreeing to provide AIDS-drug treatments free of charge, making the program the largest one in the world. Eastern European markets continued on an upward trend as prospective European Union candidates continued to successfully pass referendums for accession into the body next year. In Russia, the investigation against, and subsequent arrest of, Michail Khodorkovsky, the CEO and major shareholder of Yukos, as well as the break-up of the Sibneft-Yukos merger, led to some severe market fluctuations during the last



                       GEOGRAPHIC DISTRIBUTION ON 12/31/03
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

                               [PIE CHART OMITTED]

                                                          Short-Term Investments
Asia    Europe    Latin America    Middle-East/Africa     and Other Net Assets
52.8%   17.5%     14.2%            11.3%                  4.2%



                        FUND ASSET ALLOCATION ON 12/31/03
                               [PIE CHART OMITTED]

Equity*          Short-Term Investments & Other Net Assets
95.8%            4.2%

*EQUITY INCLUDES CONVERTIBLE AND PREFERRED SECURITIES.


1. Source: International Finance Corporation (IFC). The IFC Investable Composite Index measures the performance of emerging market stocks.The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China, and South Korea. It includes reinvested dividends.

2. Source: Morgan Stanley Capital International (MSCI). The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea, and Poland. It includes reinvested dividends.


2    ANNUAL REPORT

.................................................................................


quarter. Though for the year, the Russian market still outperformed regional peers. To the south, Turkish markets took recent terrorist attacks in stride and continued on an upward trend, as investor confidence in Turkey generally remained unshaken.

INVESTMENT STRATEGY

                        Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value, and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an "action list" from which we make our buy decisions. Before we make a purchase, we generally look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework, and political environment.

MANAGER'S DISCUSSION

                        During the period, investments in Asia were made in Taiwan, Singapore, and China "H" and "Red Chip" shares. Key investments included China Mobile, a dominant wireless telecommunications operator in China; China Telecom and Taiwan Cellular, key integrated telecommunications services provides in China and Taiwan, respectively; and Singapore Telecommunications, one of Asia's leading communications companies. We also made selective sales in strong performers, including Indonesia and Thailand, as some stock valuations became, in our opinion, expensive.

                        In Latin America, we increased investments in Mexico mainly via purchases in Telefonos de Mexico, the country's largest integrated telecommunication services provider. The Fund repositioned holdings in Brazil with purchases of Embraer, one of the world's largest aircraft manufacturers. We reduced the Fund's exposure to Vale Do Rio Doce in order to take profits.

                        We increased our investments in Europe, mainly through purchases of issues in Denmark, Greece, and Poland. Key stocks included telecom operators TPSA (Poland), OTE Hellenic Telecom (Greece), and Cesky Telecom (Czech Republic). As a result of these purchases as well as the investments in Asian telecoms, the Fund's exposure to the integrated telecommunications sector increased



                      Industry Diversification on 12/31/03
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

                      Energy                            16.2%

                      Industrials                       15.1%

                      Consumer Staples                  14.2%

                      Telecommunication Services        13.0%

                      Financials                         9.8%

                      Consumer Discretionary             8.3%

                      Materials                          7.0%

                      Information Technology             6.4%

                      Utilities                          3.5%

                      Health Care                        2.3%

                      Short-Term Investments & Other
                      Net Assets                         4.2%




                     10 Largest Equity Positions on 12/31/03
                        (PERCENTAGE OF TOTAL NET ASSETS)

                      Anglo American PLC                 3.9%

                      SABMiller PLC                      2.5%

                      Citic Pacific Ltd.                 2.1%

                      Hyundai Motor Co. Ltd.             2.1%

                      China Mobile (Hong Kong) Ltd.      2.0%

                      Lukoil Holdings, ADR               1.9%

                      Embraer-Empresa Brasileira de
                      Aeronautica SA, ADR                1.7%

                      Petroleo Brasileiro SA, ADR, pfd.  1.7%

                      Telefonos de Mexico SA de CV
                      (Telemex), L, ADR                  1.7%

                      Banco Bradesco SA, ADR, pfd.       1.6%


                                                                 ANNUAL REPORT 3

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
LETTER CONTINUED................................................................



during the period. We divested some holdings in Russia. The Fund sold investments in Turkey before the terrorist attacks, locking in gains. In South Africa, we reduced the Fund's investments in Barloworld.

                        In terms of performance, the Fund derived positive attribution from its underweight positions, relative to the MSCI Emerging Markets Free Index, in South Korea and Malaysia, as well as its overweight positions in Turkey and Austria. However, the Fund's overweight position in the Philippines detracted from performance. Underweight positions in Brazil and Russia also impacted the Fund's performance negatively. Poor liquidity continues to make additional investments in Russia difficult while Brazil's strong market performance has led to increasingly expensive valuations.

                        By industry, the Fund's holdings in the banking, retailing, and industrial conglomerates sectors yielded the greatest relative contribution, relative to the MSCI Emerging Markets Free Index, during the period. Strong financial contributors included Kookmin Bank (Korea) and Banco Bradesco (Brazil). With respect to the conglomerates, Keppel Corporation (Singapore) and Grasim Industries (India) contributed the greatest relative returns. The Fund's investment in Dairy Farm, one of the leading food retailers in the Asia Pacific region, led performance in the retail sector. Alternatively, the Fund's holdings in the beverages and household products sectors underperformed relative to the MSCI Emerging Markets Free Index.

                        It is important to note that there are special risks associated with foreign investments in smaller companies, and these risks are heightened in emerging markets. These include political, social and economic uncertainties, price volatility, illiquidity, currency fluctuation and limited product lines, markets, or financial and management resources. In addition, emerging markets are relatively small and less liquid. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. The short-term price volatility of smaller companies and emerging markets can be disconcerting and substantial declines are not unusual in emerging markets. The special risks of



--------------------------------------------------------------------------------
TOTAL RETURN INDEX COMPARISON 1
$5,000,000 INVESTMENT: 5/03/93-12/31/03

[LINE CHART OMITTED]


                    TIFI - Emerging      IFC Investable     MSCI Emerging
                     Markets Series       Composite          Markets Free

      INCEPTION      $ 5,000,000         $ 5,000,000        $ 5,000,000
      May-93         $ 5,010,000         $ 5,099,783        $ 5,187,256
      Jun-93         $ 5,030,000         $ 5,242,393        $ 5,341,071
      Jul-93         $ 5,040,000         $ 5,406,123        $ 5,482,149
      Aug-93         $ 5,415,000         $ 5,846,426        $ 5,945,053
      Sep-93         $ 5,590,000         $ 6,083,170        $ 6,162,494
      Oct-93         $ 5,840,000         $ 6,605,741        $ 6,715,410
      Nov-93         $ 6,040,000         $ 7,024,521        $ 7,012,583
      Dec-93         $ 6,646,555         $ 8,224,541        $ 8,171,735
      Jan-94         $ 6,726,995         $ 8,280,459        $ 8,320,410
      Feb-94         $ 6,596,275         $ 8,066,645        $ 8,172,393
      Mar-94         $ 6,256,985         $ 7,251,412        $ 7,432,880
      Apr-94         $ 5,912,190         $ 7,113,428        $ 7,284,205
      May-94         $ 5,917,260         $ 7,281,382        $ 7,533,503
      Jun-94         $ 5,775,290         $ 7,022,914        $ 7,325,849
      Jul-94         $ 5,993,320         $ 7,526,979        $ 7,781,358
      Aug-94         $ 6,485,155         $ 8,495,283        $ 8,747,126
      Sep-94         $ 6,556,145         $ 8,705,276        $ 8,846,534
      Oct-94         $ 6,373,605         $ 8,417,843        $ 8,686,957
      Nov-94         $ 6,130,220         $ 8,101,014        $ 8,235,284
      Dec-94         $ 5,889,315         $ 7,237,937        $ 7,573,856
      Jan-95         $ 5,458,515         $ 6,270,438        $ 6,768,071
      Feb-95         $ 5,342,935         $ 6,189,378        $ 6,594,477
      Mar-95         $ 5,516,645         $ 6,173,284        $ 6,636,375
      Apr-95         $ 5,706,150         $ 6,433,364        $ 6,934,093
      May-95         $ 5,895,650         $ 6,673,125        $ 7,302,982
      Jun-95         $ 5,937,765         $ 6,712,549        $ 7,324,583
      Jul-95         $ 6,211,490         $ 6,926,766        $ 7,488,997
      Aug-95         $ 6,043,045         $ 6,741,112        $ 7,312,592
      Sep-95         $ 5,995,670         $ 6,692,033        $ 7,277,886
      Oct-95         $ 5,779,845         $ 6,437,588        $ 6,999,288
      Nov-95         $ 5,742,995         $ 6,405,405        $ 6,874,468
      Dec-95         $ 5,817,160         $ 6,628,271        $ 7,179,365
      Jan-96         $ 6,374,525         $ 7,192,880        $ 7,689,687
      Feb-96         $ 6,271,475         $ 7,024,523        $ 7,567,424
      Mar-96         $ 6,347,425         $ 7,127,106        $ 7,626,365
      Apr-96         $ 6,515,605         $ 7,412,527        $ 7,931,287
      May-96         $ 6,624,110         $ 7,349,972        $ 7,895,872
      Jun-96         $ 6,634,960         $ 7,436,262        $ 7,945,177
      Jul-96         $ 6,331,150         $ 6,948,288        $ 7,402,175
      Aug-96         $ 6,461,355         $ 7,163,108        $ 7,591,646
      Sep-96         $ 6,580,705         $ 7,268,909        $ 7,657,412
      Oct-96         $ 6,564,430         $ 7,112,622        $ 7,453,189
      Nov-96         $ 6,776,010         $ 7,217,819        $ 7,578,073
      Dec-96         $ 6,914,455         $ 7,249,801        $ 7,612,348
      Jan-97         $ 7,425,405         $ 7,761,711        $ 8,131,584
      Feb-97         $ 7,708,425         $ 8,141,268        $ 8,479,822
      Mar-97         $ 7,552,475         $ 7,940,729        $ 8,257,075
      Apr-97         $ 7,624,880         $ 7,805,360        $ 8,271,662
      May-97         $ 7,986,905         $ 8,070,667        $ 8,508,400
      Jun-97         $ 8,276,530         $ 8,419,450        $ 8,963,744
      Jul-97         $ 8,655,265         $ 8,504,131        $ 9,097,554
      Aug-97         $ 7,886,655         $ 7,417,958        $ 7,939,897
      Sep-97         $ 8,254,250         $ 7,653,496        $ 8,159,896
      Oct-97         $ 6,717,020         $ 6,400,776        $ 6,820,959
      Nov-97         $ 6,221,320         $ 6,094,235        $ 6,572,079
      Dec-97         $ 6,131,710         $ 6,181,129        $ 6,730,453
      Jan-98         $ 5,635,020         $ 5,774,216        $ 6,202,581
      Feb-98         $ 6,190,840         $ 6,363,163        $ 6,849,980
      Mar-98         $ 6,433,870         $ 6,612,378        $ 7,147,242
      Apr-98         $ 6,445,740         $ 6,629,677        $ 7,069,384
      May-98         $ 5,537,640         $ 5,802,979        $ 6,100,591
      Jun-98         $ 5,003,460         $ 5,211,401        $ 5,460,662
      Jul-98         $ 5,039,075         $ 5,417,371        $ 5,633,800
      Aug-98         $ 3,869,820         $ 3,894,722        $ 4,004,844
      Sep-98         $ 4,065,685         $ 4,079,572        $ 4,258,891
      Oct-98         $ 4,677,020         $ 4,551,855        $ 4,707,360
      Nov-98         $ 5,181,520         $ 4,893,998        $ 5,098,863
      Dec-98         $ 5,026,100         $ 4,819,173        $ 5,024,969
      Jan-99         $ 4,784,170         $ 4,702,913        $ 4,943,895
      Feb-99         $ 4,784,170         $ 4,787,392        $ 4,991,985
      Mar-99         $ 5,452,930         $ 5,340,333        $ 5,649,880
      Apr-99         $ 6,518,095         $ 6,074,503        $ 6,348,889
      May-99         $ 6,342,585         $ 5,964,478        $ 6,311,954
      Jun-99         $ 6,959,900         $ 6,616,381        $ 7,028,309
      Jul-99         $ 6,651,240         $ 6,520,235        $ 6,837,382
      Aug-99         $ 6,415,210         $ 6,592,043        $ 6,899,589
      Sep-99         $ 6,130,760         $ 6,409,405        $ 6,666,093
      Oct-99         $ 6,306,275         $ 6,520,436        $ 6,808,032
      Nov-99         $ 6,838,855         $ 7,103,950        $ 7,418,471
      Dec-99         $ 7,870,005         $ 8,055,958        $ 8,361,953
      Jan-00         $ 7,516,160         $ 8,054,751        $ 8,411,790
      Feb-00         $ 7,247,725         $ 8,046,906        $ 8,522,885
      Mar-00         $ 7,342,660         $ 8,177,448        $ 8,564,479
      Apr-00         $ 6,707,885         $ 7,331,644        $ 7,752,629
      May-00         $ 6,170,765         $ 7,127,484        $ 7,432,120
      Jun-00         $ 6,628,535         $ 7,329,230        $ 7,693,916
      Jul-00         $ 6,347,770         $ 6,976,828        $ 7,298,221
      Aug-00         $ 6,469,845         $ 7,003,178        $ 7,334,105
      Sep-00         $ 5,835,065         $ 6,376,820        $ 6,693,721
      Oct-00         $ 5,346,775         $ 5,860,488        $ 6,208,426
      Nov-00         $ 5,066,010         $ 5,342,747        $ 5,665,624
      Dec-00         $ 5,350,535         $ 5,497,425        $ 5,802,391
      Jan-01         $ 5,956,020         $ 6,203,436        $ 6,601,353
      Feb-01         $ 5,486,460         $ 5,725,521        $ 6,084,459
      Mar-01         $ 4,973,650         $ 5,232,320        $ 5,486,847
      Apr-01         $ 5,233,145         $ 5,542,079        $ 5,757,962
      May-01         $ 5,418,495         $ 5,709,832        $ 5,826,690
      Jun-01         $ 5,393,780         $ 5,606,445        $ 5,707,087
      Jul-01         $ 5,078,680         $ 5,223,268        $ 5,346,453
      Aug-01         $ 5,097,215         $ 5,152,265        $ 5,293,716
      Sep-01         $ 4,460,835         $ 4,353,528        $ 4,474,357
      Oct-01         $ 4,596,765         $ 4,623,461        $ 4,752,031
      Nov-01         $ 4,874,795         $ 5,165,138        $ 5,248,159
      Dec-01         $ 5,083,225         $ 5,594,778        $ 5,664,733
      Jan-02         $ 5,347,450         $ 5,794,312        $ 5,856,699
      Feb-02         $ 5,341,160         $ 5,906,147        $ 5,952,916
      Mar-02         $ 5,661,385         $ 6,317,684        $ 6,310,992
      Apr-02         $ 5,850,515         $ 6,375,412        $ 6,351,953
      May-02         $ 5,812,690         $ 6,266,795        $ 6,250,747
      Jun-02         $ 5,447,030         $ 5,819,455        $ 5,781,804
      Jul-02         $ 5,157,030         $ 5,450,961        $ 5,342,059
      Aug-02         $ 5,144,420         $ 5,521,562        $ 5,424,373
      Sep-02         $ 4,766,155         $ 4,908,078        $ 4,839,132
      Oct-02         $ 4,892,240         $ 5,223,268        $ 5,153,132
      Nov-02         $ 5,289,420         $ 5,585,928        $ 5,507,840
      Dec-02         $ 5,182,605         $ 5,374,773        $ 5,324,839
      Jan-03         $ 5,125,078         $ 5,379,154        $ 5,301,655
      Feb-03         $ 5,118,680         $ 5,220,050        $ 5,158,564
      Mar-03         $ 4,933,425         $ 5,028,361        $ 5,012,295
      Apr-03         $ 5,447,323         $ 5,541,878        $ 5,458,750
      May-03         $ 5,768,510         $ 5,927,267        $ 5,850,684
      Jun-03         $ 5,961,221         $ 6,294,151        $ 6,183,981
      Jul-03         $ 6,218,171         $ 6,632,472        $ 6,571,104
      Aug-03         $ 6,513,662         $ 7,110,990        $ 7,012,330
      Sep-03         $ 6,706,374         $ 7,188,631        $ 7,063,737
      Oct-03         $ 7,226,696         $ 7,772,347        $ 7,664,844
      Nov-03         $ 7,374,442         $ 7,872,315        $ 7,759,048
      Dec-03         $ 7,973,163         $ 8,446,375        $ 8,321,537




Periods ended December 31, 2003

                                                           SINCE
               ONE-    THREE-       FIVE-      TEN-      INCEPTION
               YEAR     YEAR        YEAR       YEAR     (05/03/93)
 Average
 Annual
 Total
 Return 1,2   53.84%   14.22%       9.67%      1.84%       4.47%

 Cumulative
 Total
 Return 1,3   53.84%   49.01%      58.63%     19.96%      59.46%



 1 PAST FEE WAIVERS BY THE FUND'S MANAGER AND ADMINISTRATOR INCREASED THE FUND'S TOTAL RETURNS. WITHOUT THESE WAIVERS, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

 2 AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS.

 3 CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS.

 4 SOURCE: INTERNATIONAL FINANCE CORPORATION. (IFC) THE IFC INVESTABLE COMPOSITE INDEX MEASURES THE PERFORMANCE OF EMERGING MARKET STOCKS.THE INDEX TRACKS APPROXIMATELY 2,000 STOCKS IN COUNTRIES SUCH AS BRAZIL, MEXICO, CHINA, AND SOUTH KOREA. IT INCLUDES REINVESTED DIVIDENDS.

 5 SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI). THE MSCI EMERGING MARKETS FREE INDEX MEASURES THE PERFORMANCE OF SECURITIES LOCATED IN 25 EMERGING MARKET COUNTRIES SUCH AS BRAZIL, CHINA, KOREA, AND POLAND. IT INCLUDES REINVESTED DIVIDENDS.

 INDICES ARE UNMANAGED, DO NOT CONTAIN CASH, AND DO NOT INCLUDE MANAGEMENT OR OTHER OPERATING EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

 ALL CALCULATIONS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY, AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF THE COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

 THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES.
--------------------------------------------------------------------------------



4    ANNUAL REPORT

.................................................................................


investing in smaller companies and emerging markets, as well as other considerations, are discussed in the Fund's prospectus.

                        As always, we will continue in our search for investment opportunities within emerging markets using Templeton's bottom-up, value approach to search for bargain stocks.

                        We thank you for your continued participation and look forward to serving your investment needs.

Best regards,

/S/Donald F. Reed
Donald F. Reed, CFA, CIC
PRESIDENT
TEMPLETON INSTITUTIONAL FUNDS, INC.



For the Investment Adviser,
/S/Mark Mobius
Mark Mobius, Ph.D.
MANAGING DIRECTOR
TEMPLETON ASSET MANAGEMENT LTD.



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                                 ANNUAL REPORT 5

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights

                                                                        YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                           2003        2002       2001       2000      1999
                                                     -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............        $8.10       $8.08      $8.66     $12.90      $8.31
                                                     -------------------------------------------------------
Income from investment operations:
 Net investment incomea ..........................          .24         .14        .15        .13        .10
 Net realized and unrealized gains (losses) ......         4.10         .02       (.58)     (4.26)      4.59
                                                     -------------------------------------------------------
Total from investment operations .................         4.34         .16       (.43)     (4.13)      4.69
                                                     -------------------------------------------------------
Less distributions from net investment income ....         (.26)       (.14)      (.15)      (.11)      (.10)
                                                     -------------------------------------------------------
Net asset value, end of year .....................       $12.18       $8.10      $8.08      $8.66     $12.90
                                                     -------------------------------------------------------
Total returnb ....................................       53.84%       1.96%     (5.00)%  (32.01)%     56.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $2,092,229  $1,234,595 $1,274,579 $1,676,028 $2,608,708
Ratios to average net assets:
 Expenses ........................................        1.46%       1.49%      1.45%      1.47%      1.43%
 Net investment income ...........................        2.52%       1.67%      1.85%      1.21%      1.02%
Portfolio turnover rate ..........................       46.83%      53.36%     64.92%     82.86%     49.35%


a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.



                       See notes to financial statements.

6    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003


                                                                             INDUSTRY                     SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 91.3%
     ARGENTINA .9%
     Tenaris SA ............................................        Energy Equipment & Services             880,633 $   2,942,951
     Tenaris SA, ADR .......................................        Energy Equipment & Services             500,049    16,661,632
                                                                                                                    -------------
                                                                                                                       19,604,583
                                                                                                                    -------------
     AUSTRIA 2.9%
   a Bank Austria Creditanstalt, Reg S .....................             Commercial Banks                   406,000    20,740,414
     OMV AG ................................................                 Oil & Gas                      187,342    27,902,804
     Wienerberger AG .......................................             Building Products                  431,950    11,539,734
                                                                                                                    -------------
                                                                                                                       60,182,952
                                                                                                                    -------------
     BRAZIL 3.7%
     Centrais Eletricas Brasileiras SA (Non-Taxable) .......            Electric Utilities              251,562,000     4,229,031
     Centrais Eletricas Brasileiras SA (Taxable) ...........            Electric Utilities              669,013,000    11,246,838
     Embraer-Empresa Brasileira de Aeronautica SA, ADR .....            Aerospace & Defense               1,017,163    35,631,232
     Souza Cruz SA (Non-Taxable) ...........................                  Tobacco                     1,212,100    12,717,597
     Unibanco Uniao de Bancos Brasileiros SA, GDR ..........             Commercial Banks                   531,316    13,256,334
                                                                                                                    -------------
                                                                                                                       77,081,032
                                                                                                                     -------------
     CHINA 7.5%
     China Mobile (Hong Kong) Ltd. .........................    Wireless Telecommunication Services      13,502,000    41,478,528
     China Petroleum & Chemical Corp., H ...................                 Oil & Gas                   71,948,000    32,204,042
     China Telecom Corp. Ltd., H ...........................   Diversified Telecommunication Services    62,068,000    25,583,183
     Huadian Power International Corp. Ltd. ................            Electric Utilities               22,848,000     9,564,635
     PetroChina Co. Ltd., H ................................                 Oil & Gas                   49,722,000    28,500,039
     Shanghai Industrial Holdings Ltd. .....................         Industrial Conglomerates             7,303,000    16,696,926
     Travelsky Technology Ltd., H ..........................                IT Services                   3,373,000     3,627,769
                                                                                                                    -------------
                                                                                                                      157,655,122
                                                                                                                    -------------
     CROATIA .8%
     Pliva D D, GDR, Reg S .................................              Pharmaceuticals                   948,200    15,455,660
                                                                                                                    -------------
     CZECH REPUBLIC .6%
   a Cesky Telecom AS ......................................   Diversified Telecommunication Services       474,800     5,399,479
     CEZ AS ................................................            Electric Utilities                1,272,500     7,250,373
                                                                                                                    -------------
                                                                                                                       12,649,852
                                                                                                                    -------------
     DENMARK .9%
     Carlsberg AS, B .......................................                 Beverages                      397,100    18,297,214
                                                                                                                    -------------
     EGYPT .3%
     Commercial International Bank Ltd. ....................             Commercial Banks                 1,491,782     5,323,472
                                                                                                                    -------------
     GREECE 1.2%
     Coca-Cola Hellenic Bottling Co. SA ....................                 Beverages                      451,505     9,408,253
     Hellenic Telecommunications Organization SA (OTE) .....   Diversified Telecommunication Services     1,232,130    16,287,490
                                                                                                                    -------------
                                                                                                                       25,695,743
                                                                                                                    -------------
     HONG KONG 8.1%
     Beijing Enterprises Holdings Ltd. .....................         Industrial Conglomerates             4,712,000     5,523,108
     Cheung Kong Holdings Ltd. .............................                Real Estate                   2,114,000    16,814,300
     Cheung Kong Infrastructure Holdings Ltd. ..............          Construction Materials              2,404,000     5,387,913
     China Resources Enterprise Ltd. .......................               Distributors                  17,032,000    19,305,683
     China Travel International Investment Hong Kong Ltd. ..       Hotels Restaurants & Leisure          45,818,000     8,675,416
     Citic Pacific Ltd. ....................................         Industrial Conglomerates            17,363,000    44,281,957
     Dairy Farm International Holdings Ltd. ................         Food & Staples Retailing             8,793,619    14,729,312
     Guoco Group Ltd. ......................................      Diversified Financial Services            520,000     3,817,816
     Hang Lung Group Ltd. ..................................                Real Estate                   5,526,000     6,904,297
     Henderson Investment Ltd. .............................                Real Estate                   5,938,000     6,845,419
     Hong Kong Land Holdings Ltd. ..........................                Real Estate                   2,761,000     4,693,700
    aHopewell Highway Infrastructure Ltd., wts., 8/05/06 ...       Transportation Infrastructure            124,500        24,215
     Hopewell Holdings Ltd. ................................       Transportation Infrastructure          1,142,000     1,757,806
     HSBC Holdings PLC .....................................             Commercial Banks                   206,800     3,263,048
     MTR Corp. Ltd. ........................................                Road & Rail                   5,839,061     7,709,101





                                                                 ANNUAL REPORT 7

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)



                                                                             INDUSTRY                     SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HONG KONG (CONT.)
     Tack Fat Group International Ltd. ....................              Specialty Retail                20,768,000 $   2,113,288
     TCL International Holdings Inc. ......................             Household Durables               27,180,000    11,990,765
     Tingyi (Cayman Islands) Holding Corp. ................                Food Products                 25,638,000     6,010,248
     VTech Holdings Ltd. ..................................          Communications Equipment               138,000       196,416
                                                                                                                    -------------
                                                                                                                      170,043,808
                                                                                                                    -------------

     HUNGARY 2.8%
     Egis RT ..............................................               Pharmaceuticals                   202,220     8,228,541
     Gedeon Richter Ltd. ..................................               Pharmaceuticals                   162,308    19,214,812
     Matav RT .............................................    Diversified Telecommunication Services     1,962,693     7,475,422
     MOL Magyar Olaj-Es Gazipari RT .......................                  Oil & Gas                      788,604    24,009,804
                                                                                                                    -------------
                                                                                                                       58,928,579
                                                                                                                    -------------
     INDIA 4.1%
     Container Corp. of India Ltd. ........................                 Road & Rail                     144,478     2,107,241
     HCL Technologies Ltd. ................................                 IT Services                     530,100     3,559,948
     Hero Honda Motors Ltd. ...............................                 Automobiles                   1,176,400    11,573,198
     Hindustan Petroleum Corp. Ltd. .......................                  Oil & Gas                    1,423,000    13,645,206
   a Indraprastha Gas Ltd. ................................                Gas Utilities                    320,000     1,040,482
     ITC Ltd. .............................................                   Tobacco                       193,794     4,181,915
     Mahanagar Telephone Nigam Ltd. .......................    Diversified Telecommunication Services     6,587,915    19,882,869
   a Maruti Udyog Ltd. ....................................                 Automobiles                     992,211     8,183,430
     Nestle India Ltd. ....................................                Food Products                     47,935       724,409
     Satyam Computers Services Ltd. .......................                 IT Services                   1,873,825    15,087,115
   a Union Bank of India Ltd. .............................              Commercial Banks                 3,487,000     3,916,904
     Videsh Sanchar Nigam Ltd. ............................    Diversified Telecommunication Services       593,746     1,919,508
                                                                                                                    -------------
                                                                                                                       85,822,225
                                                                                                                    -------------
     INDONESIA 2.0%
     PT Gudang Garam TBK ..................................                   Tobacco                     6,550,500    10,577,239
     PT Indosat (Persero) TBK .............................    Diversified Telecommunication Services    11,592,000    20,644,702
   a PT Perusahaan Gas Negara, 144A .......................                  Oil & Gas                    6,930,000     1,275,334
     PT Telekomunikasi Indonesia TBK, B ...................    Diversified Telecommunication Services    12,668,240    10,152,641
                                                                                                                    -------------
                                                                                                                       42,649,916
                                                                                                                    -------------
     ISRAEL .1%
     Elbit Systems Ltd. ...................................             Aerospace & Defense                  49,384       888,800
                                                                                                                    -------------
     MALAYSIA .4%
     Tanjong PLC ..........................................        Hotels Restaurants & Leisure              53,000       150,632
     YTL Power International Bhd. .........................             Electric Utilities                9,031,300     7,985,570
                                                                                                                    -------------
                                                                                                                        8,136,202
                                                                                                                    -------------
     MEXICO 5.0%
     Alfa SA ..............................................          Industrial Conglomerates                26,500        79,472
     Embotelladoras Arca SA ...............................          Food & Staples Retailing               403,000       771,052
     Embotelladoras Arca SA, 144A .........................          Food & Staples Retailing             1,229,524     2,352,423
     Fomento Economico Mexicano SA de CV Femsa, ADR .......                  Beverages                      343,020    12,650,578
     Grupo Bimbo SA de CV, A ..............................                Food Products                  1,919,400     3,604,026
     Grupo Carso SA de CV .................................          Industrial Conglomerates             2,870,400    10,089,728
     Grupo Continental SA .................................                  Beverages                    1,410,020     2,384,069
     Grupo Televisa SA, de CV, ADR ........................                    Media                        134,100     5,345,226
     Kimberly Clark de Mexico SA de CV, A .................             Household Products               12,654,300    32,431,764
     Telefonos de Mexico SA de CV (Telmex), L, ADR ........    Diversified Telecommunication Services     1,045,214    34,523,418
                                                                                                                    -------------
                                                                                                                      104,231,756
                                                                                                                    -------------
     PERU
     Credicorp Ltd. .......................................              Commercial Banks                    15,600       208,260
                                                                                                                    -------------

8    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)


                                                                            INDUSTRY                     SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PHILIPPINES 1.1%
     San Miguel Corp., B ..................................                 Beverages                   19,431,544 $  22,399,474
                                                                                                                   -------------
     POLAND 2.6%
   a BRE Bank SA ..........................................             Commercial Banks                   134,275     3,318,399
     Polski Koncern Naftowy Orlen SA ......................                 Oil & Gas                    3,778,078    25,234,965
     Telekomunikacja Polska SA ............................   Diversified Telecommunication Services     6,568,003    26,585,067
                                                                                                                   -------------
                                                                                                                      55,138,431
                                                                                                                   -------------
     RUSSIA 2.0%
     Aeroflot .............................................                 Airlines                        99,300        68,517
     Lukoil Holdings, ADR .................................                 Oil & Gas                      428,950    39,926,666
     Yuzhnaya Telecommunication Co. .......................   Diversified Telecommunication Services    13,982,100     1,356,264
                                                                                                                   -------------
                                                                                                                      41,351,447
                                                                                                                   -------------
     SINGAPORE 6.0%
     Comfortdelgro Corp. Ltd. .............................                Road & Rail                  15,412,000     7,396,090
     DBS Group Holdings Ltd. ..............................             Commercial Banks                 1,313,000    11,364,953
     Fraser & Neave Ltd. ..................................                 Beverages                    3,998,318    29,664,257
     Keppel Corp. Ltd. ....................................         Industrial Conglomerates             7,908,053    28,404,359
     MobileOne (Asia) Ltd. ................................    Wireless Telecommunication Services       2,451,000     2,164,812
     Singapore Airlines Ltd. ..............................                 Airlines                     2,825,000    18,630,395
     Singapore Technologies Engineering Ltd. ..............            Aerospace & Defense               5,209,000     6,257,057
     Singapore Telecommunications Ltd. ....................   Diversified Telecommunication Services    19,104,000    22,047,836
                                                                                                                   -------------
                                                                                                                     125,929,759
                                                                                                                   -------------
     SOUTH AFRICA 11.0%
     Anglo American PLC ...................................              Metals & Mining                 3,780,924    80,999,570
     Barloworld Ltd. ......................................         Industrial Conglomerates               832,991     8,754,205
     Imperial Holdings Ltd. ...............................          Air Freight & Logistics             1,257,968    12,626,795
     Nampak Ltd. ..........................................          Containers & Packaging              1,159,300     2,257,813
     Nedcor Ltd. ..........................................             Commercial Banks                   376,200     3,495,983
     Old Mutual PLC .......................................                 Insurance                   11,285,470    18,586,549
     Remgro Ltd. ..........................................         Industrial Conglomerates             2,723,589    28,806,799
     SABMiller PLC ........................................                 Beverages                    5,134,226    52,311,417
     Sasol Ltd. ...........................................                 Oil & Gas                    1,613,970    22,970,360
                                                                                                                   -------------
                                                                                                                     230,809,491
                                                                                                                   -------------
     SOUTH KOREA 11.9%
     CJ Corp. .............................................               Food Products                    251,880    13,127,778
     Dong-A Pharmaceutical Co. Ltd. .......................              Pharmaceuticals                   232,193     3,614,922
     Hite Brewery Co. Ltd. ................................                 Beverages                      190,910    14,003,805
     Hyundai Development Co. ..............................        Construction & Engineering            1,863,300    19,313,265
     Hyundai Motor Co. Ltd. ...............................                Automobiles                   1,033,280    43,794,075
     Kangwon Land Inc. ....................................       Hotels Restaurants & Leisure           2,416,477    28,798,971
     Korea Electric Power Corp. ...........................            Electric Utilities                1,239,115    22,255,192
     Korea Gas Corp. ......................................               Gas Utilities                    372,280     7,733,051
     KT Corp. .............................................   Diversified Telecommunication Services       288,796    10,810,157
     KT&G Corp. ...........................................                  Tobacco                       277,380     4,818,939
     LG Card Co. Ltd. .....................................             Consumer Finance                   591,428     1,511,455
     LG Chem Ltd. .........................................                 Chemicals                        1,800        83,089
     LG Home Shopping Inc. ................................         Internet & Catalog Retail               47,068     2,378,089
     LG Household & Health Care Ltd. ......................            Household Products                  364,310     9,509,057
     LG International Corp. ...............................     Trading Companies & Distributors           218,000     1,463,701
     Poongsan Corp. .......................................              Metals & Mining                    83,630       884,379
     POSCO ................................................              Metals & Mining                    66,510     9,098,724
     Samsung Corp. ........................................     Trading Companies & Distributors         1,062,490     8,828,075
     Samsung Fine Chemicals ...............................                 Chemicals                      912,720    12,524,525
     Samsung Heavy Industries Co. Ltd. ....................                 Machinery                    3,123,840    17,277,470
     SK Corp. .............................................                 Oil & Gas                      718,910    16,532,215
                                                                                                                   -------------
                                                                                                                     248,360,934
                                                                                                                   -------------

                                                                 ANNUAL REPORT 9

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)


                                                                             INDUSTRY                     SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TAIWAN 9.6%
     Acer Inc. ............................................           Computers & Peripherals             6,738,000 $  10,022,651
     Amtran Technology Co. Ltd. ...........................           Computers & Peripherals             3,368,000     2,837,255
     Cheng Shin Rubber Industry Co. Ltd. ..................               Auto Components                 1,317,000     1,679,708
     Chinatrust Financial Holding Co. Ltd. ................              Commercial Banks                 9,131,610     9,171,956
     Chunghwa Telcom Co. Ltd. .............................    Diversified Telecommunication Services     5,387,000     7,822,654
     D-Link Corp. .........................................          Communications Equipment            14,877,000    19,850,607
     Delta Electronics Inc. ...............................     Electronic Equipment & Instruments       13,935,630    17,855,667
     Elan Microelectronics Corp. ..........................                  Software                    10,613,000     9,534,506
     Elite Semiconductor Memory Technology Inc. ...........            Electrical Equipment               3,167,280     6,110,658
     Fubon Financial Holding Co. Ltd. .....................       Diversified Financial Services          5,504,000     5,268,925
     Lite-on Technology Corp. .............................           Computers & Peripherals            16,051,000    17,020,206
     Mega Financial Holdings Co. Ltd. .....................              Commercial Banks                14,863,032     8,930,953
     Micro-Star International Co. Ltd. ....................           Computers & Peripherals               603,000       888,071
     Phoenixtec Power Co. Ltd. ............................            Electrical Equipment               6,067,165     7,112,612
     President Chain Store Corp. ..........................          Food & Staples Retailing             5,183,000     7,938,615
     Sunplus Technology Co. Ltd. ..........................    Semiconductors & Semiconductor Equipment  14,178,100    26,518,685
     Taiwan Cellular Corp. ................................     Wireless Telecommunication Services      20,822,878    18,093,517
     Taiwan Glass Industrial Corp. ........................              Building Products                  260,000       196,819
    aTatung Co. Ltd. ......................................          Industrial Conglomerates            17,995,000     4,558,380
     Tsann Kuen Enterprise Co. Ltd. .......................             Household Durables                3,565,000     5,187,364
     UNI-President Enterprises Corp. ......................                Food Products                 11,169,180     4,589,398
     Yuanta Core Pacific Securities Co. ...................       Diversified Financial Services         14,858,656     8,884,557
                                                                                                                    -------------
                                                                                                                      200,073,764
                                                                                                                    -------------
     THAILAND 2.1%
     Delta Electronics Public Co. Ltd., fgn. ..............     Electronic Equipment & Instruments        4,271,200     2,899,748
     Hana Microelectronics Co. Ltd., fgn. .................     Electronic Equipment & Instruments        1,373,000     4,331,504
     Krung Thai Bank Public Co. Ltd., fgn. ................              Commercial Banks                 4,680,000     1,452,811
     National Finance Public Co. Ltd., fgn. ...............              Consumer Finance                 6,744,700     2,842,741
     PTT Exploration & Production Public Co. Ltd., fgn. ...                  Oil & Gas                    3,987,600    26,971,463
     Shin Corporation Public Co. Ltd., fgn. ...............     Wireless Telecommunication Services       1,040,000     1,023,661
     Siam City Cement Public Co. Ltd., fgn. ...............           Construction Materials                227,400     1,308,529
     Siam Makro Public Company Ltd., fgn. .................          Food & Staples Retailing               195,000       226,386
     Thai Airways International Public Co. Ltd., fgn. .....                  Airlines                     1,594,100     1,840,623
    aThai Military Bank Public Company Limited, fgn. ......              Commercial Banks                 6,680,000     1,154,849
     Thai Union Frozen Products Ltd., fgn. ................                Food Products                    207,400       167,501
                                                                                                                    -------------
                                                                                                                       44,219,816
                                                                                                                    -------------
     TURKEY 3.2%
     Akbank ...............................................              Commercial Banks             1,981,326,010    10,364,950
     Arcelik AS, Br. ......................................             Household Durables            4,393,860,210    24,392,954
     Migros Turk T.A.S. ...................................          Food & Staples Retailing           554,561,000     7,933,578
     Tupras-Turkiye Petrol Rafineleri AS ..................                  Oil & Gas                2,946,723,295    24,538,544
                                                                                                                    -------------
                                                                                                                       67,230,026
                                                                                                                    -------------
     UNITED KINGDOM .5%
     BHP Billiton PLC .....................................               Metals & Mining                 1,275,900    11,086,472
                                                                                                                    -------------
     TOTAL COMMON STOCKS (COST $1,413,757,132) ............                                                         1,909,454,790
                                                                                                                    -------------
     PREFERRED STOCKS 4.5%
     BRAZIL 4.5%
     Banco Bradesco SA, ADR, pfd. .........................              Commercial Banks                 1,269,817    33,535,867
     Cia Vale do Rio Doce, A, ADR, pfd. ...................               Metals & Mining                   426,630    21,975,711
    aCompanhia Paranaense de Energia-Copel, ADR, pfd. .....             Electric Utilities                  244,800     1,167,696
     Duratex SA, pfd. .....................................              Building Products              104,493,639     3,006,591
     Petroleo Brasileiro SA, ADR, pfd. ....................                  Oil & Gas                    1,322,986    35,270,807
                                                                                                                    -------------
     TOTAL PREFERRED STOCKS (COST $65,080,108) ............                                                            94,956,672
                                                                                                                    -------------

10    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)



                                                                                                      PRINCIPAL
                                                                             COUNTRY                    AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS (COST $86,100,404) 4.1%
     U.S. Treasury Bills, 0.847% to 0.912%, with
     maturities to 3/25/04 ......................................          United States                $86,240,000 $   86,112,372
                                                                                                                    --------------
     TOTAL INVESTMENTS (COST $1,564,937,644) 99.9% ..............                                                    2,090,523,834
     OTHER ASSETS, LESS LIABILITIES .1% .........................                                                        1,705,076
                                                                                                                    --------------
     NET ASSETS 100.0% ..........................................                                                   $2,092,228,910
                                                                                                                    ==============




     a Non-income producing.

                       See notes to financial statements.

                                                                ANNUAL REPORT 11

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003


Assets:
 Investments in securities:
  Cost ................................................................................  $1,564,937,644
                                                                                         ---------------
  Value ...............................................................................   2,090,523,834
 Foreign currency, at value (cost $4,390,920) .........................................       4,394,788
 Receivables:
  Investment securities sold ..........................................................       7,981,166
  Capital shares sold .................................................................       1,272,919
  Dividends and interest ..............................................................       4,017,678
                                                                                         ---------------
      Total assets ....................................................................   2,108,190,385
                                                                                         ---------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................       4,047,402
  Capital shares redeemed .............................................................         307,192
  Affiliates ..........................................................................       2,278,489
  Deferred tax liability (Note 1f) ....................................................       8,658,169
 Other liabilities ....................................................................         670,223
                                                                                         ---------------
      Total liabilities ...............................................................      15,961,475
                                                                                         ---------------
Net assets, at value ..................................................................   2,092,228,910
                                                                                         ---------------
Net assets consist of:
 Undistributed net investment income ..................................................  $  (12,907,170)
 Net unrealized appreciation ..........................................................     517,377,759
 Accumulated net realized (loss) ......................................................    (633,851,881)
 Capital shares .......................................................................   2,221,610,202
                                                                                         ---------------
Net assets, at value ..................................................................  $2,092,228,910
                                                                                         ---------------
Net asset value per share ($2,092,228,910 / 171,843,732 shares outstanding) ...........          $12.18
                                                                                         ---------------



                       See notes to financial statements.


12    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

Investment Income:
 (net of foreign taxes $5,555,870)
 Dividends ........................................................................  $ 59,089,088
 Interest .........................................................................       327,184
                                                                                     -------------
      Total investment income .....................................................    59,416,272
                                                                                     -------------
Expenses:
 Management fees (Note 3) .........................................................    18,638,160
 Administrative fees (Note 3) .....................................................     1,306,425
 Custodian fees ...................................................................     1,561,500
 Registration and filing fees .....................................................       154,400
 Professional fees ................................................................        79,165
 Directors' fees and expenses .....................................................        61,370
 Other ............................................................................        31,800
                                                                                     -------------
      Total expenses ..............................................................    21,832,820
                                                                                     -------------
        Net investment income .....................................................    37,583,452
                                                                                     -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes $1,162,189) (Note 1f) .........................    88,851,907
  Foreign currency transactions ...................................................    (2,258,134)
                                                                                     -------------
      Net realized gain (loss) ....................................................    86,593,773
                                                                                     -------------
 Net unrealized appreciation (depreciation) on:
  Investments .....................................................................   576,758,450
  Translation of assets and liabilities denominated in foreign currencies .........        61,596
  Deferred taxes (Note 1f) ........................................................    (8,658,169)
                                                                                     -------------
      Net unrealized appreciation (depreciation) ..................................   568,161,877
                                                                                     -------------
Net realized and unrealized gain (loss) ...........................................   654,755,650
                                                                                     -------------
Net increase (decrease) in net assets resulting from operations ...................  $692,339,102
                                                                                     -------------

                       See notes to financial statements.

                                                                ANNUAL REPORT 13

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                              --------------------------------
                                                                                                    2003               2002
                                                                                              --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................................   $   37,583,452   $   21,643,099
  Net realized gain (loss) from investments and foreign currency transactions .............       86,593,773      (36,923,606)
  Net unrealized appreciation (depreciation) on investments, translation of assets and
  liabilities denominated in foreign currencies, and deferred taxes .......................      568,161,877       50,286,763
                                                                                              --------------------------------
      Net increase (decrease) in net assets resulting from operations .....................      692,339,102       35,006,256
Distributions to shareholders from net investment income ..................................      (43,484,955)     (21,460,806)
Capital share transactions (Note 2) .......................................................      208,779,714      (53,529,712)
                                                                                              --------------------------------
      Net increase (decrease) in net assets ...............................................      857,633,861      (39,984,262)

Net assets:
 Beginning of year ........................................................................    1,234,595,049    1,274,579,311
                                                                                              --------------------------------
 End of year ..............................................................................   $2,092,228,910   $1,234,595,049
                                                                                              --------------------------------
Undistributed net investment income included in net assets:
 End of year ..............................................................................   $  (12,907,170)  $   (3,444,506)
                                                                                              --------------------------------

                       See notes to financial statements.

14   ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Market Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing at least 80% of its total assets in equity securities of developing markets issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.



                                                                ANNUAL REPORT 15

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2003, there were 1.14 billion shares authorized ($0.01 par value) for the Company, of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                            YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------
                                                                        2003                         2002
                                                            -----------------------------------------------------------
                                                                SHARES      AMOUNT           SHARES          AMOUNT
                                                            -----------------------------------------------------------
Shares sold ............................................     50,763,689 $ 484,473,625      38,663,749   $ 323,170,107
Shares issued on reinvestment of distributions .........      3,654,518    40,669,079       2,401,584      20,008,397
Shares redeemed ........................................    (34,900,576) (316,362,990)    (46,538,950)   (396,708,216)
                                                            -----------------------------------------------------------
Net increase (decrease) ................................     19,517,631 $ 208,779,714      (5,473,617)  $ (53,529,712)
                                                            -----------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within the Company as follows:

    ANNUALIZED
    FEE RATE  AVERAGE DAILY NET ASSETS
    -------------------------------------------------------------
    0.150%    First $200 million
    0.135%    Over $200 million, up to and including $700 million
    0.100%    Over $700 million, up to and including $1.2 billion
    0.075%    Over $1.2 billion


4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

      Cost of investments ...............................  $1,592,102,818
                                                           ---------------
      Unrealized appreciation ...........................     534,586,809
      Unrealized depreciation ...........................     (36,165,793)
                                                           ---------------
      Net unrealized appreciation (depreciation) ........  $  498,421,016
                                                           ---------------

      Distributable earnings--ordinary income ...........  $    7,606,046
                                                           ---------------



16    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (CONTINUED)

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                                        2003        2002
                                                   ------------------------
      Distributions paid from ordinary income ....  $43,484,955  $21,460,806

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, passive foreign investment company shares, and taxes on net realized gains.

At December 31, 2003 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2006 ............................  $ 12,118,296
                  2007 ............................   248,064,895
                  2008 ............................    30,672,686
                  2009 ............................   248,561,095
                  2010 ............................    87,334,612
                                                     ------------
                                                     $626,751,584
                                                     ------------

At December 31, 2003 the Fund had deferred foreign currency losses occurring subsequent to October 31, 2003 of $448,340. For tax purposes, such losses will be reflected in the year ending December 31, 2004.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 aggregated $809,825,271 and $683,327,191, respectively.


6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.



                                                                ANNUAL REPORT 17

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Institutional Funds, Inc. - Emerging Markets Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2004, except for Note 6, as to which the date is February 12, 2004.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to maximum of $29,188,027 as qualified dividends for purposes of the maximum rate under Section1(h)(11) of the Code for the fiscal year ended December 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2003, more than 50% of the Templeton Institutional Funds, Inc. Emerging Markets Series total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 11, 2003, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of Foreign Tax Paid, Foreign Source Income, Foreign Qualified Dividends and Adjusted Foreign Source Income as designated by the Fund, to shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

                                                                                       ADJUSTED
                        FOREIGN TAX           FOREIGN              FOREIGN              FOREIGN
                           PAID            SOURCE INCOME     QUALIFIED DIVIDENDS     SOURCE INCOME
 COUNTRY                 PER SHARE           PER SHARE            PER SHARE            PER SHARE
 -------------------------------------------------------------------------------------------------
 Austria                 0.0012              0.0051               0.0051               0.0022
 Bermuda                 0.0000              0.0001               0.0000               0.0001
 Brazil                  0.0050              0.0292               0.0122               0.0222
 Chile                   0.0001              0.0002               0.0000               0.0002
 China                   0.0000              0.0085               0.0054               0.0054
 Croatia                 0.0000              0.0015               0.0000               0.0015
 Czech Republic          0.0002              0.0008               0.0008               0.0003
 Egypt                   0.0000              0.0015               0.0015               0.0006
 Greece                  0.0000              0.0070               0.0070               0.0030
 Hong Kong               0.0000              0.0339               0.0000               0.0339
 Hungary                 0.0006              0.0021               0.0021               0.0009
 India                   0.0037              0.0100               0.0074               0.0058
 Indonesia               0.0029              0.0126               0.0126               0.0054
 Israel                  0.0000              0.0001               0.0001               0.0000
 Luxembourg              0.0000              0.0015               0.0015               0.0006
 Malaysia                0.0009              0.0022               0.0000               0.0022
 Mexico                  0.0000              0.0152               0.0149               0.0067
 Philippines             0.0007              0.0018               0.0018               0.0008
 Poland                  0.0002              0.0007               0.0007               0.0003
 Portugal                0.0000              0.0001               0.0001               0.0000
 Russia                  0.0004              0.0018               0.0018               0.0008
 Singapore               0.0044              0.0226               0.0000               0.0226
 South Africa            0.0016              0.0334               0.0195               0.0223
 South Korea             0.0081              0.0332               0.0038               0.0310
 Switzerland             0.0000              0.0001               0.0000               0.0001
 Taiwan                  0.0055              0.0134               0.0000               0.0134
 Thailand                0.0004              0.0057               0.0057               0.0024
 Turkey                  0.0000              0.0078               0.0078               0.0033
 United Kingdom          0.0001              0.0008               0.0008               0.0003
                      ----------------------------------------------------------------------------
 TOTAL                  $0.0360             $0.2529              $0.1126              $0.1883
                      ----------------------------------------------------------------------------


Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the fund's distribution to which the foreign taxes relate).

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Tax Designation (unaudited)

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2003. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2003 individual income tax returns.

BOARD MEMBERS AND OFFICERS

The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                               NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton (71)      Director     Since 1992         142          Director, Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-----------------------------------------------------------------------------------------------------------------------------------

Frank J. Crothers (59)     Director     Since 1990         20           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Chairman, Ventures Resources Corporation (Vice Chairman 1996-2003); Vice
Chairman, Caribbean Utilities Co. Ltd.; Director and President, Provo Power Company Ltd.; Director, Caribbean Electric
Utility Services Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and
FORMERLY, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------------------------------

S. Joseph Fortunato (71)   Director     Since 1992         143          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------

Edith E. Holiday (51)      Director     Since 1996         96           Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                  and refining of oil and gas); Beverly Enterprises,
Suite 2100                                                              Inc. (health care); H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                                          foods and allied products); RTI International
                                                                        Metals, Inc. (manufacture and distribution of
                                                                        titanium); and Canadian National Railway
                                                                        (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------

Betty P. Krahmer (74)      Director     Since 1995         21           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------------------------------------

Gordon S. Macklin (75)     Director     Since 1993         142          Director, White Mountains Insurance Group, Ltd.
500 East Broward Blvd.                                                  (holding company); Martek Biosciences Corporation;
Suite 2100                                                              MedImmune, Inc. (biotechnology); and Overstock.com
Fort Lauderdale, FL 33394-3091                                          (Internet services); and FORMERLY, Director, MCI
                                                                        Communication Corporation (subsequently known as
                                                                        MCI WorldCom, Inc. and WorldCom, Inc.)
                                                                        (communications services) (1988-2002) and
                                                                        Spacehab, Inc. (aerospace services) (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)      Director     Since 1992         28           None
500 East Broward Blvd.
Suite 2100 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power
and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------

Frank A. Olson (71)        Director     Since 2003         20           Director, Becton, Dickinson and Co. (medical
500 East Broward Blvd.                                                  technology); White Mountains Insurance Group Ltd.
Suite 2100                                                              (holding company); and Amerada Hess Corporation
Fort Lauderdale, FL 33394-3091                                          (exploration and refining of oil and gas).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and
FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------

Constantine D.
Tseretopoulos (49)         Director     Since 1990         20           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------



                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------

**Nicholas F. Brady (73)   Director     Since 1993         21           Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                  and refining of oil and gas); and C2, Inc.
Suite 2100                                                              (operating and investment business); and FORMERLY,
Fort Lauderdale, FL 33394-3091                                          Director, H.J. Heinz Company (processed foods and
                                                                        allied products)(1987-1988;1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group,
LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund;
and FORMERLY, Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until
1988); and U.S. Senator, New Jersey (April 1982-December 1982).

-----------------------------------------------------------------------------------------------------------------------------------

**Charles B. Johnson (70)  Director,    Director and      142           None
One Franklin Parkway       Vice         Vice President
San Mateo, CA 94403-1906   President    since 1993 and
                           and Chairman Chairman of
                           of the Board the Board since
                                        1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

Harmon E. Burns (58)       Vice         Since 1996         Not          None
One Franklin Parkway       President                       Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (39)    Vice         Since 2001   Not Applicable     None
PO Box N-7759              President
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------

Martin L. Flanagan (43)    Vice         Since 1990   Not Applicable     None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide,
Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director,
Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services,
LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

-----------------------------------------------------------------------------------------------------------------------------------

Jimmy D. Gambill (56)      Senior Vice  Since 2002   Not Applicable     None
500 East Broward Blvd.     President and
Suite 2100                 Chief Executive
Fort Lauderdale, FL        Officer -
33394-3091                 Finance and
                           Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

David P. Goss (56)         Vice         Since 2000   Not Applicable     None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
-----------------------------------------------------------------------------------------------------------------------------------

Barbara J. Green (56)      Vice         Vice         Not Applicable     None
One Franklin Parkway       President    President
San Mateo, CA 94403-1906   and          since 2000
                           Secretary    and Secretary
                                        since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to
the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers
& Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------

Rupert H. Johnson, Jr.     Vice         Since 1996   Not Applicable     None
(63)                       President
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
John R. Kay (63)           Vice         Since 1994   Not Applicable     None
500 East Broward Blvd.     President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

Michael O. Magdol (66)     Vice         Since 2002   Not Applicable     Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
600 Fifth Avenue           President                                    Foundation.
Rockefeller Center         - AML
New York, NY 10048-0772    Compliance


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

Mark Mobius (67)           Vice         Since 1993   Not Applicable     None
17th Floor,                President
The Chater House
8 Connaught Road
Central Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.;
Executive Vice President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
-----------------------------------------------------------------------------------------------------------------------------------

Donald F. Reed (59)        President    President    Not Applicable     None
1 Adelaide Street East,    and Chief    since 1993
Suite 2101                 Executive    and Chief
Toronto, Ontario Canada    Officer -    Executive
M5C 3B8                    Investment   Officer -
                           Management   Investment
                                        Management
                                        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Templeton Worldwide, Inc.; Chief Executive Officer, Templeton Investment Counsel,
LLC; President, Chief Executive Officer and Director, Franklin Templeton Investments Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and FORMERLY, Chairman and Director of
FTTrust Company.
-----------------------------------------------------------------------------------------------------------------------------------

Kimberley H. Monasterio    Treasurer    Treasurer    Not Applicable     None
(40)                       and Chief    and Chief
One Franklin Parkway       Financial    Financial
San Mateo, CA 94403-1906   Officer      Officer
                                        since 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Murray L. Simpson (66)     Vice         Since 2000   Not Applicable     None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources, and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. (Darby Investments) and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. (Darby Partners). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd.
(TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1992 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVE THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Proxy Voting Policies and Procedures

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:
Proxy Group.





26    ANNUAL REPORT

---------------------
      PRSRT STD
    U.S. POSTAGE
        PAID
So. San Francisco, CA
   Permit No. 655
---------------------



This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Markets Series, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.


                                                          PRINCIPAL UNDERWRITER:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          INSTITUTIONAL SERVICES: 1-800-321-8563



ZT456 A 02/04

TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI EMERGING FIXED INCOME MARKETS SERIES
ANNUAL REPORT

DECEMBER 31, 2003

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

INVESTING IN EMERGING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.

                               REGULATORY UPDATE
                            As of February 12, 2004

To Our Valued Shareholders:

In our efforts to fulfill our ongoing commitment to providing you with timely and accurate information, we have prepared this statement to give you an overview of current industry issues as they pertain to Franklin Resources, Inc. (Franklin Templeton Investments) and our subsidiary companies (the "Company"). Any further updates on these and other matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend the allegations vigorously. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on a fund is uncertain at this time. If we find that we bear responsibility for any unlawful or improper conduct, we have committed to making a fund or its shareholders whole, as appropriate.

Alexander C. Calvo joined the Templeton organization in 1995 and is currently Senior Vice President, Director, and Portfolio Manager for Franklin Templeton Investments International Bond Department. In this position, Mr. Calvo directs all investment strategies within the Fixed Income Group and manages the portfolio management team.

Prior to joining the Templeton organization, Mr. Calvo was an account executive with Fleishman-Hillard. While there, he served as consultant to firms investing in Latin America.

Mr. Calvo holds an M.A. in international affairs from the Fletcher School of Law and Diplomacy at Tufts University and has completed course work for a Ph.D. in economics at Boston University. He holds a B.A. in political science from the State University of New York at Binghamton and studied electronic engineering at the Universidad Nacional de San Juan in Argentina. He has also received the Investment Management Certificate from the Investment Management Authority
(IMRO) in the U.K. and holds the National Association of Securities Dealers Series 6 License in the U.S.

[BOTTOM OF EVERY PAGE: ANNUAL REPORT]

We are pleased to bring you the annual report for the Templeton Institutional Funds, Inc. (TIFI) Emerging Fixed Income Markets Series (the "Fund") covering the 12-month period ended December 31, 2003.

PERFORMANCE OVERVIEW

The Fund posted a 21.08% cumulative total return for the 12-month period ended December 31, 2003. The Fund underperformed its benchmark, the JP Morgan Emerging Markets Bond Index Global (EMBIG)/1/ which delivered a 25.66% cumulative total return for the same period.

(Insert performance chart below)

                          TOTAL RETURNS AS OF 12/31/03



                                 One-Year          Three-Year       Five-Year       Cumulative Since
                                  Average           Average           Average          Inception
                                Annual/1/,/2/     Annual/1/,/2/    Annual/1/,/2/   (06/04/97) /1/,/3/
                              -------------------------------------------------------------------------
TIFI Emerging Fixed Income
  Markets Series                  21.08%             13.68%               12.95%               98.64%
JP Morgan EMBIG/4/                25.66%             12.95%               15.40%               87.58%

1. The Fund's administrator, manager, and transfer agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2004. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund administrator, manager, and transfer agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2004, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's administrator, manager, and transfer agent increased the Fund's total returns. If they had not taken this action, the Fund's one-year, three-year, and five-year average annual total returns and since inception cumulative total return would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated period.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Source: JP Morgan. The Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The index includes reinvested interest.

Indices are unmanaged, do not contain cash, and do not include management or operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio procedures. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page X.

NOT FDIC INSURED/MAY LOSE VALUE/NO BANK GUARANTEE

ECONOMIC AND MARKET OVERVIEW

During the year in review, many global developed economies showed signs of recovery and benign inflationary pressures, which followed an environment of low growth and disinflation that facilitated monetary easing in many major economies. Economic growth accelerated in the United States; remained strong in Asia; and was weak, yet positive, in Europe. Despite these signs of economic recovery, dis-inflationary trends continued, supported by productivity growth and excess capacity in labor and capital. Many global bond markets benefited from the low interest rate environment and currency developments as most major currencies appreciated against the U.S. dollar.

The U.S. dollar depreciated 15.26% relative to the nation's major trading partners for the 12 months ended December 31, 2003. The United States experienced deteriorating balance of payment fundamentals during the year, as record trade deficit levels drove the United States current account deficit to $135 billion for third quarter 2003, or 4.9% of gross domestic product (GDP) on an annualized basis./2/ The current account deficit combined with a fiscal deficit created a "twin-deficit" problem similar to previous periods when the U.S. dollar came under pressure.

Slow economic growth at the beginning of the year, accompanied by heightened geopolitical uncertainty, rising unemployment, and dis-inflationary pressures provided a favorable environment for an accommodative monetary stance at many major central banks. In the United States, the Federal Reserve Board lowered the federal funds target rate 25 basis points to 1.00%. However, the yield curve steepened on prospects of stronger economic growth later in the year. Similarly in Europe, policymakers at the European Central Bank reduced its reference rate 75 basis points to 2.00%. Global bond markets responded favorably to the declines in interest rates, increasing 2.22% in local currency terms and 14.51% in U.S. dollar terms, as measured by the JP Morgan Global Government Bond Index
(GGBI)/3/, over the course of the reporting period.

A reduction in interest rates in developed economies generally benefits emerging market borrowers, as it lowers financing costs and can attract positive investment flows as investors seek higher returns outside developed countries. Emerging bond markets, as measured by the JP Morgan EMBIG, returned 25.66% during the 12-month period, with sovereign spreads declining from 725 basis points over the U.S. Treasury market to 403 basis points by the end of the reporting period. Regionally, Latin America returned 32.97%, Eastern Europe 22.07%, and Asia 9.02%.

INVESTMENT STRATEGY

We invest selectively in emerging market bonds to generate income for the Fund, while at the same time monitoring interest rate, exchange rate, and credit risks.

MANAGER'S DISCUSSION

The Fund's underperformance relative to the JP Morgan EMBIG during the period reflected the Fund's defensive positioning with regards to Brazil early in the year, given increased default risk as capital markets remained closed to Brazil ahead of the presidential election in the fall of 2002. As the credit outlook improved, the Fund moved to an overweight position in Brazilian securities. The Fund still returned 21.08% for the year without taking significant default risk.

The JP Morgan EMBIG, an index of United States dollar denominated emerging markets debt, produced strong returns during the year and sovereign spreads tightened to historical low levels over the U.S. Treasury curve. This performance of the benchmark index was supported by favorable investment flows to the asset class given its attractive yield over developed markets as well as the favorable credit developments, highlighted by the large number of sovereign credit upgrades in 2003. The worsening of the twin-deficit condition in the United States and steepening of the U.S. Treasury curve could have negative implications for U.S. dollar denominated assets as well as spreads. Consequently, the Fund began to increase relative allocation to euro and local currency denominated markets with attractive yield characteristics and potential for currency appreciation. Over the past 12 months, the Fund increased allocation to Asia and Latin America, and reduced allocation to Eastern Europe.

Latin America was the best performing region within the JP Morgan EMBIG, and it contributed to more than half of the overall index return in 2003. The Fund's key positions in Latin America included Brazil, Venezuela, and Mexico, which returned 69.77%, 39.89%, and 11.56%, respectively. We moved to an overweight position in Brazil, relative to the Fund's benchmark, during the year following the containment of inflationary pressures and the reduction in official interest rates. Typically, lower interest rates support economic growth, lower borrowing costs to the government, and support fiscal performance and debt service capacity. Additionally, Brazil regained access to international capital markets, thus easing financing concerns that pressured bond prices the previous year. We maintained an overweight position in Venezuelan securities, positively impacting Fund performance. Venezuelan bond markets experienced volatility early in the year after an employee strike at the nation's oil company affected economic conditions. However, bond markets rebounded, following the resumption of oil production, sustained oil prices, and the accumulation of international reserves. We reduced the Fund's exposure to Mexico to a significant underweight position relative to the JP Morgan EMBIG as the relative weighting to Brazil was increased.

Following continued improvement in macroeconomic and credit trends and the tightening of credit spreads, the Fund began to take profits in Russia, thereby reducing the Fund's relative allocation to Eastern Europe. Eastern Europe, and specifically Russia and Ukraine, experienced an acceleration of economic growth during the year. In Russia, GDP increased from 4.7% in 2002 to 7.0% in 2003/4/, and GDP growth in the Ukraine increased from 4.8% to 8.5% for the same time periods./5/ Both Russia and the Ukraine experienced rapid foreign reserve accumulation reflecting strength in the balance of payment position from improvement in both their current and capital accounts. The current account surplus was supported by strong export growth while the capital account benefited from increases in foreign direct investment. After only five years, Moody's upgraded Russia's long-term foreign currency rating to investment grade, specifically to Baa3 from Ba2. Similarly, Ukraine was upgraded from B2 to B1./6/ Over the past 12 months, Russian and Ukrainian bonds returned 22.38% and 19.76%, respectively.

As the focal point of the Fund's local currency strategy, we increased the Fund's regional allocation to Asia. Primarily, we expanded and diversified the Fund's Asian exposure later in the reporting period to include the local bond market positions in South Korea, Thailand, and Indonesia. Economic growth in Asia improved in many countries over the past year, accompanied by low inflationary pressures. Export growth and current account surpluses in many of the countries supported international reserve accumulation, particularly among the newly industrialized economies of South Korea, Thailand, and Indonesia. By the end of the year, international reserve assets in these countries amounted to $155 billion, $42 billion, and $36 billion, respectively. Furthermore, these reserve levels represented increases of 28.0%, 8.0%, and 14.8%, respectively, from the previous year. In South Korea, credit conditions improved with low inflationary pressures and positive balance of payment dynamics. The most recent current account data in South Korea exhibited a $2.95 billion surplus, the highest level in nearly five years. Indonesia's credit condition improved and Standard & Poor's upgraded the country's foreign currency sovereign rating twice during the 12-month period to B and the local currency to B+./7/ Likewise, robust external and domestic demand drove economic growth in Thailand to 6.5% by the third quarter of 2003, compared to 5.2% in the year 2002./8/

It is important to note that foreign investing involves special risks related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation, or currency devaluation. These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your continued participation and look forward to serving your investment needs.

Best regards,

[INSERT SIGNATURE]

Alexander C. Calvo
Portfolio Management Team

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

[Footnotes]
1. Soure: JP Morgan. The Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The index includes reinvested interest.

2. Source: Bureau of Economic Analysis, U.S. Department of Commerce

3. Source: JP Morgan. The JP Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.

4. Source: State Statistic Committee (Russia).

5. Source: National Bank of Ukraine.

6. Source: Moody's Investors Service, an independent credit rating agency. The rating does not reflect the rating of the fund, the yield or market price of the Fund's shares, or approval of the Fund by Moody's Investors Service.

7. Source: Standard & Poor's, an independent credit rating agency. The rating does not reflect the rating of the fund, the yield or market price of the Fund's shares, or approval of the Fund by or Standard & Poor's.

8. Source: National Economic & Social Development Board.

INSERT THE FOLLOWING CHARTS ON PAGES 2 AND 3 AS INDICATED

Page 2, left side callout

GEOGRAPHIC DISTRIBUTION ON 12/31/03- pie chart

(FIXED INCOME ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

Latin America                                              40.5%
Asia                                                       28.0%
Europe                                                     24.4%
Middle-East Africa                                          2.7%
Short-Term Investments and Other Net Assets                 4.4%

FUND ASSET ALLOCATION ON 12/31/03 - pie chart

Government Agencies and Other Net Assets             95.6%
Corporate Bonds                                      4.4%

Page 3, right side callout
Insert shaded box-

10 LARGEST POSITIONS ON 12/31/03
(Percent of Total Net Assets)

1.  Republic of Brazil, 8.00%, 4/15/04                11.6%
2.  Federation of Russia, Reg S, 7.50%, 3/31/30       10.6%
3.  Republic of Brazil, 11.00%, 8/17/40                8.0%
4.  Republic of Bulgaria, 144A, 8.25%, 1/15/15         4.1%
5.  Indonesia Recapital, 13.15%, 3/15/10               3.6%
6.  Republic of Vietnam, 4.00%, 3/12/16                3.2%
7.  Republic of Indonesia, 14.00%, 6/15/09             3.2%
8.  Republic of Ukraine, 10.00%, 3/15/07               3.1%
9.  Republic of Venezuela, 10.75%, 9/19/13             3.1%
10. Republic of Venezuela, 9.25%, 9/15/27              3.0%

INSERT GRAPH:
TOTAL RETURN INDEX COMPARISON/1/
$5,000,000 INVESTMENT: 06/04/97-12/31/03

TIFI Emerging Fixed Income Markets Series/1/
Emerging Markets Bond Index Global/4/


Periods ended December 31, 2003

                                                                        Since
                                        One-      Three-     Five-    Inception
                                        year        year      year   (06/04/97)
                                      -----------------------------------------
Average Annual Total Return/1/,/2/      21.08%     13.68%    12.95%     10.84%
Cumulative Total Return/1/,/3/          21.08%     46.92%    83.81%     98.64%


1. The Fund's administrator, manager, and transfer agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2004. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund administrator, manager, and transfer agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2004, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's administrator, manager, and transfer agent increased the Fund's total returns. If they had not taken this action, the Fund's one-year, three-year, five year, and since inception average annual total returns and cumulative total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Source: JP Morgan. The Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The index includes reinvested interest.

Indices are unmanaged, do not contain cash, and do not include management or operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.





TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL HIGHLIGHTS



                                                                         Year Ended December 31,
                                                   -------------------------------------------------------------
                                                        2003        2002        2001       2000         1999
                                                    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the year)

Net asset value, beginning of year                  $   9.12      $  9.09      $ 8.96       $ 8.82       $ 8.59
                                                    ------------------------------------------------------------
Income from investment operations:
     Net investment income/a/                            .68          .79         .79/c       .89          .77
     Net realized and unrealized gains (losses)         1.23          .05         .20/c       .14          .22
                                                    ------------------------------------------------------------
Total from investment operations                        1.91          .84         .99        1.03          .99
                                                    ------------------------------------------------------------
Less distributions from net investment income:          (.72)        (.81)       (.86)       (.89)        (.76)
                                                    ------------------------------------------------------------
Net asset value, end of year                        $  10.31       $ 9.12       $ 9.09       $ 8.96       $ 8.82
                                                    ============================================================

Total return/b/                                        21.08%        9.28%       11.03%       12.07%       11.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year   (000's)                    $ 3,460       $2,857       $2,615       $2,352       $2,103
Ratios to average net assets:
     Expenses                                           1.25%        1.25%        1.25%        1.25%        1.25%
     Expenses, excluding waiver and
       payments by affiliate                            2.02%        2.22%        3.43%        2.90%        2.62%
     Net investment income                              6.74%        8.39%        8.56%/c      9.61%        8.57%
Portfolio turnover rate                               110.68%      124.79%      199.64%      178.02%      297.46%


a/ Based on average daily shares outstanding.
b/ Total return is not annualized for periods less than one year.
c/ Effective January 1,2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was follows:
------------------------------------------------------
Net investment income per share                         $(0.05)
Net realized an unrealized gain (losses) per share        0.05
Ratio of net investment income to average net assets     (0.54)%
Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.





                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003

                                            Principal
                                             Amount                 Value
-------------------------------------------------------------------------------
LONG TERM SECURITIES 95.6%
BRAZIL 19.5%
Republic of Brazil,
 8.00%, 4/15/14                            $ 406,365          $    400,398
 11.00%, 8/17/40                             250,000               275,470
                                                                ----------
                                                                   675,868
                                                                ----------
BULGARIA 4.1%
Republic of Bulgaria, 144A,
  8.25%, 1/15/15                             120,000               142,152
                                                                ----------
CHILE .2%
Republic of Chile, 7.125%, 1/11/12             5,000                 5,720
                                                                ----------

COLOMBIA 4.3%
Republic of Colombia:
 10.50%, 7/09/10                              34,000                38,261
 10.00%, 1/23/12                              21,000                23,054
 10.75%, 1/15/13                              60,000                67,383
 11.75%, 2/25/20                              18,000                21,453
                                                                ----------
                                                                   150,151
                                                                ----------

HUNGARY 2.8%
Government of Hungary, 8.50%, 10/12/05     20,700,000   HUF        96,363
                                                                ----------

INDONESIA 7.7%
Indonesia Recapital,
 12.125%, 2/15/06                        270,000,000    IDR         32,458
 13.15%, 3/15/10                       1,035,000,000    IDR        123,500
Republic of Indonesia, 14.00%, 6/15/09   892,000,000    IDR        109,825
                                                                ----------
                                                                   265,783
                                                                ----------

MALAYSIA 4.4%
Government of Malaysia, 7.50%, 7/15/11        71,000                84,168
Petronas Capital Ltd., 144A, 7.00%, 5/22/12   60,000                68,397
                                                                ----------
                                                                   152,565
                                                                ----------
MEXICO 4.8%
United Mexican States,
  7.50%, 3/08/10                              30,000    EUR         42,122
  144A, 7.50%, 3/08/10                        40,000    EUR         56,163
  5.375%, 6/10/13                             20,000    EUR         24,374
  11.50%, 5/15/26                             30,000                43,575
                                                                 ---------
                                                                   166,234
                                                                 ---------
PANAMA 1.1%
Republic of Panama:
 8.875%, 9/30/27                              12,000                12,660
 9.375%, 4/01/29                              23,000                25,918
                                                                ----------
                                                                    38,578
                                                                 ---------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)

                                            Principal
                                             Amount                 Value
-------------------------------------------------------------------------------


PERU 2.0%
Republic of Peru, FRN, 5.00%, 3/07/17      $  75,200          $     70,193
                                                                 ---------

PHILIPPINES 4.6%
Republic of Philippines,
 FRN, 6/01/08                                 30,500                28,518
 9.125%, 2/22/10                              20,000   EUR          26,260
 144A, 9.125%, 2/22/10                        10,000   EUR          13,134
 9.00%, 2/15/13                               27,000                28,197
 10.625%, 3/16/25                             56,000                61,775
                                                                 ----------
                                                                   157,884
                                                                 ----------

POLAND .3%
Republic of Poland, 6.25%, 7/03/12             9,000                 9,845
                                                                 ---------

RUSSIA 12.4%
Federation of Russia,
 12.75% 6/24/28                               40,000                64,028
 Reg S, 5.00%, 3/31/30                       380,000               365,085
                                                                 ---------
                                                                   429,113
                                                                 ---------
SOUTH AFRICA 2.7%
Republic of South Africa,
 7.375%, 4/25/12                              62,000                69,769
 5.25%, 5/16/13                               10,000   EUR          12,153
 8.50%,6/23/17                                10,000                12,037
                                                                 ---------
                                                                    93,959
                                                                 ---------
SOUTH KOREA 4.2%
Korea Development Bank, 4.25%, 11/13/07      100,000               102,048
Korea Treasury Bond, 4.75%, 3/12/08       50,000,000   KRW          42,236
                                                                 ---------
                                                                   144,284
                                                                 ---------
THAILAND 3.9%
Kingdom of Thailand,
 6.00%, 3/05/05                              900,000   THB          23,922
 8.50%, 10/14/05                             600,000   THB          16,961
 8.00%, 12/08/06                           1,000,000   THB          29,433
 5.60%, 7/07/07                              600,000   THB          16,791
 4.125%, 2/12/08                             500,000   THB          13,399
 8.50%, 12/08/08                             100,000   THB           3,187
 4.80%, 4/09/10                            1,100,000   THB          29,412
                                                                 ---------
                                                                   133,105
                                                                 ---------

UKRAINE 4.8%
Republic of Ukraine,
 10.00%, 3/15/07                              78,401   EUR        107,050
 11.00%, 3/15/07                              51,614               57,663
                                                                 ---------
                                                                  164,713
                                                                 --------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)

                                            Principal
                                             Amount                 Value
-------------------------------------------------------------------------------

VENEZUELA 8.6%
Republic of Venezuela:
 FRN, 12/18/07                             $  95,235           $    90,354
 10.75%, 9/19/13                             100,000               106,500
 9.25%, 9/15/27                              112,000               102,095
                                                                 ---------
                                                                   298,949
                                                                 ---------
VIETNAM 3.2%
Republic of Vietnam, 4.00%, 3/12/16          120,000               111,000
                                                                 ---------


TOTAL LONG TERM INVESTMENTS (COST $3,098,462)                    3,306,459
                                                                 ---------

SHORT TERM INVESTMENT ($129,198) 3.7%
a/Franklin Institutional Fiduciary Trust
  Money Market Portfolio                       129,198             129,198
                                                             -------------

TOTAL INVESTMENTS (COST $3,227,660) 99.3%                        3,435,657
OTHER ASSETS, LESS LIABILITIES  .7%                                 23,924
                                                              ------------
NET ASSETS 100.0%                                               $3,459,581
                                                              ============




CURRENCY ABBREVIATIONS:

EUR - European Unit
HUF - Hungarian Forint
IDR - Indoenesian Rupiah
KRW - Korean Won
THB - Thailand Bhat

a/ See Note 6 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

                       See Notes to Financial Statements

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

Assets:
 Investments in securities:
   Cost                                                        $ 3,227,660
                                                               -------------
   Value                                                         3,435,657
  Receivables:
   Investment securities sold                                      466,413
   Dividends and interest                                           71,028
                                                                -----------
     Total assets                                                3,973,098
                                                                ===========
Liabilities:
 Payables:
   Investment securities purchased                                 485,477
   Affiliates                                                       10,869
  Other liablities                                                  17,171
                                                                -----------
     Total liabilites                                              513,517
                                                                -----------
Net assets, at value                                            $3,459,581
                                                                ===========

Net assets consist of:
  Undistributed net investment income                           $   (5,575)
  Net unrealized appreciation (depreciation)                       208,410
  Accumulated net realized gain (loss)                               8,857
  Capital shares                                                 3,247,889
                                                               -------------
Net assets, at value                                            $3,459,581
                                                               =============

Net asset value per share ($3,459,581/335,700 shares outstanding)   $10.31
                                                                    ======





                       SEE NOTES TO FINANCIAL STATEMENTS

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2003


Investment Income:
  Dividends                                       $     556
  Interest                                          251,543
                                                  ----------
    Total investment income                         252,109
                                                  ----------
Expenses:
  Management fees (Note 3)                           21,859
  Administrative fees (Note 3)                        2,765
  Transfer agent fees (Note 3)                          150
  Custodian fees                                      1,000
  Report to shareholders                              1,400
  Registration and filing fees                        7,700
  Professional fees                                  21,700
  Directors' fees and expenses                        6,500
  Other                                                 500
                                                  ---------
    Total expenses                                   63,574
    Expenses waived/paid by affiliate (Note 3)      (24,146)
                                                  ----------
      Net expenses                                   39,428
                                                  ----------
        Net investment income                       212,681
                                                  ----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments                                     262,945
    Foreign currency transactions                       117
                                                   ---------
       Net realized gain (loss)                     263,062

  Net unrealized appreciation (depreciation)on:
    Investments                                     125,957
    Translation of assets and liabilities
     demominated in foreign currencies                  413
                                                   ---------
       Net unrealized appreciation(depreciation)    126,370
                                                   ---------
Net realized and unrealized gain (loss)             389,432
                                                   ---------
Net increase(decrease) in net assets resulting
 from operations                                   $602,113
                                                   =========



                        SEE NOTES TO FINANCIAL STATEMENT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
AND THE YEAR ENDED DECEMBER 31, 2003 AND PERIOD ENDED DECEMBER 31, 2002




                                                                          2003              2002
                                                                  ----------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                             $  212,681       $  227,614
     Net realized gain (loss) from investments
       and foreign currency transactions                                  263,062           61,647
     Net unrealized appreciation (depreciation) on investments
       and translation of assets and liabilities denominated
       in foreign currencies                                              126,370          (46,377)
                                                                  ----------------------------------------
          Net increase (decrease) in net assets resulting from
           operations                                                      602,113          242,884

  Distributions to shareholders from net investment income                (226,031)       (232,049)
     Capital share transactions (Note 2)                                   226,031         232,049
                                                                  ----------------------------------------
          Net increase (decrease) in net assets                           602,113          242,884

Net assets:
  Beginning of year                                                     2,857,468         2,614,584
                                                                  ----------------------------------------
  End of year                                                          $3,459,581        $2,857,468
                                                                  ========================================
Undistributed net investment income included in net assets:
  End of year                                                          $   (5,575)       $     (556)
                                                                  ========================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return consisting of current income and capital appreciation through a flexible policy of investing at least 80% of total assets in debt securities in emerging market countries and entities organized for the purpose of restructuring securities issued by these issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securiteis will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATION

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2003, there were 1.14 billion shares authorized ($0.01 par value) for the Company, of which 140 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:


                                                                    YEAR ENDED
                                                             2003               2002
                                                   -------------------------------------------
                                                      SHARES    AMOUNT     SHARES    AMOUNT
                                                   ------------- -----------------------------
Shares sold                                              -          -           -          -
Shares issued on reinvestment of distributions       22,271    $226,031    25,669   $232,049
Shares redeemed                                          -          -           -          -
                                                   ------------- -----------------------------
Net increase (decrease)                              22,271    $226,031    25,669   $232,049
                                                   ============================================


Templeton Global Investors, Inc., a subsidiary of Franklin Resources, Inc. (an affiliate of the Fund's investment manager), is the record owner of 100% of the Fund shares as of December 31, 2003.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TIC of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within the Company as follows:

     ANNUALIZED
     FEE RATE     AVERAGE DAILY NET ASSETS
    ------------- --------------------------------------------------------------
      0.15%       First $200 million
      0.135%      Over $200 million, up to and including $700 million
      0.10%       Over $700 million, up to and including $1.2 billion
      0.075%      Over $1.2 billion

The investments manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expenses otherwise payable by the Fund through April 30, 2004, as noted in the Statement of Operations.

The Fund paid transfer agent fees of $150.

4. INCOME TAXES

At December 31, 2003, the cost of investments and net unrealized appreciation (depreciation), undistributed oridinary income and undistributed long term capital gains for income tax purposes were as follows:

          Cost of investments                           $3,237,398
                                                        ----------
          Unrealized appreciation                          215,745
          Unrealized depreciation                          (17,486)
                                                         ----------
          Net unrealized appreciation (depreciation)     $  198,259
                                                        -----------

          Undistributed ordinary income                      1,440
          Undistributed long term capital gains             11,578
                                                         ----------
          Distributed earnings                           $   13,018
                                                        -----------

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was a follows:

                                            2003          2002
                                          ----------------------
Distributions paid from ordinary income   $226,031      $232,049
                                         ---------     ---------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, and bond discounts and premiums.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003, aggregated $3,558,189 and $3,337,897, respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $566 of dividend income from investment in the Sweep Money Fund.

7. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, including other funds, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend itself vigorously against the allegations. The company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund's management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Institutional Funds, Inc. - Emerging Fixed Income Markets Series


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Fixed Income Markets Series of Templeton Institutional Funds, Inc. (the "Fund") at December
31, 2003 the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period from September 3, 2002 (inception date) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2004, except for Note 7, as to which the date is February 12, 2004.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $11,578 as a capital gain dividends for the fiscal year ended December 31, 2003.

BOARD MEMBERS AND OFFICERS

The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


                            INDEPENDENT BOARD MEMBERS
----------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                 PORTFOLIOS IN
                                                                 FUND COMPLEX
                                               LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS       POSITION          TIME SERVED        BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------
Harris J. Ashton (71)       Director          Since 1992             142        Director, Bar-S Foods
500 East Broward                                                                (meat packing company).
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------------
Frank J. Crothers (59)      Director          Since 1990              20        None
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

---------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman,   Ventures  Resources  Corporation  (Vice  Chairman  1996-2003);  Vice
Chairman,  Caribbean  Utilities Co. Ltd.;  Director and  President,  Provo Power
Company  Ltd.;   Director,   Caribbean  Electric  Utility  Services  Corporation
(Chairman  until  2002);  director  of  various  other  business  and  nonprofit
organizations;   and  FORMERLY,   Chairman,  Atlantic  Equipment  &  Power  Ltd.
(1977-2003).
-------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato         Director          Since 1992             143        None
(71)
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------------------------------------
Edith E. Holiday (51)       Director          Since 1996              96        Director, Amerada Hess
500 East Broward                                                                Corporation (exploration
Blvd.                                                                           and refining of oil and
Suite 2100                                                                      gas); Beverly Enterprises,
Fort Lauderdale, FL                                                             Inc. (health care); H.J.
33394-3091                                                                      Heinz Company (processed
                                                                                foods and allied
                                                                                products); RTI
                                                                                International Metals, Inc.
                                                                                (manufacture and
                                                                                distribution of titanium);
                                                                                and Canadian National
                                                                                Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------------------------------------
Betty P. Krahmer (74)       Director          Since 1995             21         None
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  or Trustee of  various  civic  associations;  and  FORMERLY,  Economic
Analyst, U.S. government.
-------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (75)      Director          Since 1993             142        Director, White Mountains
500 East Broward                                                                Insurance Group, Ltd.
Blvd.                                                                           (holding company); Martek
Suite 2100                                                                      Biosciences Corporation;
Fort Lauderdale, FL                                                             MedImmune, Inc.
33394-3091                                                                      (biotechnology); and
                                                                                Overstock.com (Internet
                                                                                services); and FORMERLY,
                                                                                Director, MCI
                                                                                Communication Corporation
                                                                                (subsequently known as MCI
                                                                                WorldCom, Inc. and
                                                                                WorldCom, Inc.)
                                                                                (communications services)
                                                                                (1988-2002) and Spacehab,
                                                                                Inc. (aerospace services)
                                                                                (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and
Hambrecht  &  Quist  Group  (investment  banking)  (1987-1992);  and  President,
National Association of Securities Dealers, Inc. (1970-1987).
-------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)       Director          Since 1992              28        None
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer,
Landmark Banking Corporation (1969-1978); Financial Vice President, Florida
Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
-------------------------------------------------------------------------------------------------------------
Frank A. Olson              Director          Since 2003              20        Director, Becton,
(71)                                                                            Dickinson and Co. (medical
500 East Broward                                                                technology); White
Blvd.                                                                           Mountains Insurance Group
Suite 2100                                                                      Ltd. (holding company);
Fort Lauderdale, FL                                                             and Amerada Hess
33394-3091                                                                      Corporation (exploration
                                                                                and refining of oil and
                                                                                gas).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief
Executive Officer 1977-1999); and FORMERLY, Chairman of the Board, President and
Chief Executive Officer, UAL Corporation (airlines).
-------------------------------------------------------------------------------------------------------------
Constantine D.              Director          Since 1990              20        None
Tseretopoulos (49)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
-------------------------------------------------------------------------------------------------------------




                            INTERESTED BOARD MEMBERS AND OFFICERS
----------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                 PORTFOLIOS IN
                                                                 FUND COMPLEX
                                               LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS       POSITION          TIME SERVED        BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------
**Nicholas F. Brady         Director          Since 1993              21        Director, Amerada Hess
(73)                                                                            Corporation (exploration
500 East Broward                                                                and refining of oil and
Blvd.                                                                           gas); and C2, Inc.
Suite 2100                                                                      (operating and investment
Fort Lauderdale, FL                                                             business); and FORMERLY,
33394-3091                                                                      Director, H.J. Heinz
                                                                                Company (processed foods
                                                                                and allied products)
                                                                                (1987-1988;1993-2003).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Darby Overseas Investments,  Ltd., Darby Emerging Markets Investments
LDC and Darby Technology Ventures Group, LLC (investment firms)  (1994-present);
Director,  Templeton  Capital  Advisors Ltd. and Franklin  Templeton  Investment
Fund; and FORMERLY,  Chairman,  Templeton  Emerging Markets Investment Trust PLC
(until  2003);  Secretary  of the  United  States  Department  of  the  Treasury
(1988-1993);  Chairman  of the  Board,  Dillon,  Read &  Co.,  Inc.  (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
-------------------------------------------------------------------------------------------------------------
**Charles B. Johnson        Director, Vice    Director and           142        None
(70)                        President and     Vice President
One Franklin Parkway        Chairman of       since 1993 and
San Mateo, CA               the Board         Chairman of
94403-1906                                    the Board
                                              since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
Harmon E. Burns (58)        Vice President    Since 1996             Not         None
One Franklin Parkway                                                 Applicable
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin  Resources,  Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett          Vice President    Since 2001             Not         None
(39)                                                                 Applicable
PO Box N-7759
Lyford Cay,
Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------------------------------------
Martin L. Flanagan          Vice President    Since 1990             Not         None
(43)                                                                 Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice
President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (56)       Senior Vice       Since 2002             Not         None
500 East Broward            President and                            Applicable
Blvd.                       Chief Executive
Suite 2100                  Officer -Finance
Fort Lauderdale, FL         and
33394-3091                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Franklin Templeton Services,  LLC; Senior Vice President,  Templeton
Worldwide,  Inc.;  and  officer of 51 of the  investment  companies  in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------
David P. Goss (56)          Vice President    Since 2000             Not         None
One Franklin Parkway                                                 Applicable
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------------------------------------
Barbara J. Green (56)       Vice President    Vice President         Not         None
One Franklin Parkway        and Secretary     since 2000             Applicable
San Mateo, CA                                 and Secretary
94403-1906                                    since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  Inc.,  Franklin Mutual Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton Investment Counsel, LLC, and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 51 of the investment  companies in Franklin  Templeton  Investments;  and
FORMERLY,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------------
Rupert H. Johnson,          Vice President    Since 1996             Not         None
Jr. (63)                                                             Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin Advisers,  Inc. and Franklin  Investment  Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of
Franklin  Resources,  Inc.  and of 49 of the  investment  companies  in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------
John R. Kay (63)            Vice President    Since 1994             Not         None
500 East Broward                                                     Applicable
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President,  Templeton Worldwide,  Inc.; Assistant Vice President,  Franklin
Templeton  Distributors,   Inc.;  Senior  Vice  President,   Franklin  Templeton
Services,  LLC;  and  officer  of some of the  other  subsidiaries  of  Franklin
Resources,  Inc. and of 35 of the  investment  companies  in Franklin  Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-------------------------------------------------------------------------------------------------------------
Michael O. Magdol (66)      Vice President -  Since 2002             Not         Director, FTI Banque, Arch
600 Fifth Avenue            AML Compliance                           Applicable  Chemicals, Inc. and
Rockefeller Center                                                               Lingnan Foundation.
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Mark Mobius (67)            Vice President    Since 1993             Not         None
17th Floor,                                                          Applicable
The Chater House
8 Connaught Road
Central
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; Executive Vice President and Director,
Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
-------------------------------------------------------------------------------------------------------------
Donald F. Reed (59)         President and     President              Not         None
1 Adelaide Street           Chief Executive   since 1993             Applicable
East, Suite 2101            Officer -         and Chief
Toronto, Ontario            Investment        Executive
Canada M5C 3B8              Management        Officer -
                                              Investment
                                              Management
                                              since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive  Vice  President  and  Director,   Templeton  Worldwide,  Inc.;  Chief
Executive Officer, Templeton Investment Counsel, LLC; President, Chief Executive
Officer and Director,  Franklin  Templeton  Investments  Corp.;  officer  and/or director,  as the case may be, of some of the  other  subsidiaries  of  Franklin
Resources, Inc.; and FORMERLY, Chairman and Director of FTTrust Company.
-------------------------------------------------------------------------------------------------------------
Kimberley H.                Treasurer and     Treasurer              Not         None
Monasterio (40)             Chief Financial   and Chief              Applicable
One Franklin Parkway        Officer           Financial
San Mateo, CA                                 Officer since
94403-1906                                    2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Murray L. Simpson (66)      Vice President    Since 2000             Not         None
One Franklin Parkway                                                 Applicable
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or  director,  as the case may be, of some of the  subsidiaries  of Franklin
Resources,  Inc. and of 51 of the  investment  companies  in Franklin  Templeton
Investments;  and  FORMERLY,  Chief  Executive  Officer and  Managing  Director,
Templeton  Franklin   Investment  Services  (Asia)  Limited  (until  2000);  and
Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources, and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. (Darby Investments) and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. (Darby Partners). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd.
(TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board of Directors has determined that there is at least one such financial expert on the Audit Committee and has designated each of Fred R. Millsaps and Frank A. Olson as an audit committee financial expert. The Board believes that Messrs. Millsaps and Olson qualify as such an expert in view of their extensive business background and experience. Mr. Millsaps, who is currently a director of various business and nonprofit organizations, has served as a member and chairman of the Fund Audit Committee since 1992 and was formerly Chairman and Chief Executive Officer of Landmark Banking Corporation and Financial Vice President of Florida Power and Light. Mr. Olson, who currently serves as Chairman of the Board of The Hertz Corporation and was its Chief Executive Officer from 1977 to 1999, is a director and audit committee member of Amerada Hess Corporation and White Mountains Insurance Group, Ltd. and a former President and Chief Executive Officer of United Airlines. As a result of such background and experience, the Board of Directors believe that Mr. Millsaps and Mr. Olson have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Millsaps and Olson are independent Directors as that term is defined under the applicable Stock Exchange Rules and Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

(BACK COVER)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          INSTITUTIONAL SERVICES: 1-800-321-8563

ZT453 A 02/04

                                            TEMPLETON INSTITUTIONAL FUNDS, INC.

                        FOREIGN SMALLER COMPANIES SERIES
TIFI----------------------------------------------------------------------------
                                  ANNUAL REPORT



TEMPLETON


                                DECEMBER 31, 2003

--------------------------------------------------------------------------------
            MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

     o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

     o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
        BANK;

     o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
        PRINCIPAL.
--------------------------------------------------------------------------------

INVESTING IN EMERGING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC AND POLITICAL DEVELOPMENTS, AND THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.

REGULATORY UPDATE
AS OF FEBRUARY 12, 2004

                        To Our Valued Shareholders:

                        In our efforts to fulfill our ongoing commitment to providing you with timely and accurate information, we have prepared this statement to give you an overview of current industry issues as they pertain to Franklin Resources, Inc. (Franklin Templeton Investments) and our subsidiary companies (the "Company"). Any further updates on these and other matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

                        On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

                        The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend the allegations vigorously. The Company and the Fund may be named in similar civil actions related to the matter described above.

                        In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

                        The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on a fund is uncertain at this time. If we find that we bear responsibility for any unlawful or improper conduct, we have committed to making a fund or its shareholders whole, as appropriate.

                        December 31, 2003





                        We are pleased to bring you the annual report for the Templeton Institutional Funds, Inc. (TIFI) Foreign Smaller Companies Series (the "Fund") covering the 12-month period ended December 31, 2003.

PERFORMANCE OVERVIEW

                        The Fund posted a 51.21% cumulative total return for the 12-month period ended December 31, 2003. The Fund underperformed its benchmark, the S&P/Citigroup Global


--------------------------------------------------------------------------------
                          TOTAL RETURNS AS OF 12/31/03

                                                     CUMULATIVE
                                  ONE-YEAR              SINCE
                                   AVERAGE            INCEPTION
                                  ANNUAL 1,2        (10/21/02) 1,3
TIFI Foreign Smaller
Companies Series                   51.21%            52.72%
S&P/Citigroup Global
ex-U.S. <$2 Billion Index 4        59.20%            64.69%

1 Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2 Average annual total return represents the average annual change in value of an investment over the indicated periods.

3 Cumulative total return represents the change in value of an investment over the indicated periods.

4 Source: S&P/Citigroup. The S&P/Citigroup Global ex-U.S. less than $2 Billion
  Index measures the small stock component of the S&P/Citigroup Global Equity Index, which includes developed and emerging market countries globally, excluding the U.S. Within each country, those stocks falling under two billion dollar market capitalization of the available market capital in each country forms the universe. The unmanaged index measures the total returns (gross dividends are reinvested) of small capitalization equity securities. The securities in the index are float weighted.

Indices are unmanaged, do not contain cash and do not include management or operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
--------------------------------------------------------------------------------







[PHOTO OF CINDY L. SWEETING OMITTED]
CINDY L. SWEETING, CFA
EXECUTIVE VICE PRESIDENT
DIRECTOR OF RESEARCH/PORTFOLIO MANAGER



[PHOTO OF SIMON RUDOLPH OMITTED]
SIMON RUDOLPH, ACA
EXECUTIVE VICE PRESIDENT
PORTFOLIO MANAGER



[PHOTO OF TUCKER SCOTT OMITTED]
TUCKER SCOTT, CFA
SENIOR VICE PRESIDENT
PORTFOLIO MANAGER




The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 8.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

                                  ANNUAL REPORT

                                                                   CONTINUED ...

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN SMALLER COMPANIES SERIES
LETTER CONTINUED................................................................




ex-U.S. <$2 Billion Index1, which returned 59.20% during the same period.

ECONOMIC AND MARKET OVERVIEW

                        Over the period under review, many international equity markets performed well as macroeconomic data for the United States showed signs of a strengthening economy. While most of Europe showed positive economic growth for the period, it lagged gross domestic product growth in the United States, as the euro remains strong against the dollar. The euro's strength makes European exports less competitive relative to those of U.S. dollar-based companies. Also, European central banks have been criticized in recent months for a relatively tight approach in regards to their monetary and fiscal policy when compared to the expansionary actions taken by the Federal Reserve Committee and the U.S. government. In Asia, it appears that the Japanese economy may be slowly emerging from a decade-long recession, while the Chinese economy continues to be one of the strongest performers worldwide.

INVESTMENT STRATEGY

                        We take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when a company's value on the stock exchange is substantially below our estimate of the company's underlying worth. Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by forecasting long-term earnings and cash flow potential. We are patient investors; our typical holding period is four to five years. In looking for opportunities, we put less emphasis on the current situation and more on what could materialize over the long term. Hence, the greatest opportunities are often in companies that are out of favor--they may be undergoing a restructuring, the business cycle may have



                       GEOGRAPHIC DISTRIBUTION ON 12/31/03
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)
                                   [PIE CHART]

                                   Australia
Europe    Asia     North America   & New Zealand  Latin America
35.9%     29.6%    10.4%           9.3%           3.8%

                     Short-Term Investments
Middle East/Africa   & Other Net Assets
1.2%                 9.8%

                        FUND ASSET ALLOCATION ON 12/31/03
                                   [PIE CHART]

Equity           Short-Term Investments & Other Net Assets
90.2%            9.8%




1. Source: S&P/Citigroup. The S&P/Citigroup Global ex-U.S. less than $2 Billion Index measures the small stock component of the S&P/Citigroup Global Equity Index, which includes developed and emerging market countries globally, excluding the U.S. Within each country, those stocks falling under two billion dollar market capitalization of the available market capital in each country forms the universe. The unmanaged index measures the total returns (gross dividends are reinvested) of small capitalization equity securities. The securities in the index are float weighted.

2    ANNUAL REPORT
turned against them, or they may have been oversold due to temporary difficulties which our analysis indicates have been over-discounted by the market.

MANAGER'S DISCUSSION

                        During the period under review, the Fund benefited from the strong performance of several stocks. For example, we owned shares of Techtronic Industries, a world leader in the design, engineering, manufacturing, and marketing of power tools, which appreciated by more than 190% during the year. Techtronic's state of the art manufacturing facilities and leading product technologies have helped it gain share in the United States, where it has broadened its relationship with Home Depot, as well as in Europe. Its sells power tools under the "RYOBI" brand in North America and Europe, and floor care products under the "VAX" brand globally. We continued to own the stock at the end of the reporting period, as it still traded at a discount relative to our ongoing estimates of the company's future earnings potential.

                        The Fund also benefited from its holding of Vedior, NV. Vedior is a Dutch-based specialist staffing company and is one of the larger European providers of temporary employment services. Two major acquisitions have given it this position: BIS & Select. Over the 12-month period following the acquisitions, Vedior issued two profit warnings and experienced sharp share price underperformance as the temporary employment business was affected by the economic downturn while the company was also involved in the integration of its acquisitions. Ultimately, the Chairman and a number of board members resigned and were replaced. We used this opportunity to purchase shares for the Fund. Vedior shares offered us, in our opinion, a leveraged play on healthier European labor markets. Vedior has performed well for us, rising more than 170% this year.

                        Finally, the Fund benefited from its holdings of Corporacion Geo. Geo is a fully integrated homebuilder engaged in all aspects of the design, development, and construction of entry level housing for low-income families in Mexico. Over the last year and a half, Geo has demonstrated to the market





                      INDUSTRY DIVERSIFICATION ON 12/31/03
               (EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

                    Industrials                      23.8%

                    Consumer Discretionary           22.0%

                    Financials                       11.5%

                    Information Technology           10.0%

                    Health Care                       6.1%

                    Consumer Staples                  5.4%

                    Materials                         5.3%

                    Energy                            3.8%

                    Utilities                         1.7%

                    Telecommunication Services        0.6%

                    Short-Term Investments &
                    Other Net Assets                  9.8%



                     10 LARGEST EQUITY POSITIONS ON 12/31/03
                        (PERCENTAGE OF TOTAL NET ASSETS)

                      PTT Public Co. Ltd., fgn.         2.2%

                      Vedior NV                         1.9%

                      Vestas Wind Systems A/S           1.8%

                      John Fairfax Holdings Ltd.        1.8%

                      China Resources Power Co. Ltd.,
                      Ord., and 144A                    1.7%

                      Techtronic Industries Co. Ltd.    1.6%

                      Iluka Resources Ltd.              1.6%

                      Corporacion Geo SA, B             1.6%

                      OPG Groep NV                      1.5%

                      Amer Group Ltd., A                1.5%



                                                                 ANNUAL REPORT 3

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN SMALLER COMPANIES SERIES
LETTER CONTINUED................................................................


in dramatic fashion that it can meet or exceed the operating and financial targets that it has clearly articulated to investors. Geo has risen 179% during the year as the market continues to recognize the compelling growth opportunities of this large and well-financed Mexican homebuilding company.

                        Some of the Fund's holdings did not perform well over the past year and detracted from performance. Examples of such stocks include Tokyo Individualized Education and Swisslog Holding AG. Tokyo Individualized Education Institute is the leading provider of private education in the Japanese market. The company is unique as it targets below-average students, a market that is often ignored in Japan as most companies try to attract only the brighter students. In the past, a shortage of managers has constrained growth. Now, as a result of a highly successful management-training program, Tokyo Individualized Education Institute plans to expand its operations by opening more schools. The near-term performance of the company has been disappointing as management was focusing more on increasing the size of its student body rather than the quality of education. This has changed as management goals are now more aligned with those of shareholders.

                        We were also disappointed by the recent performance of Swisslog Holding AG. Swisslog Holding is a global provider of turnkey solutions for automating warehouses. We overestimated the growth potential for the company and underestimated the degree to which the cyclical downturn would affect it. We reduced the Fund's position in Swisslog during the year and have since eliminated it.

                        It is important to note that there are special risks associated with foreign investments in smaller companies, and these risks are heightened in emerging markets. These include political, social and economic uncertainties, price volatility, illiquidity, currency fluctuation and limited product lines, markets, or financial and management resources. In addition, emerging markets are relatively small and less liquid. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. The short-term price volatility of smaller companies




--------------------------------------------------------------------------------
TEMPLETON FOREIGN SMALLER COMPANIES SERIES
TOTAL RETURN INDEX COMPARISON1
$5,000,000 INVESTMENT: 10/21/02 - 12/31/03


[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Inception    $5,000,000     $5,000,000
Oct-02        5,060,000      5,013,122
Nov-02        5,160,000      5,196,100
Dec-02        5,050,000      5,172,718
Jan-03        4,895,000      5,176,856
Feb-03        4,730,000      5,121,464
Mar-03        4,750,000      5,058,470
Apr-03        5,110,000      5,426,726
May-03        5,535,000      5,892,665
Jun-03        5,765,000      6,193,780
Jul-03        6,090,000      6,429,330
Aug-03        6,435,000      6,830,841
Sep-03        6,585,000      7,175,799
Oct-03        7,060,000      7,702,503
Nov-03        7,155,000      7,737,934
Dec-03        7,636,010      8,234,709




Periods ended December 31, 2003

                                               SINCE
                             ONE-            INCEPTION
                             YEAR            (10/21/02)
Average Annual
Total Return 1,2            51.21%             42.54%

Cumulative
Total Return 1,3            51.21%             52.72%



1 PAST FEE WAIVERS BY THE FUND'S MANAGER AND ADMINISTRATOR INCREASED THE FUND'S
  TOTAL RETURNS. WITHOUT THESE WAIVERS, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER.

2 AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF
  AN INVESTMENT OVER THE INDICATED PERIODS.

3 CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER
  THE INDICATED PERIODS.

4 SOURCE: S&P/CITIGROUP. THE S&P/CITIGROUP GLOBAL EX-U.S. LESS THAN $2 BILLION
  INDEX MEASURES THE SMALL STOCK COMPONENT OF THE S&P/CITIGROUP GLOBAL EQUITY INDEX, WHICH INCLUDES DEVELOPED AND EMERGING MARKET COUNTRIES GLOBALLY EXCLUDING THE U.S. WITHIN EACH COUNTRY, THOSE STOCKS FALLING UNDER TWO BILLION DOLLAR MARKET CAPITALIZATION OF THE AVAILABLE MARKET CAPITAL IN EACH COUNTRY FORMS THE UNIVERSE. THE UNMANAGED INDEX MEASURES THE TOTAL RETURNS (GROSS DIVIDENDS ARE REINVESTED) OF SMALL CAPITALIZATION EQUITY SECURITIES. THE SECURITIES IN THE INDEX ARE FLOAT WEIGHTED.

  INDICES ARE UNMANAGED, DO NOT CONTAIN CASH AND DO NOT INCLUDE MANAGEMENT OR OPERATING EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO.

  ALL CALCULATIONS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF THE COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

  THE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------






4    ANNUAL REPORT
and emerging markets can be disconcerting and substantial declines are not unusual in emerging markets. The special risks of investing in smaller companies and emerging markets, as well as other considerations, are discussed in the Fund's prospectus.

                        We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

/S/Cindy L. Sweeting
Cindy L. Sweeting

/S/Simon Rudolph
Simon Rudolph

/S/Tucker Scott
Tucker Scott

PORTFOLIO MANAGEMENT TEAM
TIFI FOREIGN SMALLER COMPANIES SERIES




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                                 ANNUAL REPORT 5

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN SMALLER COMPANIES SERIES
LETTER CONTINUED................................................................



CINDY L. SWEETING, Director of Research, joined Templeton's Nassau office in 1997 and has more than 19 years of experience in the investment industry. Ms. Sweeting is the lead portfolio manager for the Templeton International Smaller Companies Fund and co-manages the Templeton Global Smaller Companies Fund. She also has portfolio management responsibility for significant institutional separate account relationships.

SIMON RUDOLPH joined Templeton in 1997 as a portfolio manager and research analyst. He currently is an Executive Vice President. He has global research responsibility for food, personal care, household products, and non-alcoholic beverage companies, as well as for Japanese banks. In addition, he has joint coverage of the small cap consumer goods industries. Mr. Rudolph has country research coverage of India and Japan. He manages small cap mutual funds, international and global institutional portfolios, and Asia Pacific mandates.

TUCKER SCOTT, Senior Vice President, joined the Templeton organization in 1996 and currently has responsibility for institutional and retail accounts. Mr. Scott's global research responsibilities include Internet software and services as well as commercial services. He also co-manages several small cap mutual funds and researches small cap stocks in support of those funds.



6    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
Financial Highlights

                                                                     YEAR ENDED  PERIOD ENDED
                                                                    DECEMBER 31,   DEC. 31,
                                                                        2003         2002 C
                                                                    -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $10.10     $10.00
                                                                    -------------------------
Income from investment operations:
 Net investment income (loss) a ..................................        .17       (.01)
 Net realized and unrealized gains (losses) ......................       4.99        .11
                                                                    -------------------------
Total from investment operations .................................       5.16        .10
                                                                    -------------------------
Less distributions from:
 Net Investment income ...........................................       (.13)        --
 Net realized gains ..............................................       (.16)        --
                                                                    -------------------------
Total distributions ..............................................       (.29)        --
                                                                    -------------------------
Net asset value, end of year .....................................     $14.97     $10.10
                                                                    -------------------------
Total return b ...................................................     51.21%      1.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................     $33,583    $6,195
Ratios to average net assets:
 Expenses ........................................................        .95%      .95%d
 Expenses, excluding waiver and payments by affiliate ............       1.58%     7.71%d
 Net investment income ...........................................       1.40%    (.55)%d
Portfolio turnover rate ..........................................      12.58%        --


a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period October 21, 2002 (inception date) to December 31, 2002. d Annualized.

                       See notes to financial statements.

                                                                 ANNUAL REPORT 7

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003


                                                                                    INDUSTRY                     SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 88.4%
     AUSTRALIA 8.0%
     APN News & Media Ltd. .........................................                  Media                      118,510 $  357,165
   a APN News & Media Ltd.,144A ....................................                  Media                       19,600     59,070
     Iluka Resources Ltd. ..........................................             Metals & Mining                 159,460    544,257
     John Fairfax Holdings Ltd. ....................................                  Media                      222,990    591,401
     Mayne Group Ltd. ..............................................    Health Care Providers & Services          97,810    240,245
     Promina Group Ltd. ............................................                Insurance                    151,700    374,898
   a Sons of Gwalia Ltd. ...........................................             Metals & Mining                 189,220    506,115
                                                                                                                         -----------
                                                                                                                          2,673,151
                                                                                                                         -----------
     BELGIUM 1.4%
     Barco NV ......................................................   Electronic Equipment & Instruments          5,310    465,496
                                                                                                                         -----------
     BERMUDA .5%
     Axis Capital Holdings Ltd. ....................................                Insurance                      6,080    178,022
                                                                                                                         -----------
     CANADA 9.9%
   a ATI Technologies Inc. .........................................  Semiconductors & Semiconductor Equipment    21,760    328,189
   a GSI Lumonics Inc. .............................................   Electronic Equipment & Instruments         39,570    465,439
     Laurentian Bank of Canada .....................................            Commercial Banks                  19,180    413,359
     Legacy Hotels REIT ............................................            Consumer Finance                  11,000     61,118
     Linamar Corp. .................................................             Auto Components                  43,400    387,569
     North West Company Fund .......................................     Diversified Financial Services           22,080    423,061
   a Precision Drilling Corp. ......................................       Energy Equipment & Services             5,040    221,335
     Quebecor World Inc. ...........................................     Commercial Services & Supplies           14,700    304,295
     Sobeys Inc. ...................................................        Food & Staples Retailing               7,450    191,979
     Torstar Corp., B ..............................................                  Media                       14,260    320,126
     Transcontinental Inc., B ......................................     Commercial Services & Supplies           10,450    195,455
                                                                                                                         -----------
                                                                                                                          3,311,925
                                                                                                                         -----------
     CHINA 2.3%
   a China Resources Power Co. Ltd. ................................           Electric Utilities              1,038,000    484,666
   a China Resources Power Co. Ltd., 144A ..........................           Electric Utilities                160,000     74,707
   a Weiqiao Textile Co. ...........................................     Textiles Apparel & Luxury Goods          89,000    112,345
   a Weiqiao Textile Co., 144A .....................................     Textiles Apparel & Luxury Goods          82,000    103,509
                                                                                                                         -----------
                                                                                                                            775,227
                                                                                                                         -----------
     DENMARK 2.7%
   a ISS A/S .......................................................     Commercial Services & Supplies            6,500    320,422
     Vestas Wind Systems A/S .......................................          Electrical Equipment                36,390    591,793
                                                                                                                         -----------
                                                                                                                            912,215
                                                                                                                         -----------
     FINLAND 3.6%
     Amer Group Ltd., A ............................................      Leisure Equipment & Products            11,800    511,264
     KCI Konecranes International PLC ..............................                Machinery                      4,240    147,608
     Metso OYJ .....................................................                Machinery                     31,840    388,763
     Orion Yhtyma OYJ B ............................................             Pharmaceuticals                   7,770    166,808
                                                                                                                         -----------
                                                                                                                          1,214,443
                                                                                                                         -----------
     FRANCE .2%
     Galeries Lafayette SA .........................................            Multiline Retail                     440     68,153
                                                                                                                         -----------
     GERMANY 1.6%
     Celesio AG ....................................................    Health Care Providers & Services           4,710    228,727
     Jenoptik AG ...................................................  Semiconductors & Semiconductor Equipment    27,060    305,483
                                                                                                                         -----------
                                                                                                                            534,210
                                                                                                                         -----------
     HONG KONG 11.9%
     Asia Satellite Telecommunications Holdings Ltd. ...............  Diversified Telecommunication Services     101,000    191,889
     ASM Pacific Technology Ltd. ...................................  Semiconductors & Semiconductor Equipment    95,000    416,044
     Dah Sing Financial Holdings Ltd. ..............................            Commercial Banks                  56,400    419,535
     Fountain Set Holdings Ltd. ....................................     Textiles Apparel & Luxury Goods         462,000    315,395
     Giordano International Ltd. ...................................            Specialty Retail                 828,000    383,946
     Lerado Group Holdings Co. Ltd. ................................     Textiles Apparel & Luxury Goods       1,607,186    310,523
     Li & Fung Ltd. ................................................              Distributors                    50,000     85,656




8    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)


                                                                                    INDUSTRY                     SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     HONG KONG (CONT.)
     Moulin International Holdings Ltd. ............................    Health Care Equipment & Supplies         376,000 $  249,421
     Ngai Lik Industrial Holding Ltd. ..............................           Household Durables                752,000    309,959
     Techtronic Industries Co. Ltd. ................................           Household Durables                198,000    549,603
     Texwinca Holdings Ltd. ........................................     Textiles Apparel & Luxury Goods         291,000    211,777
     Wing Hang Bank Ltd. ...........................................            Commercial Banks                  48,000    285,641
     Wing Lung Bank Ltd. ...........................................            Commercial Banks                  42,400    277,165
                                                                                                                         -----------
                                                                                                                          4,006,554
                                                                                                                         -----------
     INDIA 2.1%
     Satyam Computers Services Ltd. ................................               IT Services                    32,373    260,651
     Tata Engineering & Locomotive Co. Ltd., GDR ...................               Automobiles                    44,680    440,098
                                                                                                                         -----------
                                                                                                                            700,749
                                                                                                                         -----------
     ISRAEL 1.2%
   a Orbotech Ltd. .................................................   Electronic Equipment & Instruments         17,070    408,314
                                                                                                                         -----------
     ITALY .7%
     Banca Popolare di Verona e SCRL ...............................            Commercial Banks                  13,050    220,902
                                                                                                                         -----------
     JAPAN 4.8%
     Japan Airport Terminal Co. Ltd. ...............................      Transportation Infrastructure           54,000    397,052
     Kikkoman Corp. ................................................              Food Products                   30,000    213,306
     Meitec Corp. ..................................................     Commercial Services & Supplies           12,000    461,323
     Ono Pharmaceutical Co. Ltd. ...................................             Pharmaceuticals                   5,000    188,019
     Sangetsu Co. Ltd. .............................................           Household Durables                 13,300    253,168
     Seiko Epson Corp. 144A ........................................         Computers & Peripherals                 700     32,658
     Tokyo Individualized Educational Institute Inc. ...............     Commercial Services & Supplies            9,300     74,629
                                                                                                                         -----------
                                                                                                                          1,620,155
                                                                                                                         -----------
     LUXEMBOURG .6%
   a Thiel Logistik AG .............................................                Software                      35,770    190,400
                                                                                                                         -----------
     MEXICO 3.2%
   a Corporacion Geo SA, B .........................................           Household Durables                103,740    528,705
     Grupo Aeroportuario del Sureste SA de CV, ADR .................      Transportation Infrastructure           16,750    294,800
     Grupo Continental SA ..........................................                Beverages                    147,940    250,138
                                                                                                                         -----------
                                                                                                                          1,073,643
                                                                                                                         -----------
     NETHERLANDS 8.3%
     Aalberts Industries NV ........................................        Industrial Conglomerates              13,820    357,877
     Arcadis NV ....................................................     Commercial Services & Supplies           17,400    204,990
   a Draka Holding NV ..............................................          Electrical Equipment                20,240    398,264
     IHC Caland NV .................................................       Energy Equipment & Services             5,840    316,751
     Imtech NV .....................................................       Construction & Engineering             13,260    344,212
     OPG Groep NV ..................................................    Health Care Providers & Services          11,280    512,921
     Vedior NV .....................................................     Commercial Services & Supplies           41,850    654,566
                                                                                                                         -----------
                                                                                                                          2,789,581
                                                                                                                         -----------
     NEW ZEALAND 1.4%
     Fisher & Paykel Healthcare Corp. Ltd. .........................    Health Care Equipment & Supplies          55,100    457,626
                                                                                                                         -----------
     SINGAPORE 1.3%
     OSIM International Ltd. .......................................            Personal Products                 64,000     44,468
     Want Want Holdings Ltd. .......................................              Food Products                  403,000    382,850
                                                                                                                         -----------
                                                                                                                            427,318
                                                                                                                         -----------
     SOUTH KOREA 4.4%
     Bank of Pusan .................................................            Commercial Banks                  41,060    229,853
     Dae Duck Electronics Co. Ltd. .................................   Electronic Equipment & Instruments         38,560    383,497
     Daegu Bank Co. Ltd. ...........................................            Commercial Banks                  42,740    206,974
     Halla Climate Control Co. Ltd. ................................          Electrical Equipment                 4,260    384,348


                                                                 ANNUAL REPORT 9

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONT.)


                                                                                    INDUSTRY                     SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SOUTH KOREA (CONT.)
     Koram Bank ....................................................            Commercial Banks                  13,750 $  161,561
     Samsung Electro-Mechanics Co. .................................   Electronic Equipment & Instruments          3,590    118,863
                                                                                                                         -----------
                                                                                                                          1,485,096
                                                                                                                         -----------
     SPAIN 2.4%
     Actividades de Construcciones y Servicios SA ..................       Construction & Engineering              2,180    106,415
     Sol Melia SA ..................................................      Hotels Restaurants & Leisure            55,540    400,017
     Transportes Azkar SA ..........................................               Road & Rail                    48,620    318,900
                                                                                                                         -----------
                                                                                                                            825,332
                                                                                                                         -----------
     SWEDEN 2.2%
     D. Carnegie & Co. AB ..........................................     Diversified Financial Services           36,070    355,923
     Observer AB ...................................................     Commercial Services & Supplies           82,280    392,229
                                                                                                                         -----------
                                                                                                                            748,152
                                                                                                                         -----------
     SWITZERLAND 3.7%
     Gurit Heberlein AG, Br. .......................................                Chemicals                        582    404,235
     Kuoni Reisen Holding AG, B ....................................      Hotels Restaurants & Leisure               150     50,212
     Lindt & Spruengli Chocolate Works Ltd. ........................              Food Products                      380    316,475
     SIG Holding AG ................................................                Machinery                      1,630    225,044
     Vontobel Holding AG ...........................................             Capital Markets                  11,640    265,882
                                                                                                                         -----------
                                                                                                                          1,261,848
                                                                                                                         -----------
     TAIWAN .5%
     Taiwan Fu Hsing ...............................................           Household Durables                179,000    156,592
                                                                                                                         -----------
     THAILAND 2.2%
     PTT Public Co. Ltd., fgn. .....................................                Oil & Gas                    146,100    731,929
                                                                                                                         -----------
     UNITED KINGDOM 7.3%
     Avis Europe PLC ...............................................               Road & Rail                   227,900    387,578
     Brambles Industries PLC .......................................     Commercial Services & Supplies          106,520    388,049
     Burberry Group PLC ............................................     Textiles Apparel & Luxury Goods          43,250    282,986
     Geest PLC .....................................................              Food Products                   51,150    414,110
     Kidde PLC .....................................................          Electrical Equipment               182,540    348,016
     Novar PLC .....................................................            Building Products                128,902    316,711
     W.H. Smith PLC ................................................            Specialty Retail                  42,380    209,013
     Yule Catto & Company PLC ......................................                Chemicals                     24,400    112,694
                                                                                                                         -----------
                                                                                                                          2,459,157
                                                                                                                         -----------
     TOTAL COMMON STOCKS (COST $20,677,272) ........................                                                     29,696,190
                                                                                                                         -----------
     PREFERRED STOCKS 1.8%
     BRAZIL
     Aracruz Celulose SA, ADR, pfd. ................................         Paper & Forest Products               6,180    216,547
     GERMANY
     Hugo Boss AG, pfd. ............................................     Textiles Apparel & Luxury Goods          19,040    383,058
                                                                                                                         -----------
     TOTAL PREFERRED STOCKS (COST $360,719) ........................                                                        599,605
                                                                                                                         -----------

                                                                                                              PRINCIPAL
                                                                                                                AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS (COST $3,277,004) 9.8%
     UNITED STATES
     U.S. Treasury Bills, 0.847% to 0.932%, with maturities to 3/25/04                                       $3,280,000   3,277,340
     TOTAL INVESTMENTS (COST $24,314,995) 100.0%                                                                         33,573,135
     OTHER ASSETS, LESS LIABILITIES                                                                                           9,581
                                                                                                                        ------------
     NET ASSETS 100.0%                                                                                                  $33,582,716
                                                                                                                        ------------

     a Non-income producing.


                                            See notes to financial statements.
10    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003


Assets:
 Investments in securities:
  Cost ...........................................................................   $24,314,995
                                                                                     -----------
  Value ..........................................................................    33,573,135
 Cash ............................................................................         2,391
 Foreign currency, at value (cost $100,318) ......................................       100,166
 Receivables:
  Dividends and interest .........................................................        33,677
                                                                                     -----------
      Total assets ...............................................................    33,709,369
                                                                                     -----------
Liabilities:
 Payables:
  Investment securities purchased ................................................       100,803
  Affiliates .....................................................................         1,601
  Deferred tax liability (Note 1g) ...............................................         6,208
 Other liabilities ...............................................................        18,041
                                                                                     -----------
      Total liabilities ..........................................................       126,653
                                                                                     -----------
Net assets, at value .............................................................   $33,582,716
                                                                                     -----------
Net assets consist of:
  Undistributed net investment income ............................................   $    29,067
  Net unrealized appreciation (depreciation) .....................................     9,251,264
  Accumulated net realized gain (loss) ...........................................       334,666
  Capital shares .................................................................    23,967,719
                                                                                     -----------
Net assets, at value .............................................................   $33,582,716
                                                                                     -----------
Net asset value per share ($33,582,716 / 2,243,788 shares outstanding) ...........        $14.97
                                                                                     -----------


                       See notes to financial statements.
                                                                ANNUAL REPORT 11

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003


Investment Income:
 (net of foreign taxes of $45,428)
 Dividends .....................................................................    $   451,365
 Interest ......................................................................         14,518
                                                                                    ------------
       Total investment income .................................................        465,883
                                                                                    ------------
Expenses:
 Management fees (Note 3) ......................................................        148,511
 Administrative fees (Note 3) ..................................................         39,539
 Transfer agent fees (Note 3) ..................................................          8,500
 Custodian fees ................................................................          5,000
 Reports to shareholders .......................................................         10,100
 Registration and filing fees ..................................................         18,700
 Amortization of offering costs (Note 1f) ......................................         36,667
 Professional fees .............................................................         35,200
 Directors' fees and expenses ..................................................         10,000
 Other .........................................................................          1,150
                                                                                    ------------
       Total expenses ..........................................................        313,367
          Expenses waived/paid by affiliate (Note 3) ...........................       (125,226)
                                                                                    ------------
             Net expenses ......................................................        188,141
                                                                                    ------------
                Net investment income ..........................................        277,742
                                                                                    ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................................................        689,032
  Foreign currency transactions ................................................        (12,594)
                                                                                    ------------
       Net realized gain (loss) ................................................        676,438
 Net unrealized appreciation (depreciation) on:
  Investments ..................................................................      9,257,285
  Translation of assets and liabilities denominated in foreign currencies ......          5,327
  Deferred taxes (Note 1g) .....................................................         (6,208)
                                                                                    ------------
       Net unrealized appreciation (depreciation) ..............................      9,256,404
                                                                                    ------------
Net realized and unrealized gain (loss) ........................................      9,932,842
                                                                                    ------------
Net increase (decrease) in net assets resulting from operations ................    $10,210,584
                                                                                    ------------



                       See notes to financial statements.

12    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2003
AND THE PERIOD OCTOBER 21, 2002 (INCEPTION DATE) TO DECEMBER 31, 2002

                                                                                                  2003        2002
                                                                                             ------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $   277,742  $   (3,101)
  Net realized gain (loss) from investments and foreign currency transactions ............       676,438      (1,858)
  Net unrealized appreciation (depreciation) on investments, translation of assets and
  liabilities denominated in foreign currencies, and deferred taxes ......................     9,256,404      (5,140)
                                                                                             ------------------------
     Net increase (decrease) in net assets resulting from operations .....................    10,210,584     (10,099)
 Distributions to shareholders from:
  Net investment income ..................................................................      (271,177)         --
  Net realized gains .....................................................................      (354,366)         --
                                                                                             ------------------------
Total distributions to shareholders ......................................................      (625,543)         --

Capital share transactions (Note 2) ......................................................    17,802,794   6,204,980
                                                                                             ------------------------
     Net increase (decrease) in net assets ...............................................    27,387,835   6,194,881

Net assets:
 Beginning of year .......................................................................     6,194,881          --
                                                                                             ------------------------
 End of year .............................................................................   $33,582,716  $6,194,881
                                                                                             ------------------------

Undistributed net investment income included in net assets:
 End of year .............................................................................   $    29,067  $   (1,039)
                                                                                             ------------------------


                       See notes to financial statements.
                                                                ANNUAL REPORT 13

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Foreign Smaller Companies Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in the equity securities of smaller companies located outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. OFFERING COSTS

Offering costs were amortized on a straight line basis over twelve months.



14    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

G. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

At December 31, 2003, there were 1.14 billion shares authorized ($0.01 par value) for the Company, of which 60 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                               YEAR ENDED                  PERIOD ENDED*
                                                            DECEMBER 31, 2003            DECEMBER 31, 2002
                                                        ---------------------------------------------------
                                                           SHARES      AMOUNT          SHARES      AMOUNT
                                                        ---------------------------------------------------
Shares sold .........................................   1,664,949  $18,209,070        613,135   $ 6,204,980
Shares issued on reinvestment of distributions ......      36,517      524,024             --            --
Shares redeemed .....................................     (70,813)    (930,300)            --            --
                                                        ---------------------------------------------------
Net increase (decrease) .............................   1,630,653  $17,802,794        613,135   $ 6,204,980
                                                        ---------------------------------------------------
* For the period October 21, 2002 (inception date) to December 31, 2002.


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TIC of .75% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The investment manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund as noted in the Statement of Operations.

The Fund paid transfer agent fees of $8,500, of which $5,163 was paid to Investor services.





                                                                ANNUAL REPORT 15

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

       Cost of investments ..............................   $24,316,330
                                                            ------------
       Unrealized appreciation ..........................     9,342,918
       Unrealized depreciation ..........................       (86,113)
                                                            ------------
       Net unrealized appreciation (depreciation) .......   $ 9,256,805
                                                            ------------

       Undistributed ordinary income ....................   $   344,417
       Undistributed long term capital gains ............        21,248
                                                            ------------
       Distributable earnings ...........................   $   365,665
                                                            ------------

The tax character of distributions paid during the year ended December 31, 2003 and the period ended December 2002 were as follows:

                                                              2003     2002
                                                           -----------------
   Distributions paid from ordinary income .............   $625,543     $--

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and organization and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 aggregated $17,792,805 and $2,144,068, respectively.


6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund's management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.



16    ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Institutional Funds, Inc. - Foreign Smaller Companies Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Smaller Companies Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period from October 21, 2002 (inception date) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2004, except for Note 6, as to which the date is February 12, 2004.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES

Tax Designation (unaudited)

Under Section 852(b)(3)(c) of the Internal Revenue Code, the Fund hereby designates $21,248 as a capital gain dividend for the fiscal year ended December 31, 2003.

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $354,168 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2003, more than 50% of the Foreign Smaller Companies Series' total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 11, 2003, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of Foreign Tax Paid, Foreign Source Income, Foreign Qualified Dividends and Adjusted Foreign Source Income as designated by the Fund, to shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

                                                                                                   ADJUSTED
                          FOREIGN TAX               FOREIGN                 FOREIGN                 FOREIGN
                             PAID                SOURCE INCOME        QUALIFIED DIVIDENDS        SOURCE INCOME
   COUNTRY                 PER SHARE               PER SHARE               PER SHARE               PER SHARE
   -----------------------------------------------------------------------------------------------------------
   Australia               0.0005                  0.0135                  0.0135                  0.0058
   Belgium                 0.0005                  0.0020                  0.0020                  0.0009
   Bermuda                 0.0000                  0.0002                  0.0002                  0.0001
   Brazil                  0.0000                  0.0021                  0.0021                  0.0009
   Canada                  0.0032                  0.0134                  0.0071                  0.0093
   Denmark                 0.0001                  0.0006                  0.0006                  0.0003
   Finland                 0.0028                  0.0119                  0.0119                  0.0051
   France                  0.0000                  0.0002                  0.0002                  0.0001
   Germany                 0.0018                  0.0071                  0.0028                  0.0055
   Hong Kong               0.0000                  0.0286                  0.0000                  0.0286
   India                   0.0000                  0.0014                  0.0014                  0.0006
   Italy                   0.0004                  0.0017                  0.0017                  0.0007
   Japan                   0.0007                  0.0043                  0.0043                  0.0018
   Mexico                  0.0000                  0.0031                  0.0031                  0.0013
   Netherlands             0.0024                  0.0101                  0.0101                  0.0043
   New Zealand             0.0013                  0.0055                  0.0055                  0.0024
   Norway                  0.0001                  0.0006                  0.0006                  0.0003
   Singapore               0.0000                  0.0016                  0.0000                  0.0016
   South Korea             0.0003                  0.0010                  0.0000                  0.0010
   Spain                   0.0005                  0.0020                  0.0020                  0.0009
   Sweden                  0.0018                  0.0077                  0.0077                  0.0033
   Switzerland             0.0011                  0.0044                  0.0044                  0.0019
   Thailand                0.0002                  0.0010                  0.0010                  0.0004
   United Kingdom          0.0033                  0.0212                  0.0211                  0.0091
                        --------------------------------------------------------------------------------------
   TOTAL                  $0.0210                 $0.1452                 $0.1033                  $0.0862
                        --------------------------------------------------------------------------------------

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the fund's distribution to which the foreign taxes relate).

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
Tax Designation (unaudited) (CONTINUED)

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2003. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2003 individual income tax returns.

BOARD MEMBERS AND OFFICERS

The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                               NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton (71)      Director     Since 1992         142          Director, Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-----------------------------------------------------------------------------------------------------------------------------------

Frank J. Crothers (59)     Director     Since 1990         20           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Chairman, Ventures Resources Corporation (Vice Chairman 1996-2003); Vice
Chairman, Caribbean Utilities Co. Ltd.; Director and President, Provo Power Company Ltd.; Director, Caribbean Electric
Utility Services Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and
FORMERLY, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------------------------------

S. Joseph Fortunato (71)   Director     Since 1992         143          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------------------------

Edith E. Holiday (51)      Director     Since 1996         96           Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                  and refining of oil and gas); Beverly Enterprises,
Suite 2100                                                              Inc. (health care); H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                                          foods and allied products); RTI International
                                                                        Metals, Inc. (manufacture and distribution of
                                                                        titanium); and Canadian National Railway
                                                                        (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------

Betty P. Krahmer (74)      Director     Since 1995         21           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
-----------------------------------------------------------------------------------------------------------------------------------

Gordon S. Macklin (75)     Director     Since 1993         142          Director, White Mountains Insurance Group, Ltd.
500 East Broward Blvd.                                                  (holding company); Martek Biosciences Corporation;
Suite 2100                                                              MedImmune, Inc. (biotechnology); and Overstock.com
Fort Lauderdale, FL 33394-3091                                          (Internet services); and FORMERLY, Director, MCI
                                                                        Communication Corporation (subsequently known as
                                                                        MCI WorldCom, Inc. and WorldCom, Inc.)
                                                                        (communications services) (1988-2002) and
                                                                        Spacehab, Inc. (aerospace services) (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)      Director     Since 1992         28           None
500 East Broward Blvd.
Suite 2100 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power
and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------

Frank A. Olson (71)        Director     Since 2003         20           Director, Becton, Dickinson and Co. (medical
500 East Broward Blvd.                                                  technology); White Mountains Insurance Group Ltd.
Suite 2100                                                              (holding company); and Amerada Hess Corporation
Fort Lauderdale, FL 33394-3091                                          (exploration and refining of oil and gas).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and
FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------

Constantine D.
Tseretopoulos (49)         Director     Since 1990         20           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------



                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------

**Nicholas F. Brady (73)   Director     Since 1993         21           Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                  and refining of oil and gas); and C2, Inc.
Suite 2100                                                              (operating and investment business); and FORMERLY,
Fort Lauderdale, FL 33394-3091                                          Director, H.J. Heinz Company (processed foods and
                                                                        allied products)(1987-1988;1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group,
LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund;
and FORMERLY, Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until
1988); and U.S. Senator, New Jersey (April 1982-December 1982).

-----------------------------------------------------------------------------------------------------------------------------------

**Charles B. Johnson (70)  Director,    Director and      142           None
One Franklin Parkway       Vice         Vice President
San Mateo, CA 94403-1906   President    since 1993 and
                           and Chairman Chairman of
                           of the Board the Board since
                                        1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

Harmon E. Burns (58)       Vice         Since 1996         Not          None
One Franklin Parkway       President                       Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (39)    Vice         Since 2001   Not Applicable     None
PO Box N-7759              President
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
-----------------------------------------------------------------------------------------------------------------------------------

Martin L. Flanagan (43)    Vice         Since 1990   Not Applicable     None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer,
Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide,
Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director,
Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services,
LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

-----------------------------------------------------------------------------------------------------------------------------------

Jimmy D. Gambill (56)      Senior Vice  Since 2002   Not Applicable     None
500 East Broward Blvd.     President and
Suite 2100                 Chief Executive
Fort Lauderdale, FL        Officer -
33394-3091                 Finance and
                           Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

David P. Goss (56)         Vice         Since 2000   Not Applicable     None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).
-----------------------------------------------------------------------------------------------------------------------------------

Barbara J. Green (56)      Vice         Vice         Not Applicable     None
One Franklin Parkway       President    President
San Mateo, CA 94403-1906   and          since 2000
                           Secretary    and Secretary
                                        since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to
the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers
& Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------

Rupert H. Johnson, Jr.     Vice         Since 1996   Not Applicable     None
(63)                       President
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
John R. Kay (63)           Vice         Since 1994   Not Applicable     None
500 East Broward Blvd.     President
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

Michael O. Magdol (66)     Vice         Since 2002   Not Applicable     Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
600 Fifth Avenue           President                                    Foundation.
Rockefeller Center         - AML
New York, NY 10048-0772    Compliance


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

Mark Mobius (67)           Vice         Since 1993   Not Applicable     None
17th Floor,                President
The Chater House
8 Connaught Road
Central Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.;
Executive Vice President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
-----------------------------------------------------------------------------------------------------------------------------------

Donald F. Reed (59)        President    President    Not Applicable     None
1 Adelaide Street East,    and Chief    since 1993
Suite 2101                 Executive    and Chief
Toronto, Ontario Canada    Officer -    Executive
M5C 3B8                    Investment   Officer -
                           Management   Investment
                                        Management
                                        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Templeton Worldwide, Inc.; Chief Executive Officer, Templeton Investment Counsel,
LLC; President, Chief Executive Officer and Director, Franklin Templeton Investments Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and FORMERLY, Chairman and Director of
FTTrust Company.
-----------------------------------------------------------------------------------------------------------------------------------

Kimberley H. Monasterio    Treasurer    Treasurer    Not Applicable     None
(40)                       and Chief    and Chief
One Franklin Parkway       Financial    Financial
San Mateo, CA 94403-1906   Officer      Officer
                                        since 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------

                                                        NUMBER OF
                                                   PORTFOLIOS IN FUND
                                        LENGTH OF   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Murray L. Simpson (66)     Vice         Since 2000   Not Applicable     None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources, and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. (Darby Investments) and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. (Darby Partners). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd.
(TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1992 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVE THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES
Proxy Voting Policies and Procedures

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.





                                                                ANNUAL REPORT 25

                       This page intentionally left blank.

---------------------
      PRSRT STD
    U.S. POSTAGE
        PAID
So. San Francisco, CA
   Permit No. 655
---------------------



This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Foreign Smaller Companies Series, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.



                                                          PRINCIPAL UNDERWRITER:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          INSTITUTIONAL SERVICES: 1-800-321-8563



ZT458 A 02/04

TIFI

FRANKLIN TEMPLETON NON-U.S.
CORE EQUITY SERIES

DECEMBER 31, 2003

[TEMPLETON LOGO]
TEMPLETON(R)

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH MAY INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A
WELL-DIVERSIFIED PORTFOLIO.

                                REGULATORY UPDATE
                             As of February 12, 2004

To Our Valued Shareholders:

In our efforts to fulfill our ongoing commitment to providing you with timely and accurate information, we have prepared this statement to give you an overview of current industry issues as they pertain to Franklin Resources, Inc. (Franklin Templeton Investments) and our subsidiary companies (the "Company"). Any further updates on these and other matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend the allegations vigorously. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on a fund is uncertain at this time. If we find that we bear responsibility for any unlawful or improper conduct, we have committed to making a fund or its shareholders whole, as appropriate.

We are pleased to bring you the annual report for the Templeton Institutional Funds, Inc. (TIFI) Franklin Templeton Non-U.S. Core Equity Series (the "Fund") covering the 12-month period ended December 31, 2003.

PERFORMANCE OVERVIEW

The Fund posted a 34.89% cumulative total return for the 12-month period ended December 31, 2003. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index/1/, which increased 39.17% (in U.S. dollars).

                                        TOTAL RETURNS AS OF 12/31/03
-------------------------------------------------------------------------------
                                         ONE-YEAR             Cumulative Since
                                          AVERAGE               Inception
                                        ANNUAL/1/,/2/        (09/03/02)/1/,/3/
-------------------------------------------------------------------------------
TIFI Franklin Templeton Non-U.S.
 Core Equity Series                      34.89%                   28.07%
-------------------------------------------------------------------------------
MSCI EAFE Index/4/                       39.17%                   32.31%
-------------------------------------------------------------------------------

1. Fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Source: Morgan Stanley Capital International (MSCI). The MSCI Europe, Australasia, and Far East (EAFE) Index is a capitalization-weighted (outstanding shares times price) equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets of Europe, Australasia, and the Far East.

Indices are unmanaged, do not contain cash and do not include management or operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page X.

ECONOMIC AND MARKET OVERVIEW

The momentum of the global economic recovery picked up its pace in 2003, led by strengthening in the U.S. economy and resulting positive equity market returns worldwide. Overall support for the broadening global economic recovery came from increased business spending after a three-year decline, increased industrial production, a greater demand for exports, and continued low interest rates. In many countries, including the United States, China, and Japan, gross domestic product (GDP) growth accelerated in 2003, particularly in the second half of the year. Inflation threats were a concern in the United States, with a continued rise in commodity prices and a weaker U.S. dollar. Industrial commodity prices increased 22.1% in U.S. dollar terms in 2003, and gold rallied 19.5% in response to the weakening dollar./2/ The Japanese markets performed well, as the country's economy continued to strengthen in view of improving domestic demand, rising employment, and the deadlines the government set to handle its banking problems. Strong performers among the MSCI country indices for the developed markets in 2003 include Germany (60.1%), Canada (55.4%), and Japan (36.2%)./3/

INVESTMENT STRATEGY

The Fund invests primarily in equity securities of foreign companies located outside of the United States, including emerging markets. The Fund pursues a disciplined "blend" of growth and value strategies by allocating approximately 50% of the portfolio to each strategy. The growth and value allocations are rebalanced whenever changes in market values cause one strategy to comprise more than 55% of the portfolio. The value manager focuses on bottom-up valuation analysis of the equity securities, while the growth manager utilizes both bottom-up as well as top-down macroeconomic and thematic evaluations of market sectors.

MANAGER'S DISCUSSION

Value-oriented equities strongly outperformed growth oriented equities during the year. The style divergence was over 13% as the MSCI EAFE Value Index/4/ rose 45.9% versus a 32.5% gain in the MSCI EAFE Growth Index./5/ Correspondingly, the value portion of the Fund has increased in proportion to the growth portion, but not yet enough to warrant an automatic rebalancing between the two style halves.

The performance of the value portion of the Fund's portfolio, relative to the MSCI EAFE Index, benefited from overweight positions in the strongly performing industrials and materials sectors. Increased investor confidence and stronger prospects for global economic growth focused attention on cyclical companies

-------------------------
1. Source: Morgan Stanley Capital International (MSCI). The MSCI Europe, Australasia, and Far East (EAFE) Index is a capitalization-weighted (outstanding shares times price) equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets of Europe, Australasia, and the Far East.
2. New York Times Online. "Industrial Commodities, Gold Climb." January
   2, 2004. p. 1.
3. Source: Morgan Stanley Capital International (MSCI).
4. Source: Morgan Stanley Capital International (MSCI). The MSCI EAFE
   Value Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index designed to measure the performance of value-oriented equity securities from global developed markets, excluding the U.S. and Canada. The index is constructed based on a two-dimensional framework for style segmentation utilizing eight valuation attributes and is designed to divide 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index into each a value index and a growth index.
5. Source: Morgan Stanley Capital International (MSCI). The MSCI EAFE Growth Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index designed to measure the performance of growth-oriented equity securities from global developed markets, excluding the U.S. and Canada. The index is constructed based on a two-dimensional framework for style segmentation utilizing eight valuation attributes and is designed to divide 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index into each a value index and a growth index.

such as metals producers and industrial components firms. Somewhat offsetting these results were weak stock selection in the energy area and a modest underweight position to the solidly performing financials sector. On the buy side, we initiated positions in Vestas Wind Systems, a European manufacturer of wind turbines. Vestas had a strong technological position in the area of wind turbines, an increasingly attractive way of generating clean energy. We also initiated a position in China Life Insurance Company. On the sell side, we liquidated our position in Antena 3 De Television. This was a spin off from Telefonica in Spain, and appeared not to have attractive valuation characteristics.

The performance of the growth portion of the Fund's portfolio, relative to the MSCI EAFE Growth Index, benefited from overweight positions in Asia (excluding Japan), and an allocation to emerging markets, notably China and Mexico. The growth portion's large overweight position in the consumer discretionary sector detracted from performance, but was more than offset by very strong stock selection in that sector, including BMW and a variety of media holdings. The overweight position in the financials sector relative to the EAFE Growth Index also helped performance, as financials were the third best performing sector for the year. Stock selection in health care detracted from performance, notably a small holding in Biovail, a Canadian biotechnology firm, and Takeda Chemical Industries, a Japanese firm. Ultimately, we liquidated the Fund's holdings in both stocks. The Fund produced notable returns in the utilities sector for the year, with strong returns from utilities in China and Hong Kong. Top contributors for the growth portion for the year included SAP, Puma AG, and Siemens, which reflected the strength in the German equity markets in 2003. Detractors for the year included ING Groep, Kao Corp, and Sony Corp.

It is important to note that there are special risks associated with foreign investments in smaller companies, and these risks are heightened in emerging markets. These include political, social and economic uncertainties, price volatility, illiquidity, currency fluctuation and limited product lines, markets, or financial and management resources. In addition, emerging markets are relatively small and less liquid. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. The short-term price volatility of smaller companies and emerging markets can be disconcerting and substantial declines are not unusual in emerging markets. The special risks of investing in smaller companies and emerging markets, as well as other considerations, are discussed in the Fund's prospectus.

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

Gary P. Motyl, CFA

John P. Remmert

Canyon A. Chan, CFA

PORTFOLIO MANAGERS
TIFI FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES



Gary P. Motyl, CFA, Chief Investment Officer of Templeton institutional global equities group and President of Templeton Investment Counsel, LLC, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry.

John P. Remmert, Senior Vice President, is responsible for managing institutional global equity portfolios. He has more than 15 years of investment experience. Prior to joining Fiduciary in 2002, Mr. Remmert was with Citigroup Global Asset Management and was based in both New York and London. Prior to this, he was with the Federal Reserve. Mr. Remmert holds an M.B.A. from the University of Chicago (1987), a J.D. from Georgetown University (1981), and a B.A. from Rutgers University (1977).

Canyon A. Chan, CFA, is Director of Alternative Strategies for Franklin Templeton Alternative Strategies, Inc. (FTAS). He currently manages the Franklin Templeton Strategic Growth and Franklin Templeton Capital Preservation funds of hedge funds, the Franklin Templeton dynamic and core growth/value products (Franklin Templeton Global Growth and Value Fund, Non-U.S. Core Equity Series, and Non-U.S. Dynamic Core Equity Fund) and oversees risk management and compliance for FTAS.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

GEOGRAPHIC DISTRIBUTION ON 12/31/03- pie chart
(EQUITY ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

Europe                                                  63.8%
Asia                                                    26.7%
North America                                            3.3%
Latin America                                            2.1%
Australia & New Zealand                                  2.0%
Middle-East/Africa                                       0.8%
Short-Term Investments & Other Net Assets                1.3%

FUND ASSET ALLOCATION ON 12/31/03 - pie chart

Equity*                                                 98.6%
Fixed Income                                             0.1%
Short-Term Investments & Other Net Assets                1.3%

*Equity includes convertible and preferred securities.



Sector Diversification on 12/31/03
(Equity Assets as a Percentage of Total Net Assets)

Financials                                              21.5%
Consumer Discretionary                                  16.2%
Industrials                                             11.3%
Telecommunication Services                              10.9%
Information Technology                                   9.4%
Materials                                                7.9%
Health Care                                              7.6%
Energy                                                   5.7%
Consumer Staples                                         5.0%
Utilities                                                3.2%
Short-Term Investments & Other Net Assets                1.3%


Page 3, right-side callout

10 LARGEST EQUITY POSITIONS ON 12/31/03
(Percentage of Total Net Assets)

SAP AG                                                  1.9%
Bayerische Motoren Werke AG (BMW)                       1.9%
UBS AG                                                  1.6%
Kookmin Bank                                            1.6%
Vodafone Group PLC                                      1.4%
Banco Santander Central Hispano SA                      1.4%
Compass Group PLC                                       1.4%
Sun Hung Kai Properties Ltd.                            1.3%
Koninklijke Philips Electronics NV                      1.3%
Sompo Japan Insurance Inc                               1.3%

INSERT GRAPH (PLEASE SPACE BOX ON LEFT SIDE OF PAGE TO MATCH EXACT SPACING AS USED IN THE TIFI FOREIGN SMALLER COMPANIES SERIES REPORT):

TOTAL RETURN INDEX COMPARISON/1/
$5,000,000 INVESTMENT: 09/03/02-12/31/03

TIFI Franklin Templeton Non-U.S. Core Equity Series/1/
MSCI EAFE Index/4/

Periods ended December 31, 2003

                                                        Since
                                                      Inception
                                        One-Year      (09/03/02)
---------------------------------------------------------------------------
Average Annual Total Return/1/,/2/       34.89%         20.53%
Cumulative Total Return/1/,/3/           34.89%         28.07%


1. Fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Source: Morgan Stanley Capital International (MSCI). The MSCI Europe, Australasia, and Far East (EAFE) Index is a capitalization-weighted (outstanding shares times price) equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets of Europe, Australasia, and the Far East.

Indices are unmanaged, do not contain cash and do not include management or operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
FINANCIAL HIGHLIGHTS





                                                    YEAR ENDED             PERIOD ENDED
                                                 DECEMBER 31, 2003      DECEMBER 31, 2002/c/
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                   $9.45                 $10.00
                                                -----------------------------------------
Income from investment operations:
  Net investment income/a/                             .19                    .01
  Net realized and unrealized gains (losses)          3.09                   (.51)
                                                -----------------------------------------
Total from investment operations                      3.28                   (.50)
                                                -----------------------------------------
Less distributions from net investment income:        (.27)                  (.05)
                                                -----------------------------------------
Net asset value, end of year                        $12.46                  $9.45
                                                =========================================
Total return/b/                                      34.89%                 (5.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)                    $2,493                 $2,942
Ratios to average net assets:
  Expenses                                             .84%                   .84%/d/
  Expenses, excluding waiver and payments
    by affiliate                                      5.31%                  5.47%/d/
  Net investment income                               1.87%                   .28%/d/
Portfolio turnover rate                              39.97%                  6.36%


a  Based on average daily shares outstanding.
b  Total return is not annualized for periods less than one year.
c For the period September 3, 2002 (inception date) to December 31, 2002. d Annualized.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003


                                                               INDUSTRY                          SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 98.6%

     AUSTRALIA 2.0%

     Mayne Group Ltd .................................  Health Care Providers & Services         4,820      $  11,839
     News Corp. Ltd. ADR .............................             Media                           500         18,050
     Qantas Airways Ltd  .............................           Airlines                        4,970         12,320
     Westpac Banking Corp.............................       Commercial Banks                      700          8,433
                                                                                                           -------------
                                                                                                               50,642
                                                                                                           -------------
     BERMUDA 1.1%
     ACE Ltd..........................................          Insurance                          640         26,509
                                                                                                           -------------

     CANADA 2.2%
     Alcan Inc. ......................................          Metals & Mining                    420         19,686
     BCE Inc. ........................................  Diversified Telecommunication Services   1,060         23,706
     EnCana Corp. ....................................           Oil & Gas                         300         11,840
                                                                                                           -------------
                                                                                                               55,232
                                                                                                           -------------

     CHINA 1.8%
     Beijing Capital International Airport Co. Ltd.,H.      Transportation Infrastructure       18,000          6,144
   a China Life Insurance Co. Ltd., ADR ..............           Insurance                         100          3,297
   a China Life Insurance Co. Ltd., H ................           Insurance                      11,000          8,997
     China Mobile (Hong Kong) Ltd. .... ..............   Wireless Telecommunication Services     4,450         13,671
     Huaneng Power International Inc., H .............        Electric Utilities                 7,000         12,127
                                                                                                           -------------
                                                                                                               44,236
                                                                                                           -------------

     DENMARK .2%
     Vestas Wind Systems A/S .........................        Electrical Equipment                 370          6,017
                                                                                                           -------------

     FINLAND 1.0%
     Stora Enso Oyj, R (EUR/FIM Traded)  .............      Paper & Forest Products              1,820         24,518
                                                                                                           -------------

     FRANCE 7.3%
     Accor SA  .......................................      Hotels Restaurants & Leisure           140          6,340
     Aventis SA  .....................................         Pharmaceuticlas                     420         27,760
     Axa  ............................................           Insurance                         970         20,763
     Dassault Systemes SA  ...........................           Software                          300         13,683
     Michelin, B  ....................................        Auto Components                      530         24,321
     Publicis Groupe .................................             Media                           500         16,208
     Sanofi-Synthelabo SA ............................         Pharmaceuticlas                     400         30,121
     Suez SA  ........................................    Multi-Utilities & Unregulated Power    1,190         23,911
     Television Francaise 1 ..........................             Media                           560         19,552
                                                                                                           -------------
                                                                                                              182,659
                                                                                                           -------------
     GERMANY 11.7%
     BASF AG  ........................................            Chemicals                        350         19,756
     Bayer AG  .......................................            Chemicals                        510         15,053
     Bayerische Motoren Werke AG  ....................           Automobiles                     1,000         46,607
     Celesio AG  .....................................   Health Care Providers & Services          460         22,338
     Deutsche Post AG  ...............................       Air Freight & Logistics             1,520         31,290
     E.ON AG  ........................................         Electric Utilities                  400         26,201

                                                               INDUSTRY                          SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)

     GERMANY (CONT.)
     Puma AG  ........................................    Textiles Apparel & Luxury Goods          150      $  26,488
     SAP AG  .........................................             Software                        280         47,255
     Siemens AG  .....................................       Industrial Conglomerates              400         32,190
     Volkswagen AG ...................................            Automobiles                      460         25,733
                                                                                                           -------------
                                                                                                              292,911
                                                                                                           -------------

     HONG KONG 5.4%
     Esprit Holdings Ltd. ............................          Specialty Retail                 7,000         23,307
     HSBC Holdigns PLC ...............................         Commercial Banks                  1,200         18,935
     Sun Hung Kai Properties Ltd. ....................           Real Estate                     4,000         33,103
     Swire Pacific Ltd., A ...........................      Diversified Financial Services       2,000         12,340
     Television Broadcasts Ltd. ......................              Media                        5,000         25,246
     Wharf Holdings Ltd. .............................      Diversified Financial Services       8,000         22,155
                                                                                                           -------------
                                                                                                              135,086
                                                                                                           -------------

     IRISH REPUBLIC 1.3%
     Anglo Irish Bank Corp. PLC  .....................           Commercial Banks                2,000         31,710
                                                                                                           -------------
     ISRAEL .8%
   a Check Point Software Technologies Ltd. ..........             Software                      1,160         19,511
                                                                                                           -------------

     ITALY 4.8%
     Arnoldo Mondadori Editore SpA ...................              Media                        1,700         15,246
     Eni SpA  ........................................            Oil & Gas                      1,300         24,531
     Luxottica Group SpA, ADR  .......................      Textile Apparel & Luxury Goods       1,200         20,880
     Mediaset SpA  ...................................              Media                        1,400         16,635
     Riunione Adriatica di Sicurta SpA ...............            Insurance                      1,294         22,034
     Saipem SpA  .....................................      Energy Equipment & Services          2,500         20,213
                                                                                                           -------------
                                                                                                              119,539
                                                                                                           -------------


     JAPAN  14.0%
     Canon Inc., ADR  ................................           Office Electronics                400         19,056
     East Japan Railway Co. ..........................             Road & Rail                       5         23,561
     FANUC Ltd.  .....................................             Machinery                       400         23,962
     JFE Holdings Inc. ...............................            Metals & Mining                  900         24,564
     KAO Corp. .......................................            Household Products             1,000         20,341
     KDDI Corp.  .....................................    Wireless Telecommunication Services        4         22,917
     Kyocera Corp.  ..................................     Electronic Equipment & Instruments      200         13,325
     Misumi Corp.  ...................................       Trading Companies & Distributors      200          8,883
     Mitsui Fudosan Co. Ltd. .........................             Real Estate                   1,000          9,032
     Nintendo Co. Ltd. ...............................             Software                        100          9,331
     Nippon Telegraph & Telephone Corp. ..............  Diversified Telecommunication Services       6         28,945
     Nomura Holdings Inc. ............................            Capital Markets                1,000         17,029
     Olympus Corp. ...................................     Health Care Equipment & Supplies      1,000         21,694
     Seiko Epson Corp. ...............................             Computer & Peripherals          400         18,662
     SMC Corp. .......................................               Machinery                     200         24,895

                                                               INDUSTRY                          SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)

     JAPAN (CONT.)
     Sompo Japan Insurance Inc. ......................             Insurance                     4,000      $  32,882
     Sony Corp. ......................................         Household Durables                  900         31,156
                                                                                                           -------------
                                                                                                              350,235

     MEXICO 2.1%
     America Movil SA de CV, L, ADR ..................   Wireless Telecommunication Services       600         16,404
     Grupo Financiero Banorte SA de CV, O ............          Commercial Banks                 4,000         13,882
     Telefonos de Mexcio SA de CV (Telmex), L, ADR ...   Diversified Telecommunication Services    650         21,470
                                                                                                           -------------
                                                                                                               51,756
                                                                                                           -------------

     NETHERLANDS 5.2%
     Akzo Nobel NV  ..................................                Chemicals                    630         24,317
     IHC Caland NV  ..................................      Energy Equipment & Services            410         22,238
     ING Groep NV  ...................................     Diversified Financial Services        1,290         30,086
     Koninklijke Phillips Electronics NV .............            Household Durables             1,130         32,996
     STMicroelectronics NV  .......................... Semiconductors & Semiconductor Equipment    700         18,983
                                                                                                           -------------
                                                                                                              128,620
                                                                                                           -------------

     NORWAY 1.0%
     Norske Skogindustrier ASA, A ....................       Paper & Forest Products             1,340         25,580
                                                                                                           -------------

     PORTUGAL .9%
     Poortugal Telecom, SGPS, SA  ....................   Diversified Telecommunication Services  2,310         23,251
                                                                                                           -------------

     RUSSIA 1.1%
   a Lukoil Holdings, ADR  ...........................                 Oil & Gas                   300         26,700
                                                                                                           -------------

     SOUTH KOREA 4.1%
     Kookmin Bank, ADR ...............................             Commercial Banks              1,040         39,354
     KT Corp., ADR  ..................................   Diversified Telecommunication Services  1,100         20,977
     POSCO, ADR ......................................              Metals & Mining                500         16,985
     Samsung Electronics Co. Ltd., GDR, 144A.......... Semiconductors & Semiconductor Equipment    130         24,310
                                                                                                           -------------
                                                                                                              101,626
                                                                                                           -------------

     SPAIN 2.5%
     Banco Santander Central Hispano SA...............             Commercial Banks              2,900         34,348
   a Telefonica SA  ..................................   Diversified Telecommunication Services  1,970         28,924
                                                                                                           -------------
                                                                                                               63,272
                                                                                                           -------------
     SWEDEN 3.8%
     Atlas Copco AB, A ...............................                 Machinery                   910         32,566
     Nordea AB, FDR ..................................               Commerical Banks            3,940         29,421
     Securitas AB, B .................................       Commerical Services & Supplies        480          6,471
     Volvo Ab, B  ....................................                 Machinery                   840         25,683
                                                                                                           -------------
                                                                                                               94,141
                                                                                                           -------------


                                                               INDUSTRY                          SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)

     SWITZERLAND 3.4
     Roche Holding AG  ...............................          Pharmaceuticlas                    200      $  20,174
     Swiss Re ........................................             Insurance                       340         22,955
     UBS AG  .........................................          Capital Markets                    600         41,092
                                                                                                           -------------
                                                                                                               84,221
                                                                                                           -------------

     TAIWAN 1.4%
     Chunghwa Telecom Co. Ltd., ADR  .................   Diversified Telecommunication Services    700         10,150
   a Taiwan Semiconductor Manufacturing Co.,Ltd, ADR.. Semiconductors & Semiconductor Equipment  2,500         25,600
                                                                                                           -------------
                                                                                                               35,750
                                                                                                           -------------
     UNITED KINGDON 19.5%
     BAE Systems PLC  ................................         Aerospace & Defense               6,900         20,783
     BHP Billiton PLC ................................           Metals & Mining                 3,150         27,518
     BP PLC  .........................................            Oil & Gas                      1,560         12,651
     Cable & Wireless PLC ............................   Diversified Telecommunication Services 11,130         26,599
     Cadbury Schweppes PLC ...........................            Food Products                  3,700         27,173
     Compass Group PLC ...............................        Hotels Restaurants & Leisure       5,000         34,013
     Diageo PLC ......................................             Beverages                     2,200         28,947
     Exel PLC ........................................          Air Freight & Logistics            900         11,898
     J Sainsbury PLC .... ............................          Food & Staples Retailing         2,380         13,325
     National Grid Transco PLC .......................     Multi-Utilities & Unregulated Power   2,350         16,838
     Reckitt Benckiser PLC ...........................          Household Products                 700         15,839
     Royal Bank of Scotland Group PLC ................          Commerical Banks                 1,000         29,466
     Shell Transport & Trading Co. PLC ...............            Oil & Gas                      3,310         24,620
   a Shire Pharmaceuticals Group PLC .................           Pharmaceuticals                 2,870         27,872
     Smith & Nephew PLC ..............................    Health Care Equipment & Supplies       3,200         26,881
     Smith Group PLC  ................................         Industrial Conglomerates          1,290         15,265
     Standard Chartered PLC ..........................           Commercial Banks                1,630         26,918
     Tesco PLC .......................................       Food & Staples Retailing            4,300         19,841
     The Sage Group PLC ..............................              Software                     7,200         22,653
     Vodafone Group PLC  .............................   Wireless Telecommunication Services    14,000         34,711
     WPP Group PLC  ..................................                  Media                    2,200         21,602
                                                                                                           -------------
                                                                                                              485,413
                                                                                                           -------------

     TOTAL COMMON STOCKS (COST $1,836,959) 98.6%                                                            2,459,135
                                                                                                           -------------

                                                               INDUSTRY              PRINCIPAL AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES (COST $896) .1%
     FRANCE 1%
     AXA, cvt., zero cpn., 12/21/04                            Insurance               $         60       $     1,210
                                                                                                          -------------

     TOTAL INVESTMENTS (COST $1,837,855) 98.7%                                                              2,460,345
     OTHER ASSETS, LESS LIABILITIES 1.3%                                                                       32,631
                                                                                                          -------------
     NET ASSETS 100.0%                                                                                    $ 2,492,976
                                                                                                          =============

     CURRENCY ABBREVIATIONS:
     EUR  - Euro
     FIM  - Finnish Markka







        a Non-income producing.



                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003


Assets:
 Investments in securities:
  Cost ............................................................. $1,837,855
                                                                     ----------
  Value ............................................................  2,460,345
 Cash  .............................................................     44,467
 Receivables:
  Dividends and interest............................................      4,777
                                                                     ----------
     Total assets  .................................................  2,509,589
                                                                     ----------
Liabilities:
 Payables:
 Affiliates.........................................................         69
 Other liabilities..................................................     16,544
                                                                     ----------
     Total liabilities..............................................     16,613
                                                                     ----------

Net assets, at value  .............................................. $2,492,976
                                                                     ==========
Net assets consist of:
 Undistributed net investment income   .............................   $   (541)
 Net unrealized appreciation (depreciation).........................    622,731
 Accumulated net realized gain (loss) ..............................    (41,691)
 Capital shares ....................................................  1,912,477
                                                                     ----------
Net assets, at value ............................................... $2,492,976
                                                                     ----------
Net asset value per share ($2,492,976/200,000 shares outstanding)...     $12.46
                                                                     ----------



                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003



Investment Income:
 (net of foreign taxes of $8,229)
 Dividends ..............................................................  $64,799
 Interest  ..............................................................    1,163
                                                                           --------
    Total investment income .............................................   65,962
                                                                           --------
Expenses:
 Management fees (Note 3) ...............................................   17,012
 Administrative fees (Note 3) ...........................................    4,860
 Transfer agent fees (Note 3) ...........................................      300
 Custodian fees .........................................................      950
 Reports to shareholders ................................................    5,800
 Registration and filing fees ...........................................   14,900
 Amortization of offering costs (Note 1f) ...............................   37,923
 Professional fees  .....................................................   35,000
 Directors' fees and expenses ...........................................   11,500
 Other ..................................................................      860
                                                                           --------
    Total expenses  .....................................................  129,105
       Expenses waived/paid by affiliate (Note 3) ........................(108,688)
                                                                           --------
        Net expenses ....................................................   20,417
                                                                           --------
          Net investment income  ........................................   45,545
                                                                           --------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments  ..........................................................  (28,961)
  Foreign currency transactions .........................................     (984)
                                                                           --------
    Net realized gain (loss) ............................................  (29,945)
Net unrealized appreciation (depreciation) on:
 Investments  ...........................................................  672,591
 Translation of assets and liabilities denominated in foreign currencies.      351
                                                                           --------
    Net unrealized appreciation (depreciation)  .........................  672,942
                                                                           --------
Net realized and unrealized gain (loss)  ................................  642,997
                                                                           --------
Net increase (decrease) in net assets resulting from operations ......... $688,542
                                                                           --------


                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2003
AND THE PERIOD SEPTEMBER 3, 2002 (INCEPTION DATE) TO DECEMBER 31, 2002



                                                                     2003                2002
                                                                ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income  ......................................    $  45,545             $ 2,487
  Net realized gain (loss) from investments and foreign
   currency transactions ......................................      (29,945)             (2,335)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies .........................................      672,942             (50,211)
                                                                ----------------------------------------
      Net increase (decrease) in net assets resulting
        from operations .......................................      688,542             (50,059)


Distributions to shareholders from net investment income ......      (55,229)            (13,980)
Capital share transactions (Note 2) ...........................   (1,082,722)          3,006,424
                                                                ----------------------------------------

      Net increase (decrease) in net assets ...................     (449,409)          2,942,385

Net assets:
 Beginning of year ............................................    2,942,385                  --
                                                                ----------------------------------------
 End of year .................................................    $2,492,976          $2,942,385
                                                                ========================================
Undistributed net investment income included in net assets:
 End of year ..................................................    $    (541)            $ 2,080
                                                                ========================================



                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON  NON-U.S. CORE EQUITY SERIES
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Non-U.S. Core Equity Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON  NON-U.S. CORE EQUITY SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. OFFERING COSTS

Offering costs were amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON  NON-U.S. CORE EQUITY SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. CAPITAL STOCK

At December 31, 2003, there were 1.14 billion shares authorized ($0.01 par value) for the Company of which 60 million were designated as Fund shares. Transactions in the Fund's shares were as follows:


                                                           YEAR ENDED               Period Ended
                                                         DECEMBER 31, 2003        December 31, 2002*
                                                     -------------------------------------------------
                                                       Shares        Amount      Shares     Amount
                                                     -------------------------------------------------
Shares sold .......................................         --   $        --    418,425   $4,000,000
Shares issued in reinvestment of distributions ....        667         6,169         --           --
Shares redeemed ...................................   (112,026)   (1,088,891)  (107,066)    (993,576)
                                                     -------------------------------------------------
Net increase (decrease) ...........................   (111,359)  $(1,082,722)   311,359   $3,006,424
                                                     =================================================

*For the period September 3, 2002 (inception date) to December 31, 2002.

Franklin Advisors, Inc. (an affiliate of the Fund's investment manager) is the record owner of 100% of the Fund shares as of December 31, 2003.

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also officers or directors of Franklin Templeton Asset Strategies, LLC (Asset Strategies), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to Asset Strategies of .70% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The investment manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund through December 31, 2003 as noted in the Statement of Operations.

The Fund paid transfer agent fees of $300, of which $38 was paid to Investor Services.

4. INCOME TAXES

At December 31, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

     Cost of investments ...................................  $1,845,857
                                                             ------------
     Unrealized appreciation................................     627,441
     Unrealized depreciation ...............................     (12,953)
                                                             ------------
     Net unrealized appreciation (depreciation).............  $  614,488
                                                             ============

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON  NON-U.S. CORE EQUITY SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. INCOME TAXES (CONT.)

The tax character of distributions paid during the year ended December 31, 2003 and the period ended December 31, 2002 was as follows:

                                                      2003       2002
                                                   -----------------------
      Distributions paid from Ordinary Income:      $55,229    $13,980

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and organization and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and wash sales.

At December 31, 2003, the Fund had deferred foreign currency losses occurring subsequent to October 31, 2003 of $324. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

   Capital loss carryovers expiring in:
      2010.................................... $     34
      2011....................................   33,331
                                              -----------
                                              $  33,365
                                              ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003 aggregated $919,018 and $1,826,455, respectively.

6. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. The Company and the Fund may be named in similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON  NON-U.S. CORE EQUITY SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. REGULATORY MATTERS (CONT.)

compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund's management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON  NON-U.S. CORE EQUITY SERIES

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Institutional Funds, Inc. -
Franklin Templeton Non-U.S. Core Equity Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Non-U.S. Core Equity Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2003, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period from September 3, 2002 (inception date) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2004, except for Note 6, as to which the date is February 12, 2004.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON  NON-U.S. CORE EQUITY SERIES
TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates up to a maximum of $66,415 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors on the treatment of these amounts on their individual income tax returns.

At December 31, 2003, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 12, 2003, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of Foreign Tax Paid, Foreign Source Income, Foreign Qualified Dividends and Adjusted Foreign Source Income as designated by the Funds, to Class Z. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

                                                                            ADJUSTED
                  FOREIGN TAX         FOREIGN            FOREIGN             FOREIGN
                      PAID         SOURCE INCOME    QUALIFIED DIVIDENDS    SOURCE INCOME
COUNTRY            PER SHARE         PER SHARE          PER SHARE           PER SHARE
-------------------------------------------------------------------------------------------
Australia            0.0012           0.0104             0.0104               0.0045
Bermuda              0.0000           0.0020             0.0020               0.0009
Canada               0.0012           0.0059             0.0059               0.0025
China                0.0000           0.0068             0.0028               0.0052
Denmark              0.0014           0.0069             0.0069               0.0030
Finland              0.0016           0.0076             0.0076               0.0033
France               0.0039           0.0201             0.0201               0.0086
Germany              0.0049           0.0265             0.0263               0.0115
Hong Kong            0.0000           0.0153             0.0000               0.0153
Ireland              0.0000           0.0047             0.0047               0.0020
Italy                0.0031           0.0149             0.0149               0.0064
Japan                0.0011           0.0072             0.0072               0.0031
Mexico               0.0000           0.0050             0.0050               0.0021
Netherlands          0.0041           0.0198             0.0198               0.0085
Norway               0.0015           0.0074             0.0074               0.0032
Russia               0.0001           0.0006             0.0006               0.0003
South Africa         0.0000           0.0013             0.0013               0.0006
South Korea          0.0025           0.0110             0.0020               0.0099
Spain                0.0008           0.0054             0.0054               0.0023
Sweden               0.0033           0.0161             0.0161               0.0069


TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON  NON-U.S. CORE EQUITY SERIES
TAX DESIGNATION (UNAUDITED) (CONTINUED)

                                                                            ADJUSTED
                  FOREIGN TAX         FOREIGN            FOREIGN             FOREIGN
                      PAID         SOURCE INCOME    QUALIFIED DIVIDENDS    SOURCE INCOME
COUNTRY            PER SHARE         PER SHARE          PER SHARE           PER SHARE
-------------------------------------------------------------------------------------------
Switzerland          0.0024           0.0116             0.0116               0.0050
United Kingdom       0.0080           0.0581             0.0581               0.0249
                  -------------------------------------------------------------------------
TOTAL               $0.0411          $0.2646            $0.2361              $0.1300
                  -------------------------------------------------------------------------


Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2003. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2003 individual income tax returns.

BOARD MEMBERS AND OFFICERS

The name, age, and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


                            INDEPENDENT BOARD MEMBERS
----------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                 PORTFOLIOS IN
                                                                 FUND COMPLEX
                                               LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS       POSITION          TIME SERVED        BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------
Harris J. Ashton (71)       Director          Since 1992             142        Director, Bar-S Foods
500 East Broward                                                                (meat packing company).
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------------
Frank J. Crothers (59)      Director          Since 1990              20        None
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

---------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman,   Ventures  Resources  Corporation  (Vice  Chairman  1996-2003);  Vice
Chairman,  Caribbean  Utilities Co. Ltd.;  Director and  President,  Provo Power
Company  Ltd.;   Director,   Caribbean  Electric  Utility  Services  Corporation
(Chairman  until  2002);  director  of  various  other  business  and  nonprofit
organizations;   and  FORMERLY,   Chairman,  Atlantic  Equipment  &  Power  Ltd.
(1977-2003).
-------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato         Director          Since 1992             143        None
(71)
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------------------------------------
Edith E. Holiday (51)       Director          Since 1996              96        Director, Amerada Hess
500 East Broward                                                                Corporation (exploration
Blvd.                                                                           and refining of oil and
Suite 2100                                                                      gas); Beverly Enterprises,
Fort Lauderdale, FL                                                             Inc. (health care); H.J.
33394-3091                                                                      Heinz Company (processed
                                                                                foods and allied
                                                                                products); RTI
                                                                                International Metals, Inc.
                                                                                (manufacture and
                                                                                distribution of titanium);
                                                                                and Canadian National
                                                                                Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------------------------------------
Betty P. Krahmer (74)       Director          Since 1995             21         None
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  or Trustee of  various  civic  associations;  and  FORMERLY,  Economic
Analyst, U.S. government.
-------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (75)      Director          Since 1993             142        Director, White Mountains
500 East Broward                                                                Insurance Group, Ltd.
Blvd.                                                                           (holding company); Martek
Suite 2100                                                                      Biosciences Corporation;
Fort Lauderdale, FL                                                             MedImmune, Inc.
33394-3091                                                                      (biotechnology); and
                                                                                Overstock.com (Internet
                                                                                services); and FORMERLY,
                                                                                Director, MCI
                                                                                Communication Corporation
                                                                                (subsequently known as MCI
                                                                                WorldCom, Inc. and
                                                                                WorldCom, Inc.)
                                                                                (communications services)
                                                                                (1988-2002) and Spacehab,
                                                                                Inc. (aerospace services)
                                                                                (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and
Hambrecht  &  Quist  Group  (investment  banking)  (1987-1992);  and  President,
National Association of Securities Dealers, Inc. (1970-1987).
-------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (74)       Director          Since 1992              28        None
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer,
Landmark Banking Corporation (1969-1978); Financial Vice President, Florida
Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
-------------------------------------------------------------------------------------------------------------
Frank A. Olson              Director          Since 2003              20        Director, Becton,
(71)                                                                            Dickinson and Co. (medical
500 East Broward                                                                technology); White
Blvd.                                                                           Mountains Insurance Group
Suite 2100                                                                      Ltd. (holding company);
Fort Lauderdale, FL                                                             and Amerada Hess
33394-3091                                                                      Corporation (exploration
                                                                                and refining of oil and
                                                                                gas).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief
Executive Officer 1977-1999); and FORMERLY, Chairman of the Board, President and
Chief Executive Officer, UAL Corporation (airlines).
-------------------------------------------------------------------------------------------------------------
Constantine D.              Director          Since 1990              20        None
Tseretopoulos (49)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
-------------------------------------------------------------------------------------------------------------




                            INTERESTED BOARD MEMBERS AND OFFICERS
----------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                 PORTFOLIOS IN
                                                                 FUND COMPLEX
                                               LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS       POSITION          TIME SERVED        BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------
**Nicholas F. Brady         Director          Since 1993              21        Director, Amerada Hess
(73)                                                                            Corporation (exploration
500 East Broward                                                                and refining of oil and
Blvd.                                                                           gas); and C2, Inc.
Suite 2100                                                                      (operating and investment
Fort Lauderdale, FL                                                             business); and FORMERLY,
33394-3091                                                                      Director, H.J. Heinz
                                                                                Company (processed foods
                                                                                and allied products)
                                                                                (1987-1988;1993-2003).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Darby Overseas Investments,  Ltd., Darby Emerging Markets Investments
LDC and Darby Technology Ventures Group, LLC (investment firms)  (1994-present);
Director,  Templeton  Capital  Advisors Ltd. and Franklin  Templeton  Investment
Fund; and FORMERLY,  Chairman,  Templeton  Emerging Markets Investment Trust PLC
(until  2003);  Secretary  of the  United  States  Department  of  the  Treasury
(1988-1993);  Chairman  of the  Board,  Dillon,  Read &  Co.,  Inc.  (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
-------------------------------------------------------------------------------------------------------------
**Charles B. Johnson        Director, Vice    Director and           142        None
(70)                        President and     Vice President
One Franklin Parkway        Chairman of       since 1993 and
San Mateo, CA               the Board         Chairman of
94403-1906                                    the Board
                                              since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
Harmon E. Burns (58)        Vice President    Since 1996             Not         None
One Franklin Parkway                                                 Applicable
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin  Resources,  Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett          Vice President    Since 2001             Not         None
(39)                                                                 Applicable
PO Box N-7759
Lyford Cay,
Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------------------------------------
Martin L. Flanagan          Vice President    Since 1990             Not         None
(43)                                                                 Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice
President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (56)       Senior Vice       Since 2002             Not         None
500 East Broward            President and                            Applicable
Blvd.                       Chief Executive
Suite 2100                  Officer -Finance
Fort Lauderdale, FL         and
33394-3091                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Franklin Templeton Services,  LLC; Senior Vice President,  Templeton
Worldwide,  Inc.;  and  officer of 51 of the  investment  companies  in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------
David P. Goss (56)          Vice President    Since 2000             Not         None
One Franklin Parkway                                                 Applicable
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------------------------------------
Barbara J. Green (56)       Vice President    Vice President         Not         None
One Franklin Parkway        and Secretary     since 2000             Applicable
San Mateo, CA                                 and Secretary
94403-1906                                    since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  Inc.,  Franklin Mutual Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton Investment Counsel, LLC, and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 51 of the investment  companies in Franklin  Templeton  Investments;  and
FORMERLY,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------------
Rupert H. Johnson,          Vice President    Since 1996             Not         None
Jr. (63)                                                             Applicable
One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin Advisers,  Inc. and Franklin  Investment  Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of
Franklin  Resources,  Inc.  and of 49 of the  investment  companies  in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------
John R. Kay (63)            Vice President    Since 1994             Not         None
500 East Broward                                                     Applicable
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President,  Templeton Worldwide,  Inc.; Assistant Vice President,  Franklin
Templeton  Distributors,   Inc.;  Senior  Vice  President,   Franklin  Templeton
Services,  LLC;  and  officer  of some of the  other  subsidiaries  of  Franklin
Resources,  Inc. and of 35 of the  investment  companies  in Franklin  Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-------------------------------------------------------------------------------------------------------------
Michael O. Magdol (66)      Vice President -  Since 2002             Not         Director, FTI Banque, Arch
600 Fifth Avenue            AML Compliance                           Applicable  Chemicals, Inc. and
Rockefeller Center                                                               Lingnan Foundation.
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Mark Mobius (67)            Vice President    Since 1993             Not         None
17th Floor,                                                          Applicable
The Chater House
8 Connaught Road
Central
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; Executive Vice President and Director,
Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
-------------------------------------------------------------------------------------------------------------
Donald F. Reed (59)         President and     President              Not         None
1 Adelaide Street           Chief Executive   since 1993             Applicable
East, Suite 2101            Officer -         and Chief
Toronto, Ontario            Investment        Executive
Canada M5C 3B8              Management        Officer -
                                              Investment
                                              Management
                                              since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive  Vice  President  and  Director,   Templeton  Worldwide,  Inc.;  Chief
Executive Officer, Templeton Investment Counsel, LLC; President, Chief Executive
Officer and Director,  Franklin  Templeton  Investments  Corp.;  officer  and/or director,  as the case may be, of some of the  other  subsidiaries  of  Franklin
Resources, Inc.; and FORMERLY, Chairman and Director of FTTrust Company.
-------------------------------------------------------------------------------------------------------------
Kimberley H.                Treasurer and     Treasurer              Not         None
Monasterio (40)             Chief Financial   and Chief              Applicable
One Franklin Parkway        Officer           Financial
San Mateo, CA                                 Officer since
94403-1906                                    2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Murray L. Simpson (66)      Vice President    Since 2000             Not         None
One Franklin Parkway                                                 Applicable
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or  director,  as the case may be, of some of the  subsidiaries  of Franklin
Resources,  Inc. and of 51 of the  investment  companies  in Franklin  Templeton
Investments;  and  FORMERLY,  Chief  Executive  Officer and  Managing  Director,
Templeton  Franklin   Investment  Services  (Asia)  Limited  (until  2000);  and
Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources, and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. (Darby Investments) and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. (Darby Partners). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. (DEMF). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd.
(TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board of Directors has determined that there is at least one such financial expert on the Audit Committee and has designated each of Fred R. Millsaps and Frank A. Olson as an audit committee financial expert. The Board believes that Messrs. Millsaps and Olson qualify as such an expert in view of their extensive business background and experience. Mr. Millsaps, who is currently a director of various business and nonprofit organizations, has served as a member and chairman of the Fund Audit Committee since 1992 and was formerly Chairman and Chief Executive Officer of Landmark Banking Corporation and Financial Vice President of Florida Power and Light. Mr. Olson, who currently serves as Chairman of the Board of The Hertz Corporation and was its Chief Executive Officer from 1977 to 1999, is a director and audit committee member of Amerada Hess Corporation and White Mountains Insurance Group, Ltd. and a former President and Chief Executive Officer of United Airlines. As a result of such background and experience, the Board of Directors believe that Mr. Millsaps and Mr. Olson have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Millsaps and Olson are independent Directors as that term is defined under the applicable Stock Exchange Rules and Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.

Proxy Voting Policies and Procedures

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

(BACK COVER)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Franklin Templeton Non-U.S. Core Equity Series, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          INSTITUTIONAL SERVICES: 1-800-321-8563

ZT459 A 02/04

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 10(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $232,033 for the fiscal year ended December 31, 2003 and $163,348 for the fiscal year ended December 31, 2002.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $97 for the fiscal year ended December 31, 2003 and $4,218 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $316,594 for the fiscal year ended December 31, 2003 and $357,762 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for internal control examination pursuant to the Statement of Auditing Standards No. 70 and other attestation services.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $820 for the fiscal year ended December 31, 2003 and $84,424 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for tax compliance and advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The Fund's audit committee is directly responsible for approving the services to be provided by the auditors, including:

          (i) pre-approval of all audit and audit related services;

          (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

          (iii) pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

          (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)(2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $317,510 for the fiscal year ended December 31, 2003 and $446,404 for the fiscal year ended December 31, 2002.

(h)  No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.  N/A


ITEM 10. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 11. EXHIBITS.

(A) Code of Ethics for Principal Executive and Senior Financial Officers

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

(B)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS, INC.


By /s/JIMMY D. GAMBILL
   ------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: February 23, 2004




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   ------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: February 23, 2004


By /s/KIMBERLEY H. MONASTERIO
  -------------------------
   Kimberley H. Monasterio
   Chief Financial Officer
Date: February 23, 2004